PAINEWEBBER P A C E-SM-
Personalized Asset Consulting and Evaluation

                               GOING THE
                               DISTANCE
                               TO MEET YOUR
                               FINANCIAL NEEDS

                               SEMI-ANNUAL REPORT
                               JANUARY 31, 1999

This material is intended for use only by current PACE investors and must be preceded or accompanied by the current PACE prospectus.

DEAR PAINEWEBBER PACE-SM- SHAREHOLDER,

  We are pleased to present you with the semiannual report for the PACE Portfolios, comprising the PaineWebber PACE Select Advisors Trust.

  In this report you will find Mitchell Hutchins' summaries of the domestic and international markets for the six months ended January 31, 1999, covering events since the annual report for July 31, 1998. We then summarize the performance of each PACE Portfolio and present comments from each of the investment advisers. Please note that the opinions of the advisers do not necessarily represent those of PaineWebber Incorporated or Mitchell Hutchins Asset Management Inc.

  We are pleased with the overall performance of the PACE Portfolios over the past fiscal year. We recognize the far-ranging needs of today's investors and the importance of well-planned, well-diversified portfolios. To meet these needs, the PACE Portfolios offer a wide choice of actively managed funds that allow you to take advantage of investment opportunities as they arise.

  We appreciate the opportunity to help you achieve your financial goals. If you have any questions about the PaineWebber PACE Program or about PACE Select Advisors Trust, please contact your Financial Advisor.

Sincerely,

/s/ Margo Alexander
MARGO ALEXANDER
President and Chief Executive Officer
Mitchell Hutchins Asset Management Inc.

/s/ Bruce A. Bursey
BRUCE A. BURSEY
Senior Vice President
Managed Accounts Consulting Services
PaineWebber Incorporated

March 15, 1999

  This letter is intended to assist shareholders in understanding how the PACE portfolios performed during the six- month period ended January 31, 1999, and reflects both our views and the investment sub-advisers' views at the time of writing this report. Of course, these views may change in response to changing circumstances. We encourage you to consult your Financial Advisor regarding your personal investment program.

U.S. INVESTMENT OVERVIEW

STOCK MARKET

  The markets became extremely volatile last August when investors pulled money out of stocks in response to increased global uncertainty. Concerns about exposure to over-leveraged hedge funds and emerging markets caused a sell-off in financial-services stocks as investors backed away from potential credit quality and liquidity problems. Weakness in global markets also hurt U.S. companies sensitive to export growth. The stock market rallied, however, after the Federal Reserve cut short-term interest rates in September, October and November, from 5.50% to 4.75%, and other European central banks followed suit in anticipation of the new euro currency. The S&P 500 Index gained 15.02% for the six-month period ended January 31, 1999.

  Many sectors that had lagged from August through October rebounded by period-end, especially technology and financial services. Mid-capitalization stocks also improved to some extent. Small-cap stocks posted slight losses for the period. January saw renewed volatility across the stock market in response to concerns about higher U.S. interest rates and the devaluation of Brazil's currency, the real.

BOND MARKET

  The mid-August crisis in Russia and fears of its spread to Latin America heightened investors' aversion to credit risk. Yield spreads--the difference in yield or income that securities must pay above Treasurys to compensate for the additional risk--widened across all fixed income sectors. The "flight to quality" became a "flight to liquidity" as investors swarmed to shorter maturity Treasurys. Some bond markets virtually closed as a result.

  Attempting to halt the spread of the contagion, the Federal Reserve cut the short-term interest rate by 0.25% in September, October and November, lowering it from 5.50% to 4.75%. Rate cuts by several European central banks in preparation for the 1999 debut of the euro currency reinforced the Federal Reserve action, and the markets began to stabilize by mid-October. Investors returned to the bond markets in search of bargains, boosting the corporate and mortgage-backed sectors. Investors stood on firmer ground by January 1999--with less leverage and fewer risky investments than in August 1998--and thus weathered Brazil's devaluation of the real in January better than they had the devaluation of the Russian ruble in August. The yield on the 30-year U.S. Treasury bond rose about 0.25%, however, as investors became less quality sensitive and worried that inflation would heat up again, causing U.S. interest rates to rise.

GLOBAL INVESTMENT OVERVIEW

STOCK MARKETS

  The international stock markets ended the six-month period on an upbeat note, recovering from their losses in the late summer and early fall of last year. International stock markets, as measured by the Morgan Stanley Capital International Europe, Australia and Far East Index (MSCI EAFE), advanced 2.32% for the six months ended January 31, 1999.

  Investor sentiment improved as interest rates declined and the future of the new European monetary unit, the euro, which began trading on January 1, 1999, became more certain. European markets continued to see widely divergent returns between countries and companies within each country. Individual stock selection continued to be more important to performance than country selection alone.

  Asian markets rallied strongly during the period, prompted by interest rate cuts in the developed economies and the announcement by the International Monetary Fund (IMF) of a $41.5 billion aid package for Brazil. A sharp rally in the yen supported Asian currencies, particularly the Hong Kong dollar. Greater currency stability enabled interest rates to fall sharply throughout Asia. As the cost of borrowing fell, the position of debtors and banks improved. The real estate and financial services sectors performed strongly, but rising unemployment and potential wage cuts restrained consumer demand.

  Latin America also recovered as Brazil's fiscal policy, with the help of the IMF program, supported the real and allowed interest rates to decline. Nonetheless, difficulties continued to mount for the region in January 1999. Unable to continue defending the real against market pressure, Brazil was forced to let its currency float. The result was a rapid devaluation of the real, which threatened to trigger a sharp contraction of Brazil's economy.

BOND MARKETS

  Developed government bond markets were prime beneficiaries of the "flight to quality" that dominated the latter half of 1998 as investors put safety ahead of most other concerns. Fears of financial stresses from the collapse of emerging stock and bond markets drove down yields in virtually all developed markets to levels not seen in decades. Developed bond markets, as measured by the Salomon Brothers World Government Bond Index (WGBI), returned 11.00% for the six-month period ended January 31, 1999.

  Japanese bonds fared poorly as investors reacted to fears of large debt issuance to finance a worsening budget deficit. Elsewhere in Asia, markets began to steady as improving balances of payment and stabilizing currencies allowed interest rates to come down. Emerging market debt, however, still suffered heavy losses. As measured by the JP Morgan Emerging Market Bond Index Plus, bonds in the emerging markets lost 17.20% for the period.

PACE MONEY MARKET INVESTMENTS

ADVISER: Mitchell Hutchins Asset Management Inc.
OBJECTIVE: Current income consistent with preservation of capital and liquidity INVESTMENT PROCESS: The Portfolio invests in high-quality, U.S.
dollar-denominated money market instruments with maturities of 13 months or less, and maintains a dollar-weighted average maturity of 90 days or less. Security selection follows an approved list of top-tier rated securities reviewed by the firm's credit analysts.

ADVISER'S COMMENTS

  For the six-month period ended January 31, 1999, the Portfolio provided investors with a total return of 2.49% (before deducting the PACE Program fee). The Portfolio outperformed the 2.24% return of the 90-day U.S. Treasury bill over the same period. For the seven days ended January 31, 1999, the Portfolio's yield was 4.54% and its dollar-weighted average maturity was 77 days. Net assets totaled $31.1 million.

  We remained positive on the fixed income markets over the six months ended January 31, 1999, expecting interest rates to hold steady or fall slightly. Since we did not expect major changes in rates, we kept the Portfolio's weighted average maturity slightly long--about 5-10 days above the average of its peer group as of January 31, 1999.

  We expect the U.S. economy to grow more slowly in 1999, with inflation remaining low and no recession on the immediate horizon. The Federal Reserve is likely to maintain a steady monetary policy. We believe the fixed income markets will remain volatile in 1999, so we are taking an even more conservative posture with the Portfolio's investments. We expect to maintain the Portfolio's average maturity slightly longer than that of its peer group.

PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS

ADVISER: Pacific Investment Management Company (PIMCO)
OBJECTIVE: Current income
INVESTMENT PROCESS: The Portfolio invests primarily in U.S. government and agency securities of varying maturities, as well as mortgage-backed securities. The Portfolio's dollar-weighted average duration normally ranges between one and seven years. PIMCO establishes duration targets based on its expectations for changes in interest rates, then positions the Portfolio to take advantage of yield curve shifts. Securities are chosen for their value relative to other equivalent securities.

ADVISER'S COMMENTS

  For the six-month period covered by this report--August 1, 1998 through January 31, 1999--the Portfolio returned 3.41% before deducting the PACE Program fee. The Portfolio slightly lagged the Lehman Brothers Mortgage Backed Securities Index (the "Index") return of 3.67%. Portfolio net assets totaled $185.8 million as of January 31, 1999.

  The Portfolio's above-benchmark duration (a measure of its sensitivity to interest rate changes) contributed to performance as rates fell over the period. Falling rates caused the mortgage sector to lag the market as prepayments rose. The Portfolio's current-coupon, discount and collateralized mortgages, which faced less prepayment pressure, performed better than premium-coupon mortgages.

  We expect to maintain Portfolio duration at about 0.25 years above its benchmark to capture the price gains from lower-than-expected long-term rates. We intend to focus the Portfolio more on the intermediate segment of the yield curve in anticipation of an economic slowdown and potential curve steepening. We believe mortgages will continue to be the most prudent way to enhance yield without adding undue risk. We will focus on discount coupon, seasoned and other prepayment-protected mortgages, which tend to perform better in a declining rate environment.

ASSET ALLOCATION*
---------------------------------------------
Agency Mortgage Pass-Throughs................        58.4%
Collateralized Mortgages.....................        22.5
U.S. Government & Agency.....................         7.6
Corporates...................................         6.9
Agency-Backed................................         3.5
Stripped Mortgage-Backed.....................         0.7
Asset-Backed.................................         0.4
                                                    -----
Total........................................       100.0%
                                                    -----
                                                    -----

WEIGHTED AVERAGES*
---------------------------------------------
Maturity.....................................  3.01 years
Duration.....................................  2.46 years

* All weightings represent percentages of Portfolio assets as of January 31, 1999. The Portfolio is actively managed and all holdings are subject to change.

PACE INTERMEDIATE FIXED INCOME INVESTMENTS

ADVISER: Pacific Income Advisers, Inc.
OBJECTIVE: Current income consistent with reasonable stability of principal INVESTMENT PROCESS: The Portfolio invests in fixed income securities rated at least BBB; its dollar-weighted average duration (a measure of sensitivity to interest rate changes) normally ranges between two and four and one-half years. The adviser focuses on anticipating yield curve shifts and actively rotating among fixed income sectors based on its assessment of the risks and reward of each sector. Pacific Income Advisers uses a proprietary risk-adjustment model to identify undervalued securities.

ADVISER'S COMMENTS

  For the six-month period covered by this report--August 1, 1998 through January 31, 1999--the Portfolio returned 4.26% before deducting the PACE program fee. The Portfolio underperformed the Lehman Brothers Intermediate-Term Government/Corporate Index (the "Index") return of 5.00%. Portfolio net assets totaled $121.1 million as of January 31, 1999.

  During the period we increased the Portfolio's allocation to "spread" sectors as they became attractive on a risk-adjusted basis. (The "spread" is the yield premium to Treasurys offered by corporate, mortgage-backed and asset-backed securities to compensate investors for their higher credit risk.) Because of the steepness of the yield curve (i.e., longer maturities offering higher yields than shorter maturities), we emphasized the short and long ends of the yield curve. Also, the Portfolio maintained a higher level of interest-rate exposure than the Index--in technical terms, a longer duration. After the subsequent flattening of the yield curve, we shortened Portfolio duration to match the Index.

  We remain positive on the fixed income market in the long run. Spread sectors appear undervalued on a risk-adjusted basis, and we believe they will outperform Treasurys. We think the highly volatile fixed income market will present long-term opportunities as investors overreact to events. As long as the domestic economy remains strong, lower interest rates seem unlikely; we therefore expect to maintain the Portfolio's duration in line with the Index.

ASSET ALLOCATION*
---------------------------------------------
Corporate & Asset-Backed.....................        39.2%
U.S. Government..............................        38.0
Mortgage-Backed..............................        22.3
Cash Equivalents.............................         0.5
                                                    -----
Total........................................       100.0%
                                                    -----
                                                    -----


CREDIT QUALITY*
---------------------------------------------
U.S. Government & Agency.....................        53.8%
AAA..........................................         8.8
AA...........................................         3.3
A............................................        23.8
BBB..........................................         9.4
High Yield...................................         0.4
Cash & Cash Equivalents......................         0.5
                                                    -----
Total........................................       100.0%
                                                    -----
                                                    -----

* All weightings represent percentages of Portfolio assets as of January 31, 1999. The Portfolio is actively managed and all holdings are subject to change.

PACE STRATEGIC FIXED INCOME INVESTMENTS

ADVISER: Pacific Investment Management Company (PIMCO)
OBJECTIVE: Total return consisting of income and capital appreciation
INVESTMENT PROCESS: The Portfolio invests primarily in fixed income securities of varying maturities. Its dollar-weighted average duration (a measure of sensitivity to interest rate changes) normally ranges between three and eight years. PIMCO invests in those areas of the bond market it considers undervalued, based on such factors as quality, sector, coupon and maturity.

ADVISER'S COMMENTS

  For the six-month period covered by this report--August 1, 1998 through January 31, 1999--the Portfolio returned 4.24% before deducting the PACE Program fee. The Portfolio underperformed the Lehman Brothers Government/ Corporate Bond Index (the "Index") return of 5.74%. Portfolio net assets totaled $179.5 million as of January 31, 1999.

  The Portfolio's duration, which was longer than the Index, contributed to performance as interest rates fell during the period. The mortgage sector lagged the market as rates fell and prepayments rose. The Portfolio's current-coupon, discount and collateralized mortgages, which faced less prepayment pressure, fared better than its premium-coupon mortgages. A below-Index weighting in the corporate sector boosted returns as corporate profits waned and yield spreads versus U.S. Treasurys widened. The Portfolio's small emerging-market position (0.5%*) hurt performance.

  We expect to maintain Portfolio duration at about 0.25 years above its benchmark to capture price gains from lower-than-expected long-term rates. We intend to focus the Portfolio more on the intermediate segment of the yield curve in anticipation of an economic slowdown and potential curve steepening. We believe discount-coupon mortgages will continue to be the most prudent way to enhance yield without adding undue risk.

  We expect corporate profits to slow, and will continue to underweight investment-grade corporate debt. We will selectively hold small allocations of lower-rated corporate and emerging-market issues that pass stringent credit analysis.

ASSET ALLOCATION*
---------------------------------------------
Mortgage-Backed..............................        59.5%
U.S. Government & Agency.....................        23.8
Corporate....................................        14.1
Cash Equivalents.............................         2.1
Emerging Markets.............................         0.5
                                                    -----
Total........................................       100.0%
                                                    -----
                                                    -----


CREDIT QUALITY*
---------------------------------------------
AAA..........................................        74.1%
AA/A.........................................        10.3
BBB..........................................         6.3
BB...........................................         9.3
                                                    -----
Total........................................       100.0%
                                                    -----
                                                    -----

* All weightings represent percentages of Portfolio assets as of January 31, 1999. The Portfolio is actively managed and all holdings are subject to change.

PACE MUNICIPAL FIXED INCOME INVESTMENTS

ADVISER: Morgan Grenfell Capital Management, Incorporated
OBJECTIVE: High current income exempt from federal income tax
INVESTMENT PROCESS: The Portfolio invests in general obligation, revenue and private activity bonds and notes, the interest on which is exempt from federal income tax. Its dollar-weighted average duration (a measure of sensitivity to interest rate changes) normally ranges between three and seven years. Morgan Grenfell seeks to provide consistent returns with low volatility by selecting high-quality securities across all maturities and keeping Portfolio duration close to its benchmark. Emphasis is placed on issues with enhancements--such as government backing or collateral--that reduce credit risk.

ADVISER'S COMMENTS

  For the six-month period covered by this report--August 1, 1998 through January 31, 1999--the Portfolio returned 3.69% before deducting the PACE program fee. The Portfolio underperformed the Lehman Brothers Municipal Five-Year Index return of 4.19% for the same period. Portfolio net assets totaled $56.8 million as of January 31, 1999.

  The portfolio underperformed the Index due to its higher concentration of escrowed-to-maturity and pre-refunded bonds, which did not substantially appreciate in price during the period. The Portfolio's weighting in housing bonds (10%*) also hurt returns when declining interest rates caused mortgage prepayments to increase for single-family housing issues. The Portfolio emphasizes multifamily housing bonds, which do not prepay as quickly as single-family housing issues. During the period, however, the market priced multifamily issues similarly to single-family issues.

  Municipal bonds represented excellent value relative to U.S. Treasury bonds during the six months ended January 31, 1999. The yield on a 30-year AA municipal bond soared to 102% of the yield on a 30-year Treasury bond in early October, finally settling around 95% by the end of January--the norm is 82-84%. That abnormal relationship during the period was caused by the investor flight to U.S. Treasurys, which forced long-term Treasury yields below 5%, and an oversupply of municipal bonds, which kept prices low and yields constant.

  We continue to find value in higher-credit-quality issues--we feel that investors are not adequately compensated for incurring the additional risk of lower-rated issues. We have lengthened Portfolio duration (a measure of interest-rate risk) to attempt to capture value at the longer end of the yield curve. We believe municipal bond prices will rally as the oversupply subsides in 1999.

TOP FIVE STATES*
---------------------------------------------
California...................................        11.9%
Texas........................................        11.5
Pennsylvania.................................         9.1
Illinois.....................................         7.5
Indiana......................................         6.8


TOP FIVE SECTORS*
---------------------------------------------
Insured......................................        28.9%
Federal Agency Backed........................        22.4
ETM Pre-Refunded.............................        19.8
Corporate Supported..........................        11.3
Housing......................................        10.0

* All weightings represent percentages of Portfolio assets as of January 31, 1999. The Portfolio is actively managed and all holdings are subject to change.

PACE GLOBAL FIXED INCOME INVESTMENTS

ADVISER: Rogge Global Partners plc
OBJECTIVE: High total return
INVESTMENT PROCESS: The adviser believes that financially healthy countries produce the highest bond and currency returns over time. The Portfolio invests in high-grade fixed income securities issued by U.S. and foreign governments, supranational entities and overseas private issuers. Its dollar-weighted average duration (a measure of sensitivity to interest rate changes) normally ranges between four and eight years. The adviser uses a top-down analysis to find value across countries and to forecast interest and currency-exchange rates over a one-year horizon. An optimization model helps determine country, currency and duration positions.

ADVISER'S COMMENTS

  For the six-month period covered by this report--August 1, 1998 through January 31, 1999--the Portfolio returned 14.29% before deducting the PACE Program fee. The Portfolio outperformed the Salomon Brothers World Government Bond Index (the "Index") return of 10.99%. Portfolio net assets totaled $106.6 million as of January 31, 1999.

  During the past six months, our outperformance came from several sources. Our large underweighted position in Japanese bonds was a major contributor as this market was among the worst performers over the period. Currency allocation decisions also had a positive impact, as we were generally overweighted in deutschemarks and yen, both of which performed well. Finally, our relatively long duration position helped the Portfolio as bond yields in the U.S. and European markets fell.

  In terms of changes to the Portfolio during the past six months, our allocation to the euro-currency countries increased modestly and changed composition as we reduced some of our German exposure while raising our Dutch holdings to 5.7%* and establishing a 4.9% position in France. We also increased our yen allocation from an underweighted position to an overweighting of 7.6% versus the benchmark. Although we maintained a relatively long duration position versus the Index, we reduced the overall Portfolio duration from 7.5 years to
5.9 years over the period.

  Looking forward, we expect another good year for global bonds with global economic forces creating a positive environment for this bond market. Inflation is under control, as money supply growth in the G-7 has been kept in check. With the exception of Japan, fiscal policy remains tight with several countries at or near a fiscal surplus. We anticipate that the European bond markets will outperform their U.S. counterparts, with Japan underperforming the rest of the world. In addition to potentially strong returns from bonds, we foresee the U.S. dollar performing poorly this year, as the forces of global competition remove much-needed support from the U.S. asset markets.

ASSET ALLOCATION*
---------------------------------------------
Europe.......................................        55.4%
U.S. Treasurys/Gov't Agencies................        27.4
Emerging Markets.............................         6.2
Canada.......................................         4.1
Cash & Cash Equivalents......................         3.0
U.S. Corporates..............................         2.3
Japan........................................         1.6
                                                    -----
Total........................................       100.0%
                                                    -----
                                                    -----


CREDIT QUALITY*
---------------------------------------------
AAA..........................................        81.9%
AA...........................................         6.1
A............................................         1.6
BBB..........................................         3.3
BB...........................................         4.1
Cash.........................................         3.0
                                                    -----
Total........................................       100.0%
                                                    -----
                                                    -----

* All weightings represent percentages of Portfolio assets as of January 31, 1999. The Portfolio is actively managed and all holdings are subject to change.

PACE LARGE COMPANY VALUE EQUITY INVESTMENTS

ADVISER: Brinson Partners, Inc.
OBJECTIVE: Capital appreciation and dividend income
INVESTMENT PROCESS: The Portfolio invests in equity securities that the adviser considers undervalued. Normally, at least 65% of the Portfolio is invested in common stocks of companies with market capitalization of at least $2.5 billion when purchased. Brinson Partners' research focuses on several levels of analysis, including understanding wealth shifts that occur within the equity market and individual company research. Stock selection begins with the broad stock universe within which the adviser looks for undervalued issues. The firm's analysts conduct primary, fundamental research on a dynamic universe of 700 stocks. The adviser's expectations of a company's ability to generate profit and to grow its business into the future determine the company's intrinsic value.

ADVISER'S COMMENTS

  For the six-month period covered by this report--August 1, 1998 through January 31, 1999--the Portfolio returned 6.10% before deducting the PACE Program fee. The Portfolio outperformed the Russell 1000 Value Index (the "Index") return of 5.79%. Portfolio net assets totaled $326.8 million as of January 31, 1999.

  The Portfolio's stock selection and industry weightings provided significant positive results over the past six-month period relative to the Index. The Portfolio's strategy of underweighting energy (8.3% below the Index as of January 31, 1999) and banks/thrifts (9.9% below the Index) added value over the period. Similarly, its overweightings in consumer/ health & drugs and capital goods/technology produced positive results. The Portfolio's low weighting in telephone stocks relative to the Index dragged down performance over the period. Value stocks as measured by the Index lagged the large-capitalization universe as measured by the S&P 500 Index, which returned 15.02% for the period.

  Equity investors continue to be confronted with an overextended stock market that pays little attention to declining profit expectations. In our view, many stocks in the global equity markets are overpriced in terms of their opportunities for profit growth. Market overpricing and economic weakness help explain the profound performance discrepancies between growth and cyclical, large- and small-capitalization, and growth and value stocks--a hallmark of performance in recent years. In the United States, market participants appear to be extrapolating far into the future the double-digit rates of earnings growth that were achieved from 1992 through 1997. The Portfolio's positioning remains consistent with our belief that the market is overextended. The Portfolio maintains a low exposure to the largest stocks in the market.

TOP FIVE SECTORS*
---------------------------------------------
Technology...................................        11.3%
Services.....................................        10.2
Finance--Non Banking.........................         9.9
Transportation...............................         9.3
Health.......................................         9.2


TOP TEN STOCKS*
---------------------------------------------
Xerox Corp. .................................         6.3%
Burlington Northern Santa Fe, Inc. ..........         4.3
Federal Express Corp. .......................         3.5
Aetna Life & Casualty Co. ...................         3.3
Lockheed Martin Corp. .......................         3.3
Philip Morris Co. Inc. ......................         3.0
Baxter International, Inc....................         2.9
Raytheon Co. ................................         2.8
CIGNA Corp. .................................         2.5
Corning, Inc. ...............................         2.4

* All weightings represent percentages of Portfolio assets as of January 31, 1999. The Portfolio is actively managed and all holdings are subject to change.

PACE LARGE COMPANY GROWTH EQUITY INVESTMENTS

ADVISER: Alliance Capital Management L.P.
OBJECTIVE: Capital appreciation
INVESTMENT PROCESS: The Portfolio invests in companies that the adviser believes have faster rates of earnings growth than the average rate of the companies that comprise the S&P 500 Index. Normally, at least 65% of the Portfolio is invested in common stocks of companies with market capitalization of at least $2.5 billion at time of purchase. Alliance chooses stocks by identifying the best combinations of earnings growth and reasonable valuation. Each stock in the adviser's research universe is ranked based on analysts' assessments and six measures of earnings growth and valuation. The Portfolio normally invests in stocks that rank within the resulting top 30% of the universe.

ADVISER'S COMMENTS

  For the six-month period covered by this report--August 1, 1998 through January 31, 1999--the Portfolio returned 18.41% before deducting the PACE Program fee. For the same period, the Portfolio's benchmark, the Russell 1000 Growth Index, returned 22.80%. Portfolio net assets totaled $351.6 million as of January 31, 1999.

  Performance of equity markets worldwide suffered during the period, reflecting problems in Russia and Brazil. This severe market decline reversed toward the end of the calendar year. Technology and consumer services experienced the strongest recovery by a wide margin. These two sectors represented about 40% of the Portfolio.* Consumer services benefited from retail holdings and individual issues including Carnival Corporation (1.1%*), Harley Davidson (1.8%), and Liberty Media (2.7%). Financial services and consumer staples underperformed, reflecting concerns about exposure to Latin America and emerging markets.

  Our forecast calls for 3% growth in real GDP, accompanied by low inflation and contained interest rates. In this environment, earnings growth is likely to remain well rewarded by investors. Thus, we remain focused on technology and healthcare. The financial services sector also is a prominent holding--we believe U.S. financial services firms are likely to benefit from global consolidation as they utilize their resources to increase their share of world markets. Valuations appear attractive at 60-70% relative price-to-earnings multiples. We are monitoring earnings expectations for all holdings closely in order to avoid surprises.

TOP FIVE SECTORS*
---------------------------------------------
Technology...................................        27.9%
Finance......................................        16.9
Healthcare...................................        16.4
Consumer Services............................        14.2
Consumer Staples.............................        11.4


TOP TEN STOCKS*
---------------------------------------------
Dell Computer Corp...........................         5.1%
Cisco Systems, Inc...........................         5.1
Bristol-Myers Squibb.........................         4.1
MCI Worldcom Inc.............................         3.8
Microsoft Corp...............................         3.6
Schering-Plough Corp.........................         3.5
Intel Corp...................................         3.4
Citigroup, Inc...............................         3.3
Tyco International Ltd. .....................         3.3
Solectron Corp...............................         3.2

* All weightings represent percentages of Portfolio assets as of January 31, 1999. The Portfolio is actively managed and all holdings are subject to change.

PACE SMALL/MEDIUM COMPANY VALUE EQUITY INVESTMENTS

ADVISER: Brandywine Asset Management, Inc.
OBJECTIVE: Capital appreciation
INVESTMENT PROCESS: The Portfolio invests in equity securities that the adviser believes are undervalued or overlooked in the market. Such equities usually have price-to-earnings (P/E) ratios below the market average. Normally, at least 65% of the Portfolio is invested in common stocks of companies with market capitalization of less than $2.5 billion at the time of purchase. The adviser narrows the small company universe to about 650 stocks using three quantitative screens: positive trailing 12-month operating earnings, lowest P/E quartile based on trailing 12-month operating earnings, and market cap over $10 million but below the median cap of the New York Stock Exchange. Fundamental review further narrows the universe by excluding stocks for: earnings adjustments that raise P/E above the lowest quartile, pre-announced earnings changes that when formally reported will raise P/E, strong recent price gains, and severe or sudden fundamental deterioration.

ADVISER'S COMMENTS

  For the six-month period covered by this report--August 1, 1998 through January 31, 1999--the Portfolio lost 6.68% before deducting the Pace Program fee. The Portfolio outperformed the Russell 2500 Value Index (the "Index"), which lost 8.59% during the same period. Portfolio net assets totaled $187.9 million as of January 31, 1999.

  Throughout the period, small-cap stocks badly trailed larger-cap stocks. Therefore, the Portfolio's lower capitalization compared to the Index hurt performance. During the period we reduced our holdings in the financial services and utilities sectors, as their defensive performance in the first half of the year meant they no longer offered attractive valuations.

  From September through January, the U.S. equity market, including small-cap stocks, rebounded strongly from its earlier declines. During this upswing the Portfolio lagged the market and the Index. Technology stocks led the rally, particularly those companies involved in the Internet. Because few of these stocks sported cheap valuations, the Portfolio was underweighted in technology versus the Index and had almost no exposure to Internet stocks. Performance also was hurt by our significant exposure to economically sensitive industrials and basic materials, as well as oil-service stocks.

  Small-cap value stocks are now at lower valuations relative to the rest of the U.S. equity market than at any point over the last 20 years. Investors' expectations for large-cap and Internet stocks have become extremely optimistic and, we think, vulnerable to disappointment. We believe the combination of attractively priced small caps and expensive large caps will stimulate demand for small-cap stocks.

TOP FIVE SECTORS*
---------------------------------------------
Producer Manufacturing.......................        15.7%
Financial Services...........................        15.4
Industrial/Commercial Services...............        10.7
Consumer Durables............................         9.6
Consumer Non-Durables........................         8.8


TOP TEN STOCKS*
---------------------------------------------
Alliant Techsystems Inc. ....................         1.1%
Boise Cascade Office Products Corp. .........         0.9
America West Holdings Corp. .................         0.8
NAC Reinsurance Corp. .......................         0.8
U.S. Freightways Corp. ......................         0.8
Centex Construction Products Inc. ...........         0.8
Lone Star Industries, Inc....................         0.7
Milacron Inc. ...............................         0.7
Polaris Industries Inc. .....................         0.7
Commonwealth Energy Systems..................         0.7

* All weightings represent percentages of Portfolio assets as of January 31, 1999. The Portfolio is actively managed and all holdings are subject to change.

PACE SMALL/MEDIUM COMPANY GROWTH EQUITY INVESTMENTS

ADVISER: Delaware Management Company, Inc.
OBJECTIVE: Capital appreciation
INVESTMENT PROCESS: The Portfolio invests primarily in common stocks of "emerging growth" companies, which feature above-average rates of earnings growth. Normally, at least 65% of the Portfolio is invested in common stocks of companies with market capitalization of less than $2.5 billion. Up to 5% of the total assets may be invested in foreign securities, including American Depository Receipts. The adviser employs a bottom-up, fundamental analysis to identify companies with annual earnings growth of at least 25% and priced at a modest premium to the earnings multiples of the S&P 500 Index. Important criteria include free cash flow, strength of management, degree of insider ownership and potential for upside surprises.

ADVISER'S COMMENTS

  For the six-month period covered by this report--August 1, 1998 through January 31, 1999--the Portfolio returned 11.32% before deducting the PACE Program fee. The Portfolio outperformed the Russell 2500 Growth Index (the "Index"), which gained 8.17%. Portfolio net assets totaled $226.7 million as of January 31, 1999.

  The Portfolio performed well throughout this volatile period. Technology and consumer stocks were strong while financials continued to display weakness after seven years of outperformance. Notable performers included Gemstar Group Ltd. (3.1%*), Geotel Communications Corp. (3.9%), Applied Micro Circuits Corp. (3.3%) and Network Appliance Inc. (2.7%). We expect to continue to emphasize our core sectors--technology, consumer and financials--in the coming year.

  So, where to from here? Small caps are trading at a discount to large caps, a condition that persisted for the second half of 1998. We have seen this pattern occur a number of times in the last 25 years. Generally, these periods have been followed by a one- to two-year period of strong relative performance by small caps. These upward "corrections" tend to come in brief, powerful rallies. Therefore, we believe the only way to catch the updrafts is to be invested. Of course, no assurance can be given that this pattern will occur again, or that the Portfolio will realize gains.

TOP FIVE SECTORS*
---------------------------------------------
Consumer Cyclical............................        37.2%
Technology...................................        29.7
Financial....................................         9.8
Utilities....................................         6.8
Capital Goods................................         5.4


TOP TEN STOCKS*
---------------------------------------------
EMC Corp.....................................         4.6%
Geotel Communications Corp. .................         3.9
Veritas Software Co..........................         3.4
Applied Micro Circuits Corp. ................         3.3
Gemstar Group Ltd. ..........................         3.1
Chancellor Media Corp. ......................         3.0
Consolidated Graphics Inc. ..................         3.0
Staples, Inc.................................         2.9
Ambac Financial Group Inc....................         2.7
Network Appliance............................         2.7

* All weightings represent percentages of Portfolio assets as of January 31, 1999. The Portfolio is actively managed and all holdings are subject to change.

PACE INTERNATIONAL EQUITY INVESTMENTS

ADVISER: Martin Currie Inc.
OBJECTIVE: Capital appreciation
INVESTMENT PROCESS: Normally at least 65% of the Portfolio is invested in equity securities of companies domiciled in three or more countries outside the United States. Up to 10% of the Portfolio may be invested in emerging markets. A significant portion of currency exposure may be hedged back to the U.S. dollar. The adviser looks for companies that exhibit strong fundamentals and attractive valuations based on estimates of future earnings. In making country allocation decisions, the adviser considers such factors as economic and political stability, the currency outlook, local investor sentiment, breadth and liquidity of the market, valuation and the reliability of trading systems.

ADVISER'S COMMENTS

  For the six-month period covered by this report--August 1, 1998 through January 31, 1999--the Portfolio returned 0.52% before deducting the PACE Program fee. The Portfolio underperformed the Morgan Stanley Capital International Europe, Australia and Far East (MSCI EAFE) Index return of 2.32%. Portfolio net assets totaled $186.2 million as of January 31, 1999.

  The period saw some recovery in the Pacific Basin area as well as in Japan. The Portfolio's underweightings in these regions relative to the EAFE Index caused it to underperform about 0.4% in the Pacific Basin and 0.6% in Japan. Our UK stock selection also cost around 0.8% in performance. Stock selection in Japan and developed Europe collectively added 0.5% to performance, insufficient to offset the losses from asset allocation. We increased the Portfolio's exposure to Japan from 15% at the start of the period to 16.2% at the end.* During that period we also increased exposure to the Pacific Basin from 4% to 6.2%.* These increases were achieved by redeploying cash, which we reduced as it became clear to us that interest rates would be cut to offset recession.

  Our asset allocation is broadly neutral, although the Portfolio is slightly underweighted in Japan. The Portfolio's emerging market exposure is very modest as we see little possibility of sustained outperformance among those markets. Our next move may well be to switch assets from developed Europe into Japan.

TOP FIVE COUNTRIES*
---------------------------------------------
United Kingdom...............................        19.9%
Japan........................................        16.2
France.......................................        12.8
Germany......................................        12.8
Italy........................................         6.2


TOP TEN STOCKS*
---------------------------------------------
Mannesman AG.................................         3.9%
Vivendi......................................         3.6
Novartis AG..................................         3.1
AXA-UAP......................................         2.6
Nokia Corp. .................................         2.4
Allianz AG...................................         2.0
Wolters Kluwer NV............................         1.8
Royal Ahold NV...............................         1.7
Siemens AG...................................         1.6
Astra AB.....................................         1.6

* All weightings represent percentages of Portfolio assets, as of January 31, 1999, unless noted otherwise. The Portfolio is actively managed and all holdings are subject to change.

PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS

ADVISER: Schroder Capital Management International Inc.
OBJECTIVE: Capital appreciation
INVESTMENT PROCESS: Normally at least 65% of the Portfolio is invested in equity securities of issuers in three or more emerging-market countries. The adviser's network of regional specialists and analysts in 12 countries supports an intensive program of proprietary emerging-markets research. Schroder uses its research to identify companies with professional management, sustainable earnings growth, high domestic market share and credible accounting standards.

ADVISER'S COMMENTS

  For the six-month period covered by this report--August 1, 1998 through January 31, 1999--the Portfolio lost 12.09% before deducting the PACE Program fee. The Portfolio was roughly in line with its benchmark, the Morgan Stanley Capital International Emerging Markets Free (MSCI EMF) ex-Malaysia Index, which lost 12.40%. Portfolio net assets totaled $65.8 million as of January 31, 1999.

  Given the weakness in emerging stock markets, we maintained a defensive position throughout much of the six-month period. At the start of the period we held unusually high levels of cash, which we reduced in early October as confidence in emerging markets started to improve. We focused on markets where economic fundamentals remained strong, such as Poland and Mediterranean Europe, and on countries most committed to restructuring, particularly Korea. During the period we also hedged the Fund's exposure to the Hong Kong dollar, the Polish zloty and the Brazilian real.

  Our policy continues to have a relative preference for Europe/Middle East/Africa (EMEA) and Asian markets over those in Latin America. This reflects our view that most Latin American companies will face a much tougher economic environment in 1999, whereas much of the EMEA region will continue to enjoy positive growth and some Asian companies will start to see recovery. Within Asia the Fund's largest exposure is to Korea (13.4%*), where the large export sector has been a principal beneficiary of the stronger yen. Asia as a whole likely will continue to be influenced by the fortunes of the yen.

  The key elements of our policy going forwards are as follows:
- Underweight Latin America following the Brazilian currency devaluation of January 1999, with Mexico as the favored market. We expect to increase our exposure to the region when signs of stability return.
- As lower interest rates help stimulate demand, selectively overweight markets in Asia, emphasizing those where reforms are under way and economic news is improving, such as Korea, Thailand and the Philippines.
- Overweight the EMEA region with a focus on Israel and Eastern Europe (ex-Russia). We believe the region should remain relatively stable in terms of economic growth and low interest rates.

  While the outlook for many emerging markets has improved, there remain a number of concerns that warrant a fairly defensive stance. Commodity prices remain weak, global growth is expected to slow in 1999 and the capital available to emerging markets remains scarce. Brazil's future is key, with continued progress on fiscal reform and lower interest rates necessary to underpin confidence. In the absence of a global recession or a yen collapse, however, emerging markets should return to favor as investors focus on their low prices relative to the developed markets.

REGIONAL ALLOCATION*
---------------------------------------------
Europe/Africa................................        32.8%
Asia.........................................        36.7
Latin America................................        24.7
Cash.........................................         5.8
                                                    -----
Total........................................       100.0%
                                                    -----
                                                    -----


TOP TEN STOCKS*
---------------------------------------------
Telefonos de Mexico..........................         3.9%
Samsung Electronics Co. .....................         3.7
Hellenic Telecom Organization ...............         2.2
Korea Electric Power Corp. ..................         2.1
Hindustan Lever Ltd..........................         1.7
ECI Telecommunications Ltd. .................         1.6
Hellenic Bottling Company ...................         1.5
YPF Sociedad Anonima.........................         1.5
Companhia Vale Rio Doce "A"..................         1.5
Taiwan Semiconductor Manufacturing Co. ......         1.4

* All weightings represent percentages of Portfolio assets as of January 31, 1999. The Portfolio is actively managed and all holdings are subject to change.

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE MONEY MARKET INVESTMENTS

PORTFOLIO OF INVESTMENTS                             JANUARY 31, 1999(UNAUDITED)

PRINCIPAL
 AMOUNT                                                                MATURITY            INTEREST
  (000)                                                                 DATES               RATES             VALUE
---------                                                        --------------------  ----------------   -------------
U.S. GOVERNMENT AGENCY OBLIGATIONS--19.60%
 $   900    Federal Farm Credit Bank...........................  02/22/99 to 04/01/99  5.112 to 5.293%*   $    900,000
     800    Federal Home Loan Bank.............................  01/19/00 to 01/26/00  4.850 to 5.020          800,000
     300    Federal Home Loan Bank.............................        02/02/99            4.847*              299,980
   1,000    Federal Home Loan Mortgage Corp. ..................  02/25/99 to 03/19/99       4.920              995,217
     800    Federal National Mortgage Association..............        03/15/99             4.900              795,427
   1,800    Student Loan Marketing Association.................  02/02/99 to 01/14/00  5.062 to 5.112*       1,799,809
     500    Student Loan Marketing Association.................        01/14/00             5.000              500,000
                                                                                                          -------------
Total U.S. Government Agency Obligations (cost--$6,090,433)....                                              6,090,433
                                                                                                          -------------

BANK NOTES (DOMESTIC)--2.25%
     400    First Tennessee Bank NA Memphis....................        01/14/00             5.100              400,000
     300    Harris Trust & Savings Bank........................        01/24/00             5.020              300,029
                                                                                                          -------------
Total Bank Notes (Domestic) (cost--$700,029)...................                                                700,029
                                                                                                          -------------

CERTIFICATES OF DEPOSIT--9.98%
DOMESTIC--0.65%
     200    Bankers Trust Co. .................................        02/01/99             4.820*             199,954
                                                                                                          -------------
YANKEE--9.33%
     300    Bank of Nova Scotia................................        01/14/00             5.050              299,973
     400    Barclays Bank PLC..................................        01/10/00             4.980              399,928
     400    Credit Agricole Indosuez...........................        05/19/99             5.750              399,893
     500    Deutsche Bank AG...................................        08/23/99             5.600              500,000
     300    Royal Bank of Canada...............................        06/23/99             5.695              299,966
     300    Societe Generale...................................        07/02/99             5.730              299,976
     300    Svenska Handelsbanken..............................        07/23/99             5.685              300,265
     400    Toronto Dominion Bank..............................        01/07/00             4.990              399,964
                                                                                                          -------------
                                                                                                             2,899,965
                                                                                                          -------------
Total Certificates of Deposit (cost--$3,099,919)...............                                              3,099,919
                                                                                                          -------------

COMMERCIAL PAPER@--59.34%
ASSET-BACKED--17.84%
   1,100    Beta Finance Inc. .................................  02/19/99 to 03/08/99  4.900 to 5.270        1,095,931
   1,365    Quincy Capital Corp. ..............................        02/25/99             4.860            1,360,577
   1,119    Receivables Capital Corp. .........................        02/04/99             5.340            1,118,502
   1,000    Triple-A One Funding Corp. ........................        02/01/99             4.880            1,000,000
     969    Variable Funding Capital Corp. ....................        02/04/99             4.950              968,600
                                                                                                          -------------
                                                                                                             5,543,610
                                                                                                          -------------
AUTO & TRUCK--8.71%
     923    Ford Motor Credit Corp. ...........................        04/06/99             4.800              915,124
   1,096    General Motors Acceptance Corp. ...................  02/17/99 to 03/01/99       4.830            1,092,303
     700    PACCAR Financial Corp. ............................        02/04/99             4.850              699,717
                                                                                                          -------------
                                                                                                             2,707,144
                                                                                                          -------------
BANKING--4.33%
     150    Bankers Trust Corp. ...............................        03/16/99             5.508              149,013
     400    J.P. Morgan & Company, Inc. .......................        03/22/99             5.200              397,169
     800    Nordbanken North America Inc. .....................        02/12/99             5.470              798,663
                                                                                                          -------------
                                                                                                             1,344,845
                                                                                                          -------------

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE MONEY MARKET INVESTMENTS

PRINCIPAL
 AMOUNT                                                                MATURITY            INTEREST
  (000)                                                                 DATES               RATES             VALUE
---------                                                        --------------------  ----------------   -------------

COMMERCIAL PAPER@--(CONCLUDED)

BROKER--DEALER--5.52%
 $ 1,120    Goldman Sachs Group L.P. ..........................  02/09/99 to 02/10/99  4.850 to 4.930%    $  1,118,714
     300    Lehman Brothers Holdings Inc. .....................        02/19/99             5.530              299,170
     300    Merrill Lynch & Co. Inc. ..........................        04/30/99             5.470              295,989
                                                                                                          -------------
                                                                                                             1,713,873
                                                                                                          -------------
BUSINESS SERVICES--5.10%
     500    Block Financial Corp. .............................        02/26/99             4.850              498,316
   1,088    Xerox Capital......................................        02/02/99             4.820            1,087,854
                                                                                                          -------------
                                                                                                             1,586,170
                                                                                                          -------------
COMPUTERS--3.21%
   1,000    IBM Credit Corp. ..................................        02/22/99             4.830              997,183
                                                                                                          -------------
CONSUMER PRODUCTS--3.91%
   1,216    Procter & Gamble Co. ..............................        02/05/99             4.800            1,215,352
                                                                                                          -------------
ELECTRONICS--1.90%
     591    Emerson Electric Co. ..............................        02/19/99             5.150              589,478
                                                                                                          -------------
ENERGY--3.22%
   1,000    Chevron USA Inc. ..................................        02/08/99             4.860              999,055
                                                                                                          -------------
FOOD, BEVERAGE & TOBACCO--0.78%
     250    Campbell Soup Co. .................................        09/03/99             5.120              242,391
                                                                                                          -------------
TELECOMMUNICATIONS--3.21%
   1,000    Bellsouth Capital Funding Corp. ...................        02/11/99             5.130              998,575
                                                                                                          -------------
UTILITY--ELECTRIC--1.61%
     500    Southern Co. ......................................        02/02/99             5.100              499,929
                                                                                                          -------------
Total Commercial Paper (cost--$18,437,605).....................                                             18,437,605
                                                                                                          -------------

SHORT-TERM CORPORATE OBLIGATIONS--10.14%
BANKING--1.61%
     200    Bankers Trust Corp. ...............................        02/19/99             5.379*             199,999
     300    Norwest Corp. .....................................        08/31/99             5.550              299,950
                                                                                                          -------------
                                                                                                               499,949
                                                                                                          -------------
BROKER--DEALER--4.51%
     300    Bear Stearns Co. Inc. .............................        02/22/99             4.925*             300,000
     500    Credit Suisse First Boston.........................        02/02/99             4.992*             500,000
     200    Goldman Sachs Group L.P. ..........................        09/15/99             6.875              201,435
     400    Lehman Brothers Holdings Inc. .....................        02/01/99             4.970*             400,000
                                                                                                          -------------
                                                                                                             1,401,435
                                                                                                          -------------

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE MONEY MARKET INVESTMENTS

PRINCIPAL
 AMOUNT                                                                MATURITY            INTEREST
  (000)                                                                  DATE               RATES             VALUE
---------                                                        --------------------  ----------------   -------------

SHORT-TERM CORPORATE OBLIGATIONS--(CONCLUDED)

INSURANCE--4.02%
 $ 1,250    Prudential Funding Corp. ..........................        02/02/99        4.912 to 5.032%    $  1,250,000
                                                                                                          -------------
Total Short-Term Corporate Obligations (cost--$3,151,384)......                                              3,151,384
                                                                                                          -------------
Total Investments (cost--$31,479,370)--101.31%.................                                             31,479,370
Liabilities in excess of other assets--(1.31)%.................                                               (406,121)
                                                                                                          -------------
Net Assets--100.00%............................................                                           $ 31,073,249
                                                                                                          -------------
                                                                                                          -------------

-----------------

* Variable rate security--Maturity dates reflect earlier of reset date or maturity date. The interest rates shown are current rates as of January 31, 1999 and reset periodically.
@      Interest rates shown are discount rates at date of purchase.

                       Weighted average maturity--77 days

                 See accompanying notes to financial statements

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS

PORTFOLIO OF INVESTMENTS                             JANUARY 31, 1999(UNAUDITED)

PRINCIPAL
 AMOUNT                                                                      MATURITY            INTEREST
  (000)                                                                       DATES               RATES             VALUE
---------                                                              --------------------  ----------------   -------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION CERTIFICATES--42.09%
 $   466    GNMA.....................................................        09/15/01                  6.800%   $    470,651
   7,288    GNMA.....................................................  01/20/18 to 02/20/27            6.875       7,436,432
   7,520    GNMA.....................................................  05/15/02 to 12/20/27            7.000       7,660,452
      62    GNMA.....................................................        06/20/22                  7.125          63,142
   1,282    GNMA.....................................................        01/15/00                  7.470       1,294,236
  45,276    GNMA.....................................................  12/15/99 to 09/15/23            7.500      46,823,084
     113    GNMA II ARM..............................................        04/20/18                  7.125         115,445
  14,000    GNMA TBA.................................................          TBA                     7.000      14,354,530
                                                                                                                -------------
Total Government National Mortgage Association Certificates
  (cost--$77,972,496)................................................                                             78,217,972
                                                                                                                -------------

FEDERAL HOME LOAN MORTGAGE CORPORATION CERTIFICATES--25.37%
   2,406    FHLMC....................................................        07/01/28                  6.000       2,381,525
   1,326    FHLMC....................................................        11/01/02                  7.000       1,348,807
  19,486    FHLMC....................................................  10/01/17 to 11/01/28            7.500      20,072,365
   7,518    FHLMC....................................................  03/01/13 to 06/01/27            8.000       7,817,144
     814    FHLMC....................................................        04/01/04                  8.500         836,571
  13,800    FHLMC TBA................................................          TBA                     6.000      13,673,399
   1,000    FHLMC TBA................................................          TBA                     6.500       1,012,277
                                                                                                                -------------
Total Federal Home Loan Mortgage Corporation Certificates
  (cost--$46,914,008)................................................                                             47,142,088
                                                                                                                -------------

FEDERAL HOUSING ADMINISTRATION CERTIFICATES--4.48%
   8,112    FHA Project Notes (cost--$8,312,983).....................  05/01/17 to 02/01/29   7.000 to 7.880       8,321,815
                                                                                                                -------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION CERTIFICATES--9.87%
   3,254    FNMA.....................................................  10/01/26 to 11/01/26            7.500       3,353,897
   3,569    FNMA.....................................................  07/01/25 to 07/01/27            8.000       3,716,782
   8,925    FNMA.....................................................  02/01/25 to 09/01/27            8.500       9,392,021
   1,764    FNMA.....................................................  10/01/19 to 02/01/26            9.000       1,882,211
                                                                                                                -------------
Total Federal National Mortgage Association Certificates
  (cost--$18,093,672)................................................                                             18,344,911
                                                                                                                -------------

COLLATERALIZED MORTGAGE OBLIGATIONS--31.52%
     123    FHLMC GNMA REMIC Series 23, Class KZ.....................        11/25/23                  6.500         120,746
     650    FHLMC REMIC Series 159, Class H..........................        09/15/21                  4.500@        632,143
     117    FHLMC REMIC Series 1198, Class G.........................        07/15/05                  6.750         117,097
     316    FHLMC REMIC Series 1347, Class HC........................        12/15/21                  4.250@        302,668
     430    FHLMC REMIC Series 1425, Class E.........................        08/15/05                  6.500         431,881
     814    FHLMC REMIC Series 1484, Class E.........................        03/15/17                  6.000         812,611
   1,052    FHLMC REMIC Series 1489, Class F.........................        07/15/05                  5.500       1,051,739
     632    FHLMC REMIC Series 1491, Class E.........................        02/15/17                  5.000         629,941
     573    FHLMC REMIC Series 1500, Class E.........................        08/15/16                  6.000         574,485
     996    FHLMC REMIC Series 1502, Class PX........................        04/15/23                  7.000       1,003,581
     529    FHLMC REMIC Series 1534, Class Z.........................        06/15/23                  5.000         472,182
   1,468    FHLMC REMIC Series 1542, Class Z.........................        07/15/23                  7.000       1,446,948
     161    FHLMC REMIC Series 1573, Class PZ........................        09/15/23                  7.000         167,375
     663    FHLMC REMIC Series 1595, Class A.........................        06/15/11                  5.600         662,095
     515    FHLMC REMIC Series 1640, Class F.........................        10/15/07                  5.400         516,237
     135    FHLMC REMIC Series 1658, Class GZ........................        01/15/24                  7.000         137,073
      61    FHLMC REMIC Series 1693, Class D.........................        12/15/04                  5.350          60,562
     907    FHLMC REMIC Series 1694, Class Z.........................        03/15/24                  6.500         900,074
      97    FHLMC REMIC Series 1775, Class Z.........................        03/15/25                  8.500         106,547

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS

PRINCIPAL
 AMOUNT                                                                      MATURITY            INTEREST
  (000)                                                                       DATES               RATES             VALUE
---------                                                              --------------------  ----------------   -------------

COLLATERALIZED MORTGAGE OBLIGATIONS--(CONTINUED)

 $   498    FHLMC REMIC Series 1779, Class H.........................        01/15/00                  8.500%   $    502,815
   3,085    FHLMC REMIC Series 1869, Class J.........................        12/15/24                  8.000       3,175,332
   1,165    FHLMC REMIC Series 1933, Class ZA........................        02/15/27                  8.000       1,252,603
      85    FNMA REMIC Trust 1992 - 74, Class Z......................        05/25/22                  8.000          88,600
     165    FNMA REMIC Trust 1992 - 129, Class L.....................        07/25/22                  6.000         159,840
       7    FNMA REMIC Trust 1992 - 201, Class A.....................        12/25/19                  6.250           6,625
     372    FNMA REMIC Trust 1992 - 216, Class E.....................        03/25/13                  7.000         372,237
   1,127    FNMA REMIC Trust 1993 - 37, Class PX.....................        03/25/23                  7.000       1,135,695
     421    FNMA REMIC Trust 1993 - 40, Class ZA.....................        12/25/23                  6.500         401,856
   2,215    FNMA REMIC Trust 1993 - 49, Class C......................        04/25/10                  6.000       2,213,479
     790    FNMA REMIC Trust 1993 - 53, Class E......................        04/25/17                  5.750         787,746
     161    FNMA REMIC Trust 1993 - 162, Class C.....................        08/25/23                  3.000@        157,655
   1,250    FNMA REMIC Trust 1993 - 201, Class E.....................        12/25/15                  5.500       1,246,962
      41    FNMA REMIC Trust 1993 - 240, Class Z.....................        12/25/13                  6.250          40,621
   1,069    FNMA REMIC Trust 1993 - 250, Class DZ....................        12/25/23                  7.000       1,081,347
      64    FNMA REMIC Trust 1993 - 250, Class Z.....................        12/25/23                  7.000          68,635
      70    FNMA REMIC Trust 1994 - 27, Class CZ.....................        02/25/24                  6.500          66,871
   1,117    FNMA REMIC Trust 1996 - 2, Class B.......................        10/22/09                  7.500       1,114,122
     313    FNMA REMIC Trust 1997 - 35, Class PL.....................        05/18/13                  6.500         313,224
      89    FNMA REMIC Trust 1997 - 81, Class A......................        12/18/04                  6.875          88,564
     978    FNMA REMIC Trust G92 - 40, Class ZC......................        07/25/22                  7.000         988,195
     486    FNMA REMIC Trust G92 - 44, Class FC......................        08/25/00                  5.491         484,039
     148    FNMA REMIC Trust G94 - 6, Class PJ.......................        05/17/24                  8.000         166,937
     794    Bear Stearns Mortgage Securities Inc. Series 1993-8,
              Class A-5..............................................        08/25/24                  6.350         796,332
   1,750    Chase Mortgage Finance Corp. Series 1998, Class IA-8.....        08/25/28                  6.750       1,720,184
   1,495    Citicorp Mortgage Securities Inc. REMIC Series 1998-8,
              Class A................................................        09/25/28                  6.750       1,513,791
     928    CMC Securities Corp. III Series 1998 - 1, Class 3A.......        04/25/28                  6.892++       932,564
   1,500    Countrywide Home Loans Series 1998-15, Class A8..........        10/25/28                  6.750       1,514,505
   2,000    Firstplus Home Loan Owner Trust Series 1998 - 1, Class
              A2.....................................................        11/10/10                  5.970++     2,001,080
   1,468    Headlands Mortgage Security Inc. REMIC Series 1997 - 1,
              Class A II.............................................        03/25/12                  7.750       1,476,466
   1,016    Headlands Mortgage Security Inc. REMIC Series 1997 - 2,
              Class A II.............................................        05/25/12                  7.750       1,026,284
     733    Headlands Mortgage Security Inc. REMIC Series 1997 - 4,
              Class A II.............................................        11/25/12                  7.250         736,444
   1,500    Headlands Mortgage Security Inc. REMIC Series 1998 - 1,
              Class A3...............................................        11/25/28                  6.500       1,495,860
     556    Independent National Mortgage Corp. Series 1994 - Q,
              Class A5...............................................        09/25/14                  7.500         555,133
   2,948    Norwest Asset Securities Corp. REMIC Series 1997 - 2,
              Class A8...............................................        03/25/27                  7.500       3,035,172
   1,982    Norwest Asset Securities Corp. REMIC Series 1998 - 1,
              Class A3...............................................        02/25/28                  7.000       1,998,684
   2,492    Norwest Asset Securities Corp. REMIC Series 1998 - 23,
              Class A13..............................................        10/25/28                  6.750       2,523,367
   2,000    PNC Mortgage Securities Corp. Series 1998 - 2, Class
              4A2....................................................        12/25/27                  6.750       2,018,591
   2,000    PNC Mortgage Securities Corp. Series 1998 - 5, Class
              2A5....................................................        07/25/28                  6.750       2,025,135
     454    Prudential Home Mortgage REMIC 1993 - 29, Class A8.......        08/25/08                  6.750         457,662
      51    Prudential Home Mortgage REMIC 1993 - 43, Class A1.......        10/25/23                  5.400          51,055
   1,279    Prudential Home Mortgage REMIC 1993 - 54, Class A19......        01/25/24                  6.500       1,221,335
   1,500    Residential Asset Securitization Trust Series 1998 -
              Class A13..............................................        12/25/28                  6.500       1,490,970
   2,000    Residential Funding Mortgage Securities Inc. Series 1997
              - S14, Class A6........................................        10/25/27                  7.250       2,035,492
   1,500    Residential Funding Mortgage Securities Inc. Series 1998
              - S12, Class A6........................................        05/25/28                  6.750       1,489,498

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS

PRINCIPAL
 AMOUNT                                                                      MATURITY            INTEREST
  (000)                                                                       DATES               RATES             VALUE
---------                                                              --------------------  ----------------   -------------

COLLATERALIZED MORTGAGE OBLIGATIONS--(CONCLUDED)

 $   363    Resolution Trust Corp. REMIC Series 1992 - 3, Class A2
              ARM....................................................        09/25/19                  6.786%   $    361,501
      33    Resolution Trust Corp. REMIC Series 1995 - C1, Class A3
              ARM....................................................        02/25/27                  5.450          32,617
                                                                                                                -------------
Total Collateralized Mortgage Obligations (cost--$57,181,081)........                                             58,569,707
                                                                                                                -------------

STRIPPED MORTGAGE-BACKED SECURITIES+--0.92%
   1,270    FHLMC REMIC Series 1554, Class I+++......................        08/15/08                  8.190*        135,118
      35    FHLMC REMIC Series 1700, Class D++.......................        02/15/24                  0.000(1)       34,729
      10    FNMA REMIC Trust 1992 - 142, Class KB+++.................        08/25/07                 11.980*        220,024
      11    FNMA REMIC Trust 1992 - 157, Class JA+++.................        09/25/07                 10.146*        228,004
   2,871    FNMA REMIC Trust 1993 - 131, Class JB+++.................        05/25/05                  6.820*         64,905
   1,768    FNMA REMIC Trust 1993 - 137, Class PN+++.................        12/25/16                  6.870*         63,881
     195    FNMA REMIC Trust 1993 - 161, Class GC++..................        02/25/23                  0.000(2)      169,095
   2,126    FNMA REMIC Trust 1994 - 7, Class PK+++...................        05/25/08                  7.200*        160,126
   1,942    FNMA REMIC Trust 1994 - 30, Class IA+++..................        11/25/22                  6.820*        248,170
   1,500    Firstplus Home Loan Owner Trust Series 1998 - 5, Class
              A1+++..................................................        10/10/00                  6.420*        135,000
   4,000    Residential Funding Mortgage Securities Inc. Series 1998
              - H12, Class A6+++.....................................        06/25/00                  8.110*        247,500
                                                                                                                -------------
Total Stripped Mortgage-Backed Securities (cost--$1,678,517).........                                              1,706,552
                                                                                                                -------------

ASSET-BACKED SECURITIES--0.50%
     535    Chase Manhattan Grantor Trust Series 1995 - B, Class A...        11/15/01                  5.900         535,723
     394    Premier Auto Trust Series 1995 - 3, Class A5.............        03/06/00                  6.150         394,390
                                                                                                                -------------
Total Asset-Backed Securities (cost--$927,862).......................                                                930,113
                                                                                                                -------------

AGENCY-BACKED SECURITIES--4.84%
   1,396    Student Loan Marketing Association Series 96 - 2, Class
              A1.....................................................        10/25/04                  5.005++     1,386,851
   4,590    Student Loan Marketing Association Series 97 - 2, Class
              A1.....................................................        10/25/05                  5.035++     4,550,424
   3,097    Student Loan Marketing Association Series 97 - 3, Class
              A1.....................................................        04/25/06                  5.095++     3,059,220
                                                                                                                -------------
Total Agency-Backed Securities (cost--$9,059,409)....................                                              8,996,495
                                                                                                                -------------

COMMERCIAL PAPER@--9.63%
   3,100    Abbott Laboratories......................................        02/12/99                  4.820       3,095,434
   4,000    Coca Cola Company........................................        02/22/99                  4.830       3,988,753
   9,000    Ford Motor Credit Corp...................................        04/08/99                  4.830       8,920,800
     300    Lilly (Eli) & Co.........................................        03/12/99                  4.750         298,456
   1,600    National Rural Utilities Cooperative Finance.............        03/08/99                  4.780       1,592,565
                                                                                                                -------------
Total Commercial Paper (cost--$17,896,008)...........................                                             17,896,008
                                                                                                                -------------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS--10.66%
   5,000    Federal Home Loan Mortgage Discount Notes................        02/16/99                  4.720       4,990,167
   4,000    Student Loan Marketing Association.......................        06/30/00                  5.684++     3,989,080
     800    U.S. Treasury Bonds......................................        02/15/20                  8.500       1,114,750
   9,730    U.S. Treasury Inflation Index Notes......................        07/15/02                  3.625       9,718,117
                                                                                                                -------------
Total U.S. Government and Agency Obligations (cost--$19,811,082).....                                             19,812,114
                                                                                                                -------------

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS

PRINCIPAL
 AMOUNT                                                                      MATURITY            INTEREST
  (000)                                                                        DATE                RATE             VALUE
---------                                                              --------------------  ----------------   -------------
REPURCHASE AGREEMENT--0.05%
 $    97    Repurchase Agreement dated 01/29/99 with State Street
              Bank & Trust Company, collateralized by $95,000 U.S.
              Treasury Notes, 5.750% due 04/30/03 (value--$99,988);
              proceeds: $97,032 (cost--$97,000)......................        02/01/99                  4.000%   $     97,000
                                                                                                                -------------
Total Investments (cost--$257,944,118)--139.93%......................                                            260,034,775
Liabilities in excess of other assets--(39.93)%......................                                            (74,206,014)
                                                                                                                -------------
Net Assets--100.00%..................................................                                           $185,828,761
                                                                                                                -------------
                                                                                                                -------------

-----------------

++ Floating rate securities--The interest rates shown are the current rates as of January 31, 1999.
+      Illiquid securities representing 0.92% of net assets.
++ Principal Only Security--This security entitles the holder to receive principal payments from an underlying pool of mortgages. High prepayments return principal faster than expected and cause the yield to increase. Low prepayments return principal more slowly than expected and cause the yield to decrease.
+++ Interest Only Security--This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of the principal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.
@      Interest rate shown is discount rate at date of purchase.
*      Rate reflects annualized yield at date of purchase.
(1)    Estimated yield to maturity at January 31, 1999 is 6.601%.
(2)    Estimated yield to maturity at January 31, 1999 is 3.381%.
ARM Adjustable Rate Mortgage--The interest rates shown are the current rates as of January 31, 1999.
REMIC  Real Estate Mortgage Investment Conduit.
TBA To Be Assigned--Securities are purchased on a forward commitment with an approximate (generally +/- 1.0%) principal amount and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

                 See accompanying notes to financial statements

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE INTERMEDIATE FIXED INCOME INVESTMENTS

PORTFOLIO OF INVESTMENTS                             JANUARY 31, 1999(UNAUDITED)

PRINCIPAL
 AMOUNT                                                                MATURITY              INTEREST
  (000)                                                                 DATES                 RATES               VALUE
---------                                                        --------------------  --------------------   -------------
U.S. GOVERNMENT OBLIGATIONS--37.82%
 $44,950    U.S. Treasury Notes (1) (cost--$45,082,984)........  10/31/00 to 10/15/06    4.000 to 7.500%      $ 45,803,134
                                                                                                              -------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION CERTIFICATES--1.91%
   1,605    GNMA...............................................  10/20/27 to 11/20/27          6.000             1,619,943
      62    GNMA...............................................        11/20/01                8.500                63,157
     379    GNMA...............................................  12/15/01 to 01/15/02          9.000               393,840
     226    GNMA...............................................  07/15/04 to 09/15/04          9.500               240,016
                                                                                                              -------------
Total Government National Mortgage Association Certificates
  (cost--$2,310,060)...........................................                                                  2,316,956
                                                                                                              -------------

FEDERAL HOME LOAN MORTGAGE CORPORATION CERTIFICATES--0.36%
       9    FHLMC..............................................        12/01/99                5.500                 8,602
     203    FHLMC..............................................        03/01/00                7.000               205,732
     215    FHLMC..............................................        06/01/02                8.000               219,402
                                                                                                              -------------
Total Federal Home Loan Mortgage Corporation Certificates
  (cost--$430,438).............................................                                                    433,736
                                                                                                              -------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION CERTIFICATES--10.18%
   8,426    FNMA...............................................  09/01/28 to 11/01/28          6.500             8,501,675
   2,063    FNMA...............................................        09/01/25                7.000             2,108,236
     672    FNMA...............................................  06/01/10 to 09/01/10          7.500               692,339
     745    FNMA...............................................        03/01/04                8.000               764,163
     233    FNMA...............................................        09/01/07               13.000               259,958
                                                                                                              -------------
Total Federal National Mortgage Association Certificates
  (cost--$12,269,201)..........................................                                                 12,326,371
                                                                                                              -------------

COLLATERALIZED MORTGAGE OBLIGATIONS--9.75%
     444    FDIC REMIC Trust Series 1994-C1, Class 2A2.........        09/25/25                7.850               448,338
   1,565    FDIC REMIC Trust Series 1996-C1, Class 1A..........        05/25/26                6.750             1,564,799
     209    FHLMC Series 1497, Class O.........................        10/15/22                7.000               209,693
     119    FHLMC Series 1588, Class TB........................        06/15/23                6.500               119,326
     354    FHLMC Series 1865, Class VA........................        12/15/10                7.500               355,347
     280    FNMA REMIC Trust 1989-101, Class G.................        03/25/19                8.000               280,585
     253    FNMA REMIC Trust 1990-114, Class D.................        05/25/16                9.000               255,019
      47    FNMA REMIC Trust 1991-04, Class E..................        09/25/05                8.250                47,652
     675    FNMA REMIC Trust 1993-70, Class C..................        03/25/18                6.900               680,400
      67    FNMA REMIC Trust 1996-41, Class A..................        06/25/20                7.750                67,098
     720    Aames Mortgage Trust Series 1996-D, Class A1G......        03/15/29                7.320               751,773
     572    Aetna Commercial Mortgage Corp.....................        12/26/30                6.590               574,996
      57    American Southwest Financial Co....................        03/01/18                9.000                56,912
   1,201    BA Mortgage Securities Inc. Series 1997-2, Class
              1A5..............................................        10/25/27                7.250             1,234,111
   1,565    EMAC Trust Series 1998-1, Class 1A.................        07/15/03                6.110             1,563,007
     547    Norwest Asset Securities Corp. Series 1997-5, Class
              A2...............................................        04/25/12                7.000               551,247
     403    Resolution Trust Corp. Series 1995-C1, Class A2C...        02/25/27                6.900               412,139
   1,442    Resolution Trust Corp. Series 1995-C2, Class D.....        05/25/27                7.000             1,441,338
   1,000    Structured Asset Securities Corp. Series 1995-C4,
              Class D..........................................        06/25/26                7.000             1,004,688
     195    Structured Asset Securities Corp. Series 1996-CFL,
              Class A1C........................................        02/25/28                5.944               194,684
                                                                                                              -------------
Total Collateralized Mortgage Obligations
  (cost--$11,770,435)..........................................                                                 11,813,152
                                                                                                              -------------

ASSET-BACKED SECURITIES--4.83%
   1,970    California Infrastructure, Class A5................        06/25/04                6.250             2,028,982
     179    Continental Airlines Trust Series 1997-4, Class
              4C...............................................        01/02/09                6.800               180,493
     717    EQCC Home Equity Loan Trust Series 1996, Class A...        01/15/12                6.950               723,272
     260    Money Store Trust Series 1997-C, Class AH5.........        02/15/15                6.590               264,841
   1,081    NYCTL Trust Series 1998-2, Class A.................        07/25/06                7.980             1,063,215
     955    Team Fleet Financing Corp. Series 1998-2, Class
              A................................................        07/25/02                6.070               957,388

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE INTERMEDIATE FIXED INCOME INVESTMENTS

PRINCIPAL
 AMOUNT                                                                MATURITY              INTEREST
  (000)                                                                 DATES                 RATES               VALUE
---------                                                        --------------------  --------------------   -------------

ASSET-BACKED SECURITIES--(CONCLUDED)

 $   600    UCFC Loan Trust Series 1996-B1, Class A7...........        11/15/27                8.200%         $    625,500
                                                                                                              -------------
Total Asset-Backed Securities (cost--$5,760,684)...............                                                  5,843,691
                                                                                                              -------------

CORPORATE NOTES--34.27%
     895    ABN Amro Bank NV...................................        05/31/05                7.250               953,990
     955    Aetna Services Inc.................................        08/15/06                7.125             1,002,400
     435    AON Corp...........................................        10/01/99                6.875               438,690
     950    Ahmanson (H.F.) & Companies Inc....................        10/01/02                8.250             1,026,796
     201    Anheuser-Busch Companies Inc.......................        03/01/17                8.500               201,416
     625    Associates Corp. NA................................        11/01/03                5.750               634,438
   1,155    BankAmerica Corp...................................        11/15/04                8.950             1,179,433
     910    BankBoston NA MTN..................................        03/25/08                6.375               916,861
     870    Beneficial Corp....................................        12/15/04                6.810               905,305
     965    Carnival Corp......................................        04/15/08                6.150               982,454
     450    Carolina Telephone & Telegraph Co..................        05/01/03                6.125               461,300
     135    Chubb Corp.........................................        11/15/99                8.750               136,080
     910    CNA Financial Corp.................................        04/15/05                6.500               918,905
     900    Computer Associates International Inc..............        04/15/03                6.250               907,847
   1,010    Conseco Inc. MTN...................................        06/15/01                6.400               984,831
     258    Continental Bank NA................................        04/01/01               12.500               290,504
     150    Continental Corp...................................        04/15/99                8.250               150,609
     635    Countrywide Funding Corp. MTN......................        09/16/03                7.450               665,240
     111    Dexter Corp........................................        12/15/16                9.250               115,355
     960    Eastman Chemical Co................................        01/15/04                6.375               964,869
     950    Federal Realty Investment Trust....................        01/15/00                8.875               977,167
     740    First Bank Systems Inc.............................        05/01/05                7.625               815,435
     371    First Data Corp....................................        04/01/03                6.625               386,671
   1,000    First Union Corp...................................        11/15/04                8.770             1,018,023
     735    First USA Bank MTN.................................        12/03/01                6.625               755,397
   1,150    Ford Motor Credit Corp.............................  11/19/99 to 02/28/02     6.500 to 7.500         1,174,602
   1,225    Ford Motor Credit MTN..............................        12/30/14                9.140             1,433,090
     990    Frontier Corp......................................        05/15/04                7.250             1,062,117
     410    Health Care Property Investments Inc...............        02/15/06                6.500               389,843
   1,200    Household Finance Corp.............................        06/30/00                6.375             1,215,061
     200    ITT Corp...........................................        03/01/06                8.750               188,768
     885    JC Penney Inc......................................        04/01/07                7.600               959,236
     500    K Mart Corp. MTN...................................        07/06/99                7.240               499,652
   1,645    Kimco Realty Corp..................................  10/01/03 to 11/14/05     6.500 to 6.830         1,625,529
     900    Lockheed Martin Corp...............................        05/15/06                7.250               979,771
     305    Lucent Technologies Inc............................        07/15/06                7.250               341,309
   1,000    Marriott International Incorporated................        11/15/03                6.625             1,000,436
     920    MCI Worldcom Inc...................................        04/01/04                7.550               999,901
     490    Mellon Bank NA.....................................        06/01/03                6.750               512,856
     650    Mellon Financial Co................................        11/15/03                5.750               655,206
     123    Mobil Oil Corp.....................................        02/29/00                9.170               125,114
     950    New Plan Realty Trust Corp.........................        04/06/05                7.750               994,405
     700    New York State Electric & Gas Corp.................        05/01/20                9.875               759,823
   1,090    Noram Energy Corp..................................        11/01/03                6.375             1,106,982
     780    Oracle Corp........................................        02/15/04                6.720               810,393
   1,125    PNC Bank, NA.......................................        04/15/05                7.875             1,241,929
     980    Sears Roebuck Acceptance Corp......................        03/20/03                6.000               992,334
     780    Southern Investments PLC...........................        12/01/06                6.800               810,057
     500    Sovran Financial Corp..............................        06/15/06                9.250               591,961
     430    Time Warner Entertainment Company LP...............        09/01/08                7.250               474,103
     250    TTX Co. MTN........................................        07/15/27                5.980               252,387
     660    U.S. West Capital Funding Inc......................        07/15/02                6.125               677,631
     550    Virginia Electric & Power Co.......................        03/01/25                8.250               625,328
     100    Wal-Mart Stores Inc................................        06/29/11                8.875               103,488
   1,100    Xerox Corp. MTN....................................        12/15/03                5.250             1,100,958
                                                                                                              -------------
Total Corporate Notes (cost--$40,840,996)......................                                                 41,494,286
                                                                                                              -------------

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE INTERMEDIATE FIXED INCOME INVESTMENTS

PRINCIPAL
 AMOUNT                                                                MATURITY              INTEREST
  (000)                                                                  DATE                  RATE               VALUE
---------                                                        --------------------  --------------------   -------------
REPURCHASE AGREEMENT--0.53%
 $   644    Repurchase Agreement dated 01/29/99 with State
              Street Bank & Trust Company, collateralized by
              $636,260 U.S. Treasury Notes, 5.375% due 01/31/00
              (value--$656,939); proceeds: $644,215
              (cost--$644,000).................................        02/01/99                4.000%         $    644,000
                                                                                                              -------------
Total Investments (cost--$119,108,798)--99.65%.................                                                120,675,326
Other assets in excess of liabilities--0.35%...................                                                    420,944
                                                                                                              -------------
Net Assets--100.00%............................................                                               $121,096,270
                                                                                                              -------------
                                                                                                              -------------

-----------------

FDIC   Federal Deposit Insurance Corporation.
MTN    Medium Term Notes.
REMIC  Real Estate Mortgage Investment Conduit.
(1)    Security, or portion thereof, was on loan at January 31, 1999.

                 See accompanying notes to financial statements

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE STRATEGIC FIXED INCOME INVESTMENTS

PORTFOLIO OF INVESTMENTS                             JANUARY 31, 1999(UNAUDITED)

PRINCIPAL
 AMOUNT                                                               MATURITY              INTEREST
  (000)                                                                DATES                  RATES               VALUE
---------                                                       --------------------  ---------------------   -------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS--24.26%
 $ 8,350    Federal Farm Credit Banks Consolidated Systems
              MTN.............................................        11/27/06                 6.380%         $  8,913,767
  19,050    U.S. Treasury Bonds...............................  08/15/13 to 02/15/26     6.000 to 12.000        26,135,803
   7,133    U.S. Treasury Inflation Index Notes...............  07/15/02 to 01/15/08           3.625             7,083,735
   1,400    U.S. Treasury Notes...............................        01/15/09                 3.875             1,412,250
                                                                                                              -------------
Total U.S. Government and Agency Obligations
  (cost--$43,643,693).........................................                                                  43,545,555
                                                                                                              -------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION CERTIFICATES--5.83%
   7,970    GNMA..............................................        10/15/23                 6.610             8,073,780
   1,260    GNMA..............................................        05/20/26                 6.875             1,282,575
     843    GNMA ARM..........................................        01/20/26                 6.875               857,997
     240    GNMA ARM..........................................        11/20/23                 6.125               245,967
                                                                                                              -------------
Total Government National Mortgage Association Certificates
  (cost--$10,428,673).........................................                                                  10,460,319
                                                                                                              -------------

FEDERAL HOUSING ADMINISTRATION CERTIFICATES--2.62%
   2,258    FHA Project Notes.................................  08/01/20 to 07/01/25           7.430             2,340,682
   2,280    FHA Project Notes.................................  10/01/20 to 06/01/21           7.430             2,365,000
                                                                                                              -------------
Total Federal Housing Administration Certificates
  (cost--$4,644,108)..........................................                                                   4,705,682
                                                                                                              -------------

FEDERAL HOME LOAN MORTGAGE CORPORATION CERTIFICATES--2.33%
   4,416    FHLMC (cost--$4,201,838)..........................  01/15/24 to 06/15/28           6.500             4,182,758
                                                                                                              -------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION CERTIFICATES--7.19%
   1,334    FNMA..............................................        05/01/36                 6.007             1,343,762
     307    FNMA..............................................        11/01/35                 6.015               308,768
   2,102    FNMA..............................................        03/01/27                 6.785             2,162,481
   1,012    FNMA..............................................        04/01/27                 7.404             1,043,918
   1,366    FNMA..............................................        05/01/27                 7.171             1,408,953
     674    FNMA ARM..........................................  03/01/27 to 08/01/28           6.012               678,055
      36    FNMA ARM..........................................        12/01/17                 5.875                37,413
   1,481    FNMA COFI ARM.....................................        11/01/26                 4.917             1,390,862
   4,500    FNMA COFI TBA.....................................          TBA                    6.150             4,529,531
                                                                                                              -------------
Total Federal National Mortgage Association Certificates
  (cost--$12,924,161).........................................                                                  12,903,743
                                                                                                              -------------

COLLATERALIZED MORTGAGE OBLIGATIONS--42.43%
   1,000    FHLMC REMIC Series 1278 Class K...................        05/15/22                 7.000             1,040,137
     100    FHLMC REMIC Series 1366 Class H...................        08/15/07                 6.000                99,187
      29    FHLMC REMIC Series 1367 Class KA..................        09/15/22                 6.500                29,154
   1,108    FHLMC REMIC Series 1502 Class PX-Z................        04/15/23                 7.000             1,116,427
     789    FHLMC REMIC Series 1503 Class PZ..................        05/15/23                 7.000               807,928
     449    FHLMC REMIC Series 1534 Class Z...................        06/15/23                 5.000               401,354
     706    FHLMC REMIC Series 1548 Class Z...................        07/15/23                 7.000               716,241
   1,029    FHLMC REMIC Series 1562 Class Z...................        07/15/23                 7.000             1,047,107
     169    FHLMC REMIC Series 1601 Class PB..................        11/15/23                 6.500               163,442
     136    FHLMC REMIC Series 1611 Class I...................        02/15/23                 6.000               136,907
     722    FHLMC REMIC Series 1628 Class KZ..................        12/15/23                 6.250               697,388
     276    FHLMC REMIC Series 1694 Class Z...................        03/15/24                 6.500               274,231
   2,000    FHLMC REMIC Series 2080 Class PJ..................        08/15/28                 6.500             2,016,880
   1,027    FHLMC REMIC Series 2080 Class Z...................        08/15/28                 6.500               992,167
     283    FHLMC REMIC Series G15 Class PZ...................        07/25/23                 7.000               273,155
     280    FHLMC REMIC Series G23 Class KZ...................        11/25/23                 6.500               274,424

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE STRATEGIC FIXED INCOME INVESTMENTS

PRINCIPAL
 AMOUNT                                                               MATURITY              INTEREST
  (000)                                                                DATES                  RATES               VALUE
---------                                                       --------------------  ---------------------   -------------

COLLATERALIZED MORTGAGE OBLIGATIONS--(CONCLUDED)

 $ 1,398    FHLMC REMIC Series G24 Class ZA...................        11/25/23                 6.500%         $  1,333,262
     186    FNMA REMIC Trust 1991-65 Class Z..................        06/25/21                 6.500               185,039
      75    FNMA REMIC Trust 1992-118 Class K.................        09/25/08                 7.500                77,980
     160    FNMA REMIC Trust 1992-129 Class L.................        07/25/22                 6.000               154,996
     541    FNMA REMIC Trust 1992-G40 Class ZC................        07/25/22                 7.000               547,406
      78    FNMA REMIC Trust 1993-37 Class PX.................        03/25/23                 7.000                78,741
     166    FNMA REMIC Trust 1993-56 Class PZ.................        05/25/23                 7.000               170,676
     294    FNMA REMIC Trust 1993-60 Class Z..................        05/25/23                 7.000               303,340
     687    FNMA REMIC Trust 1993-65 Class ZZ.................        06/25/13                 7.000               713,194
     126    FNMA REMIC Trust 1993-70 Class Z..................        05/25/23                 6.900               126,684
     362    FNMA REMIC Trust 1993-96 Class Z..................        06/25/23                 7.000               374,715
     279    FNMA REMIC Trust 1993-122 Class L.................        01/25/23                 6.500               278,483
      76    FNMA REMIC Trust 1993-149 Class L.................        08/25/23                 6.000                74,630
     137    FNMA REMIC Trust 1993-160 Class ZB................        09/25/23                 6.500               133,482
     132    FNMA REMIC Trust 1993-163 Class ZA................        09/25/23                 7.000               135,354
      94    FNMA REMIC Trust 1993-199 Class Z.................        10/25/23                 7.000                93,230
     500    FNMA REMIC Trust 1993-G10 Class G.................        05/25/22                 5.000               490,536
     139    FNMA REMIC Trust 1993-G40 Class Z.................        12/25/23                 6.500               132,626
     275    FNMA REMIC Trust 1994-23 Class PX.................        08/25/23                 6.000               262,928
   1,990    FNMA REMIC Series 1998-50 Class PE................        09/25/28                 6.500             1,971,737
   4,000    FNMA REMIC Series 1998-M Class B..................        09/25/07                 6.270             4,095,760
   1,540    FNMA REMIC Series 1998-M7 Class Z.................        05/25/36                 6.390             1,495,186
   5,396    GNMA REMIC Series 1998-21, Class ZC...............        06/20/28                 6.500             5,256,898
   3,800    ABN AMRO Mortgage Corp., REMIC Series 1998-3,
              Class A3........................................        09/25/28                 6.750             3,847,856
   2,103    American Residential Mortgage Loan Trust, Series
              1998-1, Class 1.................................        05/25/29                 5.804++           2,078,765
     358    Bear Stearns Mortgage Securities Inc. REMIC Series
              94-1 Class 3A ARM...............................        05/25/23                 7.195               366,097
     300    California Federal Bank REMIC Series 1990 BNI,
              Class A-ARM.....................................        08/25/30                 6.584               290,122
   6,977    Citicorp Mortgage Securities Inc. REMIC Series
              1998-8,
              Class A3........................................        09/25/28                 6.750             7,064,356
   5,000    Citicorp Mortgage Securities Inc. REMIC Series
              1998-9,
              Class A5........................................        10/25/28                 6.500             4,986,800
   1,857    Contimortgage Home Equity Loan Trust, Series
              1998-1,
              Class A2........................................        07/15/12                 6.180             1,856,749
   5,134    Housing Security Inc., Series 1992-8, Class B.....        06/25/24                 6.628             5,211,943
   1,971    LTC Commercial Mortgage Certificates, Series
              1998-1,
              Class A+........................................        05/28/30                 6.029             1,991,185
   1,883    Mid-State Trust, Series 4, Class A................        04/01/30                 8.330             2,063,457
   2,000    The Money Store Home Equity Trust, Series 1997-D,
              Class AF3.......................................        11/15/21                 6.345             2,011,120
     787    The Money Store Home Equity Trust, Series 1998-A,
              Class AV........................................        06/15/29                 5.175++             780,787
   5,000    Norwest Asset Securities Corp. REMIC Series
              1998-30,
              Class A17.......................................        12/25/28                 6.250             4,886,800
     150    Residential Funding Mortgage Securities I Inc.,
              Series 1993-S30 Class A9........................        08/25/23                 7.500               154,359
   2,264    Residential Funding Mortgage Securities I Inc.,
              Series 1997-S7, Class A5........................        05/25/27                 7.500             2,292,608
   1,000    Residential Funding Mortgage Securities I Inc.,
              Series 1997-S14, Class A6.......................        10/25/27                 7.250             1,017,746
   1,000    Resolution Trust Corp. Mortgage Series 92-C1 Class
              B ARM...........................................        08/25/23                 7.625++           1,023,836
   2,731    Salomon Brothers Mortgage Securities VII Inc.
              REMIC Series 1993-3, Class A7MZ.................        08/25/23                 7.200             2,777,992
   2,559    SLMA Student Loan Trust, Series 1998-1, Class
              A1..............................................        01/25/07                 5.204++           2,533,569
     353    U.S. Department of Veteran Affairs Vendee Mortgage
              Trust Series 1993-3, Class 2ZA..................        06/15/20                 6.500               359,989
                                                                                                              -------------
Total Collateralized Mortgage Obligations
  (cost--$74,296,171).........................................                                                  76,169,148
                                                                                                              -------------

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE STRATEGIC FIXED INCOME INVESTMENTS

PRINCIPAL
 AMOUNT                                                               MATURITY              INTEREST
  (000)                                                                DATES                  RATES               VALUE
---------                                                       --------------------  ---------------------   -------------
STRIPPED MORTGAGE-BACKED SECURITIES+--0.31%
 $   280    FHLMC Series 1625 Class GA+++.....................        01/15/08                 7.700%(1)      $     19,974
       2    FNMA REMIC Trust 1993-134 Class EA+++.............        11/25/05                10.480(1)             22,577
     696    FNMA REMIC Trust 1993-201 Class JA+++.............        09/25/21                 8.310(1)             80,676
   3,227    FNMA REMIC Trust 1993-201 Class JC+++.............        05/25/19                 6.000(1)            439,478
                                                                                                              -------------
Total Stripped Mortgage-Backed Securities (cost--$629,574)....                                                     562,705
                                                                                                              -------------

CORPORATE BONDS--14.39%
     500    AMR Corp..........................................        02/01/01                10.000               535,459
   2,500    AT&T Capital Corp.................................        02/16/99                 5.950             2,499,683
     450    Continental Cablevision Inc.......................        06/01/07                11.000               485,643
   3,250    Goldman Sachs Group+..............................        03/19/01                 5.341++           3,237,371
   2,000    Heller Financial Inc..............................        04/13/00                 5.335++           1,997,146
   1,500    MBNA American Bank................................        12/10/02                 5.618             1,466,112
     374    Midland Funding Corp..............................        07/23/02                10.330               399,939
   1,000    National Power Corp...............................        05/15/28                 9.625               880,739
     500    Niagara Mohawk Power Co...........................        04/01/24                 7.875               526,580
   1,000    Petroleos Mexicano................................        10/29/99                 7.750             1,000,000
   4,000    Philip Morris Cos Inc.............................  04/01/04 to 07/15/05     7.000 to 7.500          4,286,575
   3,300    RJR Nabisco Inc...................................  12/01/02 to 09/15/03     7.625 to 8.625          3,344,440
     475    Terra Industries..................................        06/15/05                10.500               477,375
     500    United Air Lines Inc..............................        11/27/12                10.360               634,385
   2,000    Westpoint Stevens Inc.............................        06/15/05                 7.875             2,060,000
   2,000    Williams Cos Inc..................................        01/30/00                 5.249++           1,996,686
                                                                                                              -------------
Total Corporate Bonds (cost--$25,632,354).....................                                                  25,828,133
                                                                                                              -------------

COMMERCIAL PAPER@--1.16%
   1,600    Ford Motor Credit Corp............................        03/19/99                 4.800             1,590,187
     100    Lilly Eli & Co....................................        03/12/99                 4.750                99,485
     400    National Rural Utilities Cooperative Finance
              Corp............................................        03/08/99                 4.780               398,141
                                                                                                              -------------
Total Commercial Paper (cost--$2,087,813).....................                                                   2,087,813
                                                                                                              -------------

FOREIGN GOVERNMENT OBLIGATIONS--0.43%
   1,000    United Mexican States (cost--$825,426)............        12/31/19                 6.250               763,750
                                                                                                              -------------

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS@++++++--0.33%
     595    U.S. Treasury Bills (cost--$591,324)..............  02/04/99 to 05/27/99     4.360 to 4.400            591,324
                                                                                                              -------------

REPURCHASE AGREEMENT--0.68%
   1,229    Repurchase Agreement dated 01/29/99 with State
              Street Bank & Trust Company, collateralized by
              $1,230,000 U.S. Treasury Notes, 5.00% due
              02/15/99 (value--$1,257,675); proceeds:
              $1,229,410 (cost--$1,229,000)...................        02/01/99                 4.000             1,229,000
                                                                                                              -------------
Total Investments (cost--$181,134,135)--101.96%...............                                                 183,029,930
Liabilities in excess of other assets--(1.96)%................                                                  (3,515,094)
                                                                                                              -------------
Net Assets--100.00%...........................................                                                $179,514,836
                                                                                                              -------------
                                                                                                              -------------

       See page 29 for a description of footnotes used in this portfolio

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE STRATEGIC FIXED INCOME INVESTMENTS

-----------------

++ Floating rate securities--The interest rates shown are the current rates as of January 31, 1999.
+      Illiquid securities represent 3.23% of net assets.
+++ Interest Only Security--This security entitles the holder to receive interest payments from an underlying pool or mortgages. The risk associated with this security is related to the speed of the principal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.
++++++ Entire or partial amount pledged as collateral for futures transactions.
@      Interest rates shown are discount rates at date of purchase.
ARM Adjustable Rate Mortgage--The interest rates shown are the current rates as of January 31, 1999.
COFI   Cost of Funds Index
MTN    Medium Term Note
REMIC  Real Estate Mortgage Investment Conduit
TBA To Be Assigned--Securities are purchased on a forward commitment with an approximate (generally +/- 1.0%) principal amount and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.
(1)    Annualized yield at date of purchase

NUMBER OF                                                                     EXPIRATION
CONTRACTS                                                      STRIKE PRICE     DATES      VALUE
---------                                                      ------------   ----------  -------
WRITTEN OPTIONS
     2     U.S. Treasury Bonds Futures Calls.................      $132       March 1999  $   188
     8     U.S. Treasury Bonds Futures Puts..................       120       March 1999      125
    10     U.S. Treasury Bonds Futures Puts..................       122       March 1999      313
    16     U.S. Treasury Bonds Futures Calls.................       138       March 1999      250
    33     U.S. 10 Year Treasury Notes Futures Calls.........       123       March 1999      357
    33     U.S. 10 Year Treasury Notes Futures Puts..........       117       March 1999    2,220
                                                                                          -------
                                                                                          $ 3,453
                                                                                          -------
                                                                                          -------

                                                                                                          UNREALIZED
                                                                             IN           EXPIRATION     APPRECIATION
                              CONTRACTS TO RECEIVE                      EXCHANGE FOR        DATES       (DEPRECIATION)
          ------------------------------------------------------------  -------------   --------------  --------------
FUTURES CONTRACTS
    82    U.S. 2 Year Treasury Notes..................................  $ 17,373,750        March 1999     $(35,875)
   242    U.S. 10 Year Treasury Notes.................................    22,038,438        March 1999     (174,547)
    13    90 Day Eurodollar...........................................     3,062,325    September 2000       22,250
    13    90 Day Eurodollar...........................................     3,059,800     December 2000       19,900
    13    90 Day Eurodollar...........................................     3,061,000        March 2001       21,625
    13    90 Day Eurodollar...........................................     3,060,350         June 2001       21,625
    47    90 Day Libor................................................     5,533,088         June 1999       51,222
                                                                                                            -------
                                                                                                           $(73,800)
                                                                                                            -------
                                                                                                            -------

                 See accompanying notes to financial statements

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE MUNICIPAL FIXED INCOME INVESTMENTS

PORTFOLIO OF INVESTMENTS                             JANUARY 31, 1999(UNAUDITED)

 PRINCIPAL
   AMOUNT                                                               MATURITY            INTEREST
   (000)                                                                 DATES               RATES           VALUE
------------                                                      --------------------  ----------------  ------------
MUNICIPAL BONDS AND NOTES--98.37%
ALABAMA--0.39%
$        60   Birmingham Medical Clinic Board Revenue Bapist
                Medical Centers (Escrow to Maturity)............        07/01/05            7.300%        $    67,700
        155   Pell City Industrial Development Board Revenue
                Shelby Steel Fabricators (Letter of Credit).....        09/01/01            7.700             155,482
                                                                                                          ------------
                                                                                                              223,182
                                                                                                          ------------
ARIZONA--3.01%
         70   Pima County Hospital Revenue St. Joseph Hospital
                Project (Escrow to Maturity)....................        01/01/09            7.500              82,159
      1,000   Santa Cruz County Industrial Development Authority
                Industrial Development Revenue (Optional Put
                08/01/07 @ 100).................................        08/01/20            4.750           1,026,750
        570   Show Low Industrial Development Authority Revenue
                Navapache Regional Medical Center Series A (ACA
                Insured)........................................        12/01/06            5.125             603,311
                                                                                                          ------------
                                                                                                            1,712,220
                                                                                                          ------------
ARKANSAS--0.46%
         60   Arkansas State Development Finance Authority (MBIA
                Insured)........................................        10/01/16            5.100              61,334
         30   Pulaski County Residental Housing Single Family
                (Escrow to Maturity)............................        06/01/10            7.250              35,438
        148   Springdale Residential Housing Mortgage Series A
                (FNMA Collateralized)...........................        09/01/11            7.650             164,876
                                                                                                          ------------
                                                                                                              261,648
                                                                                                          ------------
CALIFORNIA--12.11%
        880   Abag Finance Authority For Nonprofit Refunding
                Housing Sundale Arms Apts Project A (FNMA
                Collateralized)#................................        03/01/19            5.100             880,000
        135   California Pollution Control Financing Kaiser
                Steel Corporation Project (Escrow to
                Maturity).......................................        10/01/08            7.250             155,296
        985   California Statewide Community Development Housing
                Riverside Gardens Project Series J (Letter Of
                Credit)#........................................        10/01/12            5.100             994,269
        110   California Statewide Community Housing Senior Lien
                (FHA Insured)...................................        09/01/00            5.000             111,877
        125   Inglewood Residential Rehabilitation (Escrow to
                Maturity).......................................        08/01/10            7.500             145,986
        435   Lancaster Redevelopment Agency Multi-Family
                Housing Refunding FHA High Valley Apartments
                Project Series A (FHA Insured)..................        12/01/05            5.250             447,802
        700   Los Angeles Community Redevelopment Agency
                Refunding Monterey Hills Redevelopment Project
                B...............................................        12/01/22            8.650             818,146
        300   Los Angeles Multi-Family Revenue Housing
                Earthquake Rehabilitation Project Series C (FNMA
                Collateralized)#................................        07/01/07            5.150             312,252
         90   Palmdale Residential Mortgage (Escrow to
                Maturity).......................................        11/01/12            9.250             121,646
        500   Riverside County California Housing Authority
                Revenue Refunding Breezewood Apts Project Series
                B (MBIA Insured)#...............................        06/01/19            5.000             504,275
      1,135   Sacramento Utility District Electric (Escrow to
                Maturity).......................................  03/01/10 to 02/01/11  5.500 to 6.800      1,305,154
      1,020   Vista California Multi-Family Housing Pepperwood
                Apartments (Mandatory Put 06/01/05 @ 100) (FNMA
                Collateralized).................................        06/01/25            5.700           1,080,771
                                                                                                          ------------
                                                                                                            6,877,474
                                                                                                          ------------
COLORADO--2.30%
        300   Colorado Housing Finance Authority Multi-Family
                Insured Mortgage C3 (FHA Insured)...............        10/01/21            5.700             310,125
        535   Colorado Housing Finance Authority Single Family
                Progam Subordinated#............................        11/01/04            5.750             550,232

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE MUNICIPAL FIXED INCOME INVESTMENTS

 PRINCIPAL
   AMOUNT                                                               MATURITY            INTEREST
   (000)                                                                 DATES               RATES           VALUE
------------                                                      --------------------  ----------------  ------------

MUNICIPAL BONDS AND NOTES--(CONTINUED)
COLORADO--(CONCLUDED)

$       410   Lakewood Company Multi-Family Housing Mortgage FHA
                Mortgage Loan...................................        10/01/15            6.550%        $   445,924
                                                                                                          ------------
                                                                                                            1,306,281
                                                                                                          ------------
CONNECTICUT--2.63%
      1,500   Connecticut State Development Authority Revenue
                Life Care Facility Seabury Project (Asset
                Guaranty Insured)...............................        09/01/15            5.000           1,494,915
                                                                                                          ------------
DISTRICT OF COLUMBIA--3.94%
        600   District of Columbia Housing Finance Authority
                Certificate of Participation (Asset Guaranty
                Insured)........................................        06/01/08            4.850             616,134
      1,500   District of Columbia Series A (MBIA Insured)......        06/01/08            5.250           1,622,475
                                                                                                          ------------
                                                                                                            2,238,609
                                                                                                          ------------
FLORIDA--2.17%
        250   Alachua County Health Facilities Authority Shands
                Hospital At The University of Florida (MBIA
                Insured)........................................        12/01/05            6.100             271,740
        145   Clearwater Housing Development Corporation Revenue
                Refunding Clearwater Apartments Series A (FHA
                Insured)........................................        07/01/01            6.200             150,153
        100   Dade County Educational Facilities Authority
                Revenue (Letter of Credit)......................        01/01/02            5.150             104,147
        155   Palm Beach County Solid Waste Authority Revenue
                (Escrow to Maturity) (MBIA Insured).............        12/01/04            10.000            187,738
        240   Pasco County Housing Finance Authority Refunding
                Oak Trail Apartments Project Series B (Mandatory
                Put 06/01/08 @ 100) (AXA Insured)...............        06/01/27            5.500             255,295
        235   Pasco County MBIA West Pasco Water and Sewer Unit
                (Escrow to Maturity) (MBIA Insured).............        08/01/08            6.375             261,144
                                                                                                          ------------
                                                                                                            1,230,217
                                                                                                          ------------
GEORGIA--1.94%
        350   Canton Housing Authority Multi-Housing Canterbury
                Ridge Apartments Project (FNMA
                Collateralized)#................................        03/01/08            4.900             354,858
         90   Gwinnett County Water & Sewer Authority (Escrow to
                Maturity).......................................        10/01/04            9.600             110,174
        600   Marietta Housing Authority Multi-Family Housing
                Refunding Ridge Part Apartments Project A
                (Mandatory put 06/01/05 @ 100) (FNMA
                Collateralized).................................        06/01/25            5.700             634,206
                                                                                                          ------------
                                                                                                            1,099,238
                                                                                                          ------------
ILLINOIS--7.64%
        210   Belleville St. Clair County (Escrow to
                Maturity).......................................        11/01/09            7.250             247,559
        350   Greater Peoria Airport Authority (AMBAC
                Insured)#.......................................        12/01/07            6.700             399,728
        500   Illinois Educational Facilities Authority Revenues
                Refunding Northwestern Medical Facility
                Foundation (MBIA Insured).......................        11/15/28            5.125             500,175
        780   Illinois Health Facilities Authority Revenue
                Ravenswood Hospital (Escrow to Maturity)........        08/01/06            7.250             880,714
      1,475   Illinois Health Facilities Authority Revenue
                Series B (Partial Pre-Refunded 04/01/99 @
                102)............................................        04/01/08            7.375           1,514,736
        250   Palatine Village Housing Revenue Clover Ridge Rmk
                (Mandatory Put 12/01/05 @ 100) (Letter of
                Credit).........................................        12/15/07            4.750             255,342
        225   St. Clair County Certificates Participation Series
                A (FSA Insured).................................        10/01/07            4.900             237,173
        285   St. Clair County Certificates Participation Series
                A (FSA Insured).................................        10/01/08            5.000             302,955
                                                                                                          ------------
                                                                                                            4,338,382
                                                                                                          ------------

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE MUNICIPAL FIXED INCOME INVESTMENTS

 PRINCIPAL
   AMOUNT                                                               MATURITY            INTEREST
   (000)                                                                 DATES               RATES           VALUE
------------                                                      --------------------  ----------------  ------------

MUNICIPAL BONDS AND NOTES--(CONTINUED)

INDIANA--6.91%
$       610   Fort Wayne Hospital Authority Revenue Parkview
                Memorial Hospital (Escrow to Maturity)..........  01/01/02 to 01/01/07  6.500 to 6.875%   $   657,536
        200   Gary Mortgage Revenue Willow On Clark Apts A (GNMA
                Collateralized)#................................        08/20/38            5.400             202,394
        915   Indiana Health Facility Hospital Revenue Kings
                Daughters Hospital (Asset Guaranty Insured).....  02/15/04 to 02/15/05      5.000             957,803
        600   Indianapolis Economic Development Revenue
                Refunding Bethany Independent Series A (GNMA
                Collateralized)#................................        04/20/17            5.350             617,094
        425   Indianapolis Economic Development Revenue Knob In
                The Woods Project (Mandatory put 12/01/04 @ 100)
                (FNMA Collateralized)...........................        12/01/24            6.375             471,933
      1,000   New Castle Economic Development Revenue Refunding
                FHA Raintree Square Project A...................        04/01/19            5.550           1,019,380
                                                                                                          ------------
                                                                                                            3,926,140
                                                                                                          ------------
IOWA--0.38%
        140   Iowa Finance Authority Multi-Family Revenue
                Refunding Housing Forest Glen Apartments Project
                A (FNMA Collateralized).........................        11/01/03            4.700             142,461
         70   Iowa Finance Authority Multi-Family Revenue
                Refunding Housing Hillcrest Series C (FNMA
                Collateralized).................................        11/01/02            4.600              71,086
                                                                                                          ------------
                                                                                                              213,547
                                                                                                          ------------
KANSAS--0.06%
         35   Wichita Hospital Revenue St. Francis Hospital &
                Nursing Senior A................................        10/01/07            6.750              35,007
                                                                                                          ------------
KENTUCKY--0.32%
         55   Kentucky State Revenue Turnpike Authority
                Resources Recovery Road Revenue (Escrow to
                Maturity).......................................        07/01/09            7.200              65,436
        105   Kentucky State Revenue Turnpike Authority Toll
                Road (Escrow to Maturity).......................        07/01/08            5.875             113,929
                                                                                                          ------------
                                                                                                              179,365
                                                                                                          ------------
LOUISIANA--3.89%
        110   East Baton Rouge Single Family Mortgage Series C
                (GNMA/FNMA Collateralized)......................        04/01/32            7.000             116,090
        345   East Baton Rouge Parish Womans Hospital Foundation
                (Escrow to Maturity)............................        10/01/08            7.200             399,168
        800   Louisiana Public Facilities Authority Revenue and
                Education A1 (Mandatory Put 06/01/02 @ 100)
                (AMBAC Insured).................................        12/01/15            5.000             828,784
        750   Louisiana State Health Education Authority Alton
                Ochsner Medical Foundation (Escrow to
                Maturity).......................................        05/01/05            8.750             862,605
                                                                                                          ------------
                                                                                                            2,206,647
                                                                                                          ------------
MAINE--0.09%
         50   Maine Health & High Educational Facilities
                Hospital St. Marys General Hospital
                (Pre-Refunded 07/01/99 @ 102)...................        07/01/09            8.500              52,127
                                                                                                          ------------
MASSACHUSETTS--0.93%
        520   Massachusetts Bay Transport Authority General
                Transportation Systems Series B (FSA Insured)...        03/01/26            5.250             529,760
                                                                                                          ------------
MICHIGAN--1.03%
        110   Michigan State Hospital Finance Authority Revenue
                St. Joseph's Mercy Hospital (Escrow to
                Maturity).......................................        07/01/03            9.250             124,716
        200   Michigan State Housing Development Authority......        12/01/12            7.650             206,860

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE MUNICIPAL FIXED INCOME INVESTMENTS

 PRINCIPAL
   AMOUNT                                                               MATURITY            INTEREST
   (000)                                                                 DATES               RATES           VALUE
------------                                                      --------------------  ----------------  ------------

MUNICIPAL BONDS AND NOTES--(CONTINUED)
MICHIGAN--(CONCLUDED)

$       220   Michigan State Strategic Limited Obligation.......        08/15/05            7.875%        $   251,790
                                                                                                          ------------
                                                                                                              583,366
                                                                                                          ------------
MINNESOTA--1.06%
        320   Coon Rapids Hospital Revenue Health Central
                Incorporated (Escrow to Maturity)...............        08/01/08            7.625             375,961
        151   Eden Prairie Multi-Family Housing (GNMA
                Collateralized).................................        01/20/06            5.500             159,029
         55   Moorhead Residential Mortgage (Escrow to
                Maturity).......................................        08/01/11            7.100              65,190
                                                                                                          ------------
                                                                                                              600,180
                                                                                                          ------------
MISSISSIPPI--0.80%
        450   Corinth Alcorn County Mississippi Hospital
                Refunding Magnolia Registered Health Center A...        10/01/08            5.000             457,218
                                                                                                          ------------
MISSOURI--3.81%
        675   Missouri State Development Finance Board
                Recreation YMCA Greater St. Louis Project Series
                A (Letter of Credit)............................        09/01/06            4.600             690,606
        825   Missouri State Development Finance Board
                Recreation YMCA Greater St. Louis Project Series
                A (Letter of Credit)............................        09/01/08            4.800             847,960
        165   St. Louis County Single Family Housing (AMBAC
                Insured)........................................        10/01/16            9.250             176,840
        450   St Charles County Industrial Development Refunding
                Garden View Care Center Project (Letter of
                Credit).........................................        11/15/16            5.400             446,405
                                                                                                          ------------
                                                                                                            2,161,811
                                                                                                          ------------
NEW JERSEY--0.31%
        150   New Jersey Health Care Facilities Financing St.
                Barnabas Medical Center (Escrow to Maturity)....        07/01/11            7.000             173,567
                                                                                                          ------------
NEW YORK--1.06%
        200   New York City Housing Authority Refunding Security
                Assisted Series A...............................        07/01/05            5.250             207,600
         75   Onondaga County Industrial Development Civic
                Refunding Syracuse Home Association Project.....        12/01/07            4.500              75,486
        300   New York City Housing Authority Refunding Security
                Assisted Series A (AMBAC Insured)...............        07/01/08            5.450             317,193
                                                                                                          ------------
                                                                                                              600,279
                                                                                                          ------------
NORTH CAROLINA--0.69%
        375   Asheville Housing Authority Multi-Family Housing
                Woodridge Apartments (GNMA Collateralized)#.....        11/20/19            5.700             391,586
                                                                                                          ------------
NORTH DAKOTA--1.03%
        140   North Dakota Housing Finance Agency Housing
                Finance Home Series A#..........................        01/01/10            4.750             139,759
        440   North Dakota Housing Finance Agency Housing
                Finance Series D Rmk#...........................        01/01/10            4.750             442,631
                                                                                                          ------------
                                                                                                              582,390
                                                                                                          ------------
OHIO--0.43%
        150   Dayton Hospital Revenue Good Samaritan First
                Mortgage Revenue (Escrow to Maturity)...........        12/01/05            6.000             161,731
         75   Ohio Housing Finance Agency Single Family Mortgage
                (GNMA Collateralized)#..........................        09/01/21            7.850              79,271
                                                                                                          ------------
                                                                                                              241,002
                                                                                                          ------------

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE MUNICIPAL FIXED INCOME INVESTMENTS

 PRINCIPAL
   AMOUNT                                                               MATURITY            INTEREST
   (000)                                                                 DATES               RATES           VALUE
------------                                                      --------------------  ----------------  ------------

MUNICIPAL BONDS AND NOTES--(CONTINUED)

OKLAHOMA--2.39%
$       335   Comanche County Hospital Authority Revenue Series
                A (Connie Lee Insured)..........................        07/01/06            5.100%        $   353,931
        425   McAlester Public Works Authority Revenue (FSA
                Insured)........................................        12/01/04            8.250             515,895
        490   Oklahoma City Public Property Authority Refunding
                and Improvement Oklahoma City Golf Systems
                (Asset Guaranty Insured)........................        10/01/12            4.750             486,565
                                                                                                          ------------
                                                                                                            1,356,391
                                                                                                          ------------
PENNSYLVANIA--9.29%
        110   Allegheny County Industrial Commercial Development
                MPB Association.................................        12/01/04            6.750             113,690
        140   Allegheny County Residential Mortgage Revenue
                Single Family Mortgage Series D 2 (GNMA
                Insured)#.......................................        05/01/08            4.850             141,614
        400   Blair County Hospital Authority Revenue Hospital
                Altoona Hospital Project A (AMBAC Insured)......        07/01/06            5.375             434,204
         30   Caln Township Municipal Sewer Revenue (Escrow to
                Maturity).......................................        01/01/09            5.700              32,251
        535   Chester County Health & Education Jefferson Health
                Systems Series B (AMBAC Insured)................        05/15/12            5.000             555,084
         50   Chester County Hospital Authority Revenue (Escrow
                to Maturity)....................................        07/01/09            7.500              58,361
         85   Conneaut School District (Escrow to Maturity)
                (AMBAC Insured).................................        05/01/02            9.250              93,849
        145   Lancaster County Hospital Authority Lancaster
                General Hospital Project (AMBAC Insured)........        07/01/11            4.750             147,642
         30   Lancaster Area Sewer Authority (Escrow to
                Maturity).......................................        04/01/12            6.000              33,044
        400   Luzerne County Industrial Development Exempt
                Series B#.......................................        12/01/22            7.125             445,304
         35   Montgomery County Higher Education Beaver College
                (Escrow to Maturity)............................        10/01/00            6.750              36,239
        600   Pennsylvania State Finance Authority Revenue
                (Investment Agreement--SunAmerica)..............        11/01/09            6.600             671,292
        500   Pennsylvania State Higher Education Facilities
                Temple University First Series..................        04/01/29            5.000             496,880
        125   Philadelphia Hospital & High Education Health
                Systems Jefferson Health Systems A (MBIA
                Insured)........................................        05/15/07            5.250             134,886
        500   Philadelphia Hospitals & Higher Friends Hospital
                (ACA Insured)...................................        05/01/11            6.200             533,185
        125   Pittsburgh Urban Redevelopment Mortgage Series
                B...............................................  10/01/11 to 10/01/12  4.800 to 4.900        125,545
      1,180   Suacon Valley School District (AMBAC Insured).....        10/15/09            4.650           1,223,802
                                                                                                          ------------
                                                                                                            5,276,872
                                                                                                          ------------
RHODE ISLAND--1.80%
      1,000   Rhode Island State Turnpike & Bridge Refunding....        12/01/17            5.350           1,021,420
                                                                                                          ------------
SOUTH CAROLINA--1.61%
        230   Charleston County Hospital Facility Roper Hospital
                (Escrow to Maturity)............................        10/01/11            7.000             270,358
        325   South Carolina Jobs Economic Development
                Caterpillar Incorporated Project#...............        06/01/08            5.050             334,490
        295   South Carolina State Housing Multi-Family (FHA
                Insured)........................................        07/01/27            6.050             307,018
                                                                                                          ------------
                                                                                                              911,866
                                                                                                          ------------
SOUTH DAKOTA--0.92%
        465   South Dakota State Health & Educational Revenue
                St. Lukes Hospital Project (Escrow to
                Maturity).......................................        10/01/07            6.800             522,586
                                                                                                          ------------
TENNESSEE--4.03%
      1,000   Bristol Industrial Development Board Refunding
                Shelby Heights Apartments Project...............        03/01/22            6.200           1,058,280
        320   Knox County Health Educational & Hospital Facility
                St. Mary's Medical Center (Escrow to
                Maturity).......................................        08/01/03            7.250             348,854

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE MUNICIPAL FIXED INCOME INVESTMENTS

 PRINCIPAL
   AMOUNT                                                               MATURITY            INTEREST
   (000)                                                                 DATES               RATES           VALUE
------------                                                      --------------------  ----------------  ------------

MUNICIPAL BONDS AND NOTES--(CONTINUED)
TENNESSEE--(CONCLUDED)

$       215   La Follette Housing Development Corportion
                (FHA/MBIA Insured)..............................        01/01/05            5.400%        $   225,522
        185   Metropolitan Government Nashville Health &
                Education Southern Advantist Hospital Advantist
                Health Systems (Escrow to Maturity).............        10/01/09            8.700             229,724
        420   Oak Ridge Industrial Development Board Refunding
                The Gardens Series A (GNMA Collateralized)......        08/20/13            5.125             427,086
                                                                                                          ------------
                                                                                                            2,289,466
                                                                                                          ------------
TEXAS--11.68%
        990   De Soto Housing Finance Corporation Multi
                Refunding The Colonies Apartments Project
                (Mandatory put 10/01/07 @ 100) (FNMA
                Collateralized).................................        10/01/27            5.125           1,026,759
        350   Galveston County Housing Finance Corporation
                Single Family Mortgage Revenue..................        04/01/15            9.750             391,972
        275   Hidalgo County Health Services Corporation Mission
                Hospital Project (Pre-Refunded 08/01/00 @
                103)............................................        02/01/25            10.250            310,357
        260   Houston Texas Airport Systems Revenue (Escrow to
                Maturity).......................................        07/01/10            7.600             315,367
      1,000   Lewisville Housing Finance Corporation Housing
                Lewisville Limited Project (FSA Insured)........        12/01/08            5.000           1,029,450
        645   Odessa Junior College District Revenue Refunding &
                Imot Series A (MBIA Insured)....................        12/01/09            4.750             667,078
      1,500   Southeast Housing Finance Corporation.............        12/01/16            7.625+            412,470
        450   Tarrant County Health Facilities Development
                Mortgage South Central Nursing A (FHA/MBIA
                Insured)........................................        01/01/37            6.000             499,990
      1,100   Tarrant County Housing Finance Corporation
                Refunding Multi-Family Housing Summit Project
                (FNMA Collateralized) (Mandatory Put 9/1/07 @
                100)............................................        09/01/27            5.080           1,133,451
        800   Texas State Department Housing and Community
                Housing Senior Dallas/Fort Worth Series A.......        07/01/06            6.000             847,032
                                                                                                          ------------
                                                                                                            6,633,926
                                                                                                          ------------
UTAH--3.04%
        285   Salt Lake City Hospital Revenue (Escrow to
                Maturity).......................................        06/01/09            7.350             329,569
        530   Salt Lake County Multi-Family Housing James Pointe
                Apartment (Mandatory put 10/01/05 @ 100) (Asset
                Guaranty Insurance).............................        10/01/25            5.500             555,864
        135   Salt Lake County Water Conservation (Escrow to
                Maturity) (MBIA Insured)........................        10/01/02            10.875            159,586
        105   Utah State Housing Finance Agency (AMBAC
                Insured)........................................        07/01/07            5.650             110,524
        540   Utah State Housing Finance Agency (AMBAC
                Insured)........................................  07/01/07 to 07/01/08  5.650 to 5.900        568,921
                                                                                                          ------------
                                                                                                            1,724,464
                                                                                                          ------------
VIRGINIA--1.63%
        620   Henrico County Industrial Development Authority
                Refunding Industrial Development Regency 64
                (Optional put 03/01/99 @ 100) (Letter of
                Credit--Signet Bank)#...........................        03/01/16            4.550             620,508
        300   Preston County Pollution Control Refunding County
                Commission Monongahhela C.......................        03/01/03            4.500             306,393
                                                                                                          ------------
                                                                                                              926,901
                                                                                                          ------------
WASHINGTON--0.48%
        270   Washington State Housing Finance Commission Single
                Family PG Series 3A (FNMA/GNMA
                Collateralized)#................................        12/01/10            5.200             274,082
                                                                                                          ------------
WEST VIRGINIA--0.08%
         40   Kanawha County Residential Mortgage Revenue
                (Escrow to Maturity)............................        09/01/10            7.375              47,948
                                                                                                          ------------

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE MUNICIPAL FIXED INCOME INVESTMENTS

 PRINCIPAL
   AMOUNT                                                               MATURITY            INTEREST
   (000)                                                                 DATES               RATES           VALUE
------------                                                      --------------------  ----------------  ------------

MUNICIPAL BONDS AND NOTES--(CONTINUED)

WISCONSIN--1.49%
$       735   Wisconsin Housing & Economic Development Series
                B#..............................................        09/01/08            4.850%        $   741,145
        100   Wisconsin Housing & Economic Development Series
                G#..............................................        03/01/04            5.250             103,373
                                                                                                          ------------
                                                                                                              844,518
                                                                                                          ------------
WYOMING--0.54%
        295   Teton County Wyoming Hospital District Refunding
                Improvement (ACA Insured).......................        12/01/09            5.100             308,744
                                                                                                          ------------
Total Municipal Bonds and Notes (cost--$54,031,729).............                                           55,855,342
                                                                                                          ------------

TAX EXEMPT COLLATERALIZED MORTGAGE OBLIGATIONS--0.67%
        378   FHA Insured Trust 1996-01, Class A1++.............        07/01/14            6.100             378,870
                                                                                                          ------------

TAX FREE MONEY MARKET FUND--2.57%
      1,459   MuniCash Portfolio................................                            2.810(1)        1,458,760
                                                                                                          ------------
Total Investments (cost--$55,868,696)--101.61%..................                                           57,692,972
Liabilities in excess of other assets--(1.61)%..................                                             (915,446)
                                                                                                          ------------
Net Assets--100.00%.............................................                                          $56,777,526
                                                                                                          ------------
                                                                                                          ------------

-----------------

+      Zero coupon bond; rate represents annualized yield at date of purchase.
#      Security subject to Alternative Minimum Tax.
++     Illiquid security representing 0.67% of net assets.
(1)    Represents current yield at January 31, 1999.
ACA    American Capital Access
AMBAC  American Municipal Bond Assurance Corporation
FHA    Federal Housing Authority
FNMA   Federal National Mortgage Association
FSA    Financial Security Assurance
GNMA   Government National Mortgage Association
MBIA   Municipal Bond Investors Assurance

                 See accompanying notes to financial statements

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE GLOBAL FIXED INCOME INVESTMENTS

PORTFOLIO OF INVESTMENTS                             JANUARY 31, 1999(UNAUDITED)

  PRINCIPAL
   AMOUNT                                                                  MATURITY             INTEREST
   (000)**                                                                  DATES                RATES           VALUE
-------------                                                      ------------------------  --------------  -------------
LONG-TERM GLOBAL DEBT SECURITIES--81.24%
CANADA--3.94%
  USD   1,000  Government of Canada..............................          02/19/03              5.625%      $  1,020,374
        3,398  Government of Canada..............................          06/01/27              8.000          3,180,907
                                                                                                             -------------
                                                                                                                4,201,281
                                                                                                             -------------
CHILE--0.33%
   USD    400  Celulosa Arauco Constitucion......................          12/15/03              6.750            354,298
                                                                                                             -------------
DENMARK--5.32%
       31,334  Kingdom of Denmark................................    11/15/07 to 11/15/09    6.000 to 7.000     5,667,856
                                                                                                             -------------
FRANCE--4.71%
  EUR   3,826  Government of France..............................          04/25/29              5.500          5,015,249
                                                                                                             -------------
GERMANY--8.46%
  EUR   7,133  Federal Republic of Germany.......................    08/22/00 to 01/04/28    5.250 to 6.500     9,019,220
                                                                                                             -------------
GREECE--1.48%
      380,000  Republic of Greece................................          03/26/08              8.600          1,575,379
                                                                                                             -------------
ITALY--1.99%
  USD   2,080  Republic of Italy.................................    11/20/03 to 05/29/08    5.000 to 6.000     2,125,038
                                                                                                             -------------
MALAYSIA--0.80%
  USD   1,150  Petroliam Nasional Berhad.........................          10/18/06              7.125            848,125
                                                                                                             -------------
NETHERLANDS--5.66%
  EUR   4,748  Government of the Netherlands.....................          07/15/08              5.250          6,034,044
                                                                                                             -------------
PHILIPPINES--1.15%
  USD   1,390  Republic of Philippines (1).......................          12/01/17              6.500          1,229,038
                                                                                                             -------------
POLAND--0.96%
  USD   1,095  Republic of Poland, PDI...........................          10/27/14              5.000#         1,023,168
                                                                                                             -------------
SOUTH KOREA--2.83%
  USD   2,815  Republic of Korea.................................          04/15/08              8.875          3,015,569
                                                                                                             -------------
SWEDEN--2.44%
       17,100  Kingdom of Sweden.................................    10/25/06 to 05/05/08        6.500          2,596,449
                                                                                                             -------------
UNITED KINGDOM--14.09%
        8,037  United Kingdom Gilt...............................    12/07/03 to 12/07/09    5.750 to 6.500    15,009,162
                                                                                                             -------------
UNITED STATES--27.08%
        1,100  European Investment Bank (2)......................          09/16/08              5.375          1,111,336
        1,800  Federal National Mortgage Association.............          03/15/01              5.625          1,824,624
          700  General Motors Acceptance Corp....................          01/14/02              5.500            698,575
        6,250  U.S. Treasury Bonds...............................          11/15/26              6.500          7,310,550
       16,760  U.S. Treasury Notes (1)...........................    08/31/00 to 10/15/06    5.125 to 7.250    17,337,789
          550  Xerox Corp. MTN...................................          06/15/37              5.875            570,435
                                                                                                             -------------
                                                                                                               28,853,309
                                                                                                             -------------
Total Long-Term Global Debt Securities (cost--$82,955,626).......                                              86,567,185
                                                                                                             -------------

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE GLOBAL FIXED INCOME INVESTMENTS

  PRINCIPAL
   AMOUNT                                                                  MATURITY             INTEREST
   (000)**                                                                  DATES                RATES           VALUE
-------------                                                      ------------------------  --------------  -------------
SHORT-TERM GLOBAL DEBT SECURITIES--12.84%
BELGIUM--1.51%
  JPY 180,000  Kingdom of Belgium................................          12/17/99              5.000%      $  1,613,064
                                                                                                             -------------
GERMANY--2.70%
  EUR   2,498  Federal Republic of Germany.......................          12/17/99              4.250          2,872,434
                                                                                                             -------------
JAPAN--1.54%
      185,000  Japan Development Bank............................          10/01/99              5.000          1,642,515
                                                                                                             -------------
UNITED KINGDOM--5.37%
        3,464  United Kingdom Gilt...............................          08/10/99              6.000          5,723,509
                                                                                                             -------------
UNITED STATES--1.72%
  JPY 210,000  Federal National Mortgage Association.............          12/20/99              2.000          1,835,400
                                                                                                             -------------
Total Short-Term Global Debt Securities (cost--$14,085,772)......                                              13,686,922
                                                                                                             -------------

REPURCHASE AGREEMENT--2.92%
      $ 3,112  Repurchase Agreement dated 01/29/99 with Bear,
                 Stearns & Co., Inc. collateralized by $3,280,000
                 U.S. Treasury Bills, 4.340% due 10/14/99
                 (value--$3,177,992); proceeds: $3,113,219
                 (cost--$3,112,000)..............................          02/01/99              4.700          3,112,000
                                                                                                             -------------
Total Investments (cost--$100,153,398)--97.00%...................                                             103,366,107
Other assets in excess of liabilities--3.00%.....................                                               3,195,217
                                                                                                             -------------
Net Assets--100.00%..............................................                                            $106,561,324
                                                                                                             -------------
                                                                                                             -------------

-----------------

Note:  The Portfolio of Investments is listed by the issuer's country of origin.
**     In local currency unless otherwise indicated.
#      Reflects rate at January 31, 1999 on step up coupon rate instrument.
EUR    Euro Dollars.
JPY    Japanese Yen.
MTN    Medium Term Notes.
PDI    Past Due Interest Bond.
USD    U.S. Dollars.
(1)    Security, or portion thereof, was on loan at January 31, 1999.
(2)    "Supranational" security denominated in U.S. Dollars.

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE GLOBAL FIXED INCOME INVESTMENTS

FORWARD FOREIGN CURRENCY CONTRACTS

                                                                                                                    UNREALIZED
                                                                        CONTRACT TO          IN         MATURITY   APPRECIATION
                                                                          DELIVER       EXCHANGE FOR      DATES    (DEPRECIATION)
                                                                       -------------  ----------------  ---------  -------------
British Pounds.......................................................        753,606  USD  1,266,058    02/19/99    $   (26,497)
Euro Dollars.........................................................      2,756,821  USD  3,226,170    02/19/99        (89,351)
German Deutschemarks.................................................     12,282,038  USD  7,394,363    02/19/99       (249,074)
German Deutschemarks.................................................      4,268,390  USD  2,591,725    02/19/99       (108,515)
German Deutschemarks.................................................     14,620,557  USD  8,748,015    02/19/99       (242,251)
Japanese Yen.........................................................  1,509,168,099  USD 12,735,596    02/19/99        305,902
Japanese Yen.........................................................    557,637,201  USD  4,857,433    02/19/99        (38,603)
Japanese Yen.........................................................    305,047,827  USD  2,662,755    02/19/99        (26,679)
Japanese Yen.........................................................    306,474,480  USD  2,740,000    02/19/99        (91,596)
Netherlands Guilder..................................................      2,992,903  USD  1,600,483    02/19/99        (55,162)
U.S. Dollars.........................................................      5,739,365  DKK 36,387,000    02/19/99        171,730
U.S. Dollars.........................................................      2,812,279  GBP  1,704,308    02/19/99          8,965
U.S. Dollars.........................................................      8,748,015  GBP  5,320,000    02/19/99         (2,532)
U.S. Dollars.........................................................      3,058,705  GBP  1,851,516    02/19/99         13,258
U.S. Dollars.........................................................      2,480,089  GBP  1,482,420    02/19/99         41,745
U.S. Dollars.........................................................      5,182,911  NLG  9,723,660    02/19/99        162,309
                                                                                                                   -------------
                                                                                                                    $  (226,351)
                                                                                                                   -------------
                                                                                                                   -------------

CURRENCY TYPE ABBREVIATIONS:

DKK Danish Kronas.
GBP British Pounds.
NLG Netherlands Guilders.
USD U.S. Dollars.

INVESTMENTS BY TYPE OF ISSUER

                                                              PERCENT OF PORTFOLIO
                                                                     ASSETS
                                                              ---------------------
                                                              LONG-TERM   SHORT-TERM
                                                              ---------   ---------
Government and other public issuers.........................   80.28%      11.65%
Repurchase agreements.......................................      --        3.01
Bank and other financial institutions.......................    1.08        1.59
Industrial..................................................    2.39          --
                                                              ---------   ---------
                                                               83.75%      16.25%
                                                              ---------   ---------
                                                              ---------   ---------

                 See accompanying notes to financial statements

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE LARGE COMPANY VALUE EQUITY INVESTMENTS

PORTFOLIO OF INVESTMENTS                             JANUARY 31, 1999(UNAUDITED)

NUMBER OF
 SHARES                                                                                        VALUE
---------                                                                                   ------------
COMMON STOCKS--98.96%
AGRICULTURE, FOOD & BEVERAGE--2.18%
  10,300   Bestfoods Co. .................................................................  $    518,219
  82,500   Nabisco Holdings Corp.(1)......................................................     3,470,156
 150,500   Tyson Foods Inc. ..............................................................     3,151,094
                                                                                            ------------
                                                                                               7,139,469
                                                                                            ------------
BANKS--7.32%
  44,000   Bank of Boston Corp. ..........................................................     1,625,250
  70,100   The Chase Manhattan Corp. .....................................................     5,393,319
   3,400   Comerica, Inc. ................................................................     2,085,413
  21,200   First American Corp. of Tennessee..............................................       885,100
  40,025   First Security Corp. ..........................................................       815,509
 101,500   Fleet Financial Group, Inc. ...................................................     4,497,719
  45,000   Hibernia Corp. ................................................................       753,750
  20,800   Regions Financial Corp. .......................................................       798,200
 103,858   US Bancorp.....................................................................     3,498,716
 102,200   Wells Fargo and Co.*...........................................................     3,570,612
                                                                                            ------------
                                                                                              23,923,588
                                                                                            ------------
CHEMICALS--3.12%
  44,600   Eastman Chemical Co. ..........................................................     1,811,875
  22,300   Geon Co. ......................................................................       535,200
  25,900   Great Lakes Chemical Corp. ....................................................       980,962
 146,500   IMC Global Inc. ...............................................................     2,664,469
 116,400   Lyondell Petrochemical Co. ....................................................     1,738,725
  74,900   Praxair, Inc. .................................................................     2,420,206
   2,700   Witco Corp. ...................................................................        41,513
                                                                                            ------------
                                                                                              10,192,950
                                                                                            ------------
COMPUTER HARDWARE--7.93%
  47,800   EMC Corp.*.....................................................................     5,204,225
 167,100   Xerox Corp. ...................................................................    20,720,400
                                                                                            ------------
                                                                                              25,924,625
                                                                                            ------------
CONSTRUCTION--1.86%
 188,600   Masco Corp. ...................................................................     6,094,138
                                                                                            ------------
DEFENSE/AEROSPACE--6.11%
 306,232   Lockheed Martin Corp. .........................................................    10,794,678
 163,900   Raytheon Co. ..................................................................     9,168,156
                                                                                            ------------
                                                                                              19,962,834
                                                                                            ------------
DIVERSIFIED RETAIL--1.43%
 116,200   Sears Roebuck & Co.(1).........................................................     4,662,525
                                                                                            ------------
DRUGS & MEDICINE--5.09%
  38,300   Allergan, Inc. ................................................................     2,944,312
  93,000   Alza Corp.*(1).................................................................     4,702,312
  18,300   Biogen Inc.*...................................................................     1,797,975
  40,775   Covance Inc.*..................................................................     1,284,413
  32,600   Genzyme Corp.*.................................................................     1,776,700
   1,560   Genzyme Corporation............................................................         4,193
  75,700   Schering-Plough Corp. .........................................................     4,125,650
                                                                                            ------------
                                                                                              16,635,555
                                                                                            ------------

NUMBER OF
 SHARES                                                                                        VALUE
---------                                                                                   ------------

ELECTRIC UTILITIES--4.90%
 104,400   CMS Energy Corp. ..............................................................  $  4,469,625
 211,900   Entergy Corp.(1)...............................................................     6,237,806
 139,300   PECO Energy Co. ...............................................................     5,319,519
                                                                                            ------------
                                                                                              16,026,950
                                                                                            ------------
ELECTRICAL EQUIPMENT--4.07%
  36,920   Comverse Technology Inc.*......................................................     3,101,280
 158,600   Corning, Inc. .................................................................     7,731,750
  38,200   Johnson Controls, Inc. ........................................................     2,461,512
                                                                                            ------------
                                                                                              13,294,542
                                                                                            ------------
ELECTRONIC COMPONENTS--0.34%
  56,900   Commscope Inc.*................................................................     1,105,994
                                                                                            ------------
ENERGY RESERVES & PRODUCTION--0.61%
  70,000   Unocal Corp. ..................................................................     1,995,000
                                                                                            ------------
FINANCIAL SERVICES--3.70%
 136,450   AON Corp. .....................................................................     6,924,837
 117,300   Household International, Inc. .................................................     5,153,869
                                                                                            ------------
                                                                                              12,078,706
                                                                                            ------------
FOOD RETAIL--0.55%
 184,100   Food Lion Inc. ................................................................     1,794,975
                                                                                            ------------
FOREST PRODUCTS, PAPER--4.27%
  40,300   Champion International Corp. ..................................................     1,413,019
 139,000   Fort James Corp. ..............................................................     4,986,625
 151,600   Kimberly Clark Corp. ..........................................................     7,551,575
                                                                                            ------------
                                                                                              13,951,219
                                                                                            ------------
FREIGHT, AIR, SEA & LAND--3.48%
 139,300   Federal Express Corp.*.........................................................    11,379,069
                                                                                            ------------
HEAVY MACHINERY--0.30%
  13,000   Cummins Engine Co., Inc. ......................................................       494,000
  56,300   Harnischfeger Industries Inc. .................................................       475,031
                                                                                            ------------
                                                                                                 969,031
                                                                                            ------------
HOUSEHOLD PRODUCTS--0.71%
  41,800   Dial Corp. ....................................................................     1,141,663
  34,300   National Services Industries, Inc. ............................................     1,174,775
                                                                                            ------------
                                                                                               2,316,438
                                                                                            ------------
INDUSTRIAL PARTS--2.03%
  83,300   American Standard Companies Inc.*..............................................     2,863,437
  42,800   Pentair Inc. ..................................................................     1,637,100
  14,300   Timken Co. ....................................................................       310,131
  47,900   York International Corp. ......................................................     1,838,163
                                                                                            ------------
                                                                                               6,648,831
                                                                                            ------------
INDUSTRIAL SERVICES/SUPPLIES--0.70%
  79,500   Viad Corp. ....................................................................     2,280,656
                                                                                            ------------

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE LARGE COMPANY VALUE EQUITY INVESTMENTS

NUMBER OF
 SHARES                                                                                        VALUE
---------                                                                                   ------------

COMMON STOCKS--(CONCLUDED)

INFORMATION & COMPUTER SERVICES--6.24%
 124,900   Automatic Data Processing Inc. ................................................  $  5,316,056
 144,300   Electronic Data Systems Corp.*.................................................     7,566,732
 195,620   First Data Corp.(1)............................................................     7,494,691
                                                                                            ------------
                                                                                              20,377,479
                                                                                            ------------
LIFE INSURANCE--5.80%
 120,400   Aetna Life & Casualty Co.......................................................    10,851,050
  98,200   CIGNA Corp. ...................................................................     8,089,225
                                                                                            ------------
                                                                                              18,940,275
                                                                                            ------------
MEDICAL PRODUCTS--4.01%
 132,200   Baxter International Inc. .....................................................     9,377,938
  35,000   Beckman Coulter Inc. ..........................................................     1,745,625
  76,100   St. Jude Medical, Inc.*........................................................     1,983,356
                                                                                            ------------
                                                                                              13,106,919
                                                                                            ------------
MEDICAL PROVIDERS--0.39%
  37,700   HCR Manor Care, Inc.*..........................................................     1,008,475
  85,700   Vencor Inc. ...................................................................       262,456
                                                                                            ------------
                                                                                               1,270,931
                                                                                            ------------
MINING & METALS--0.79%
  28,800   Birmingham Steel Corp. ........................................................       127,800
  38,500   Crown Cork & Seal, Inc. .......................................................     1,219,969
  23,660   Martin Marietta, Inc. .........................................................     1,242,150
                                                                                            ------------
                                                                                               2,589,919
                                                                                            ------------
MOTOR VEHICLES--2.29%
  42,400   Goodyear Tire & Rubber Co. ....................................................     2,077,600
  94,300   Lear Corp.*....................................................................     3,713,063
  35,200   TRW, Inc. .....................................................................     1,691,800
                                                                                            ------------
                                                                                               7,482,463
                                                                                            ------------
OIL REFINING--0.56%
  83,416   Ultramar Diamond Shamrock......................................................     1,835,152
                                                                                            ------------
NUMBER OF
 SHARES                                                                                        VALUE
---------                                                                                   ------------

RAILROADS--5.74%
 405,000   Burlington Northern Santa Fe Inc. .............................................  $ 14,023,125
 171,200   Norfolk Southern Corp. ........................................................     4,718,700
                                                                                            ------------
                                                                                              18,741,825
                                                                                            ------------
REAL PROPERTY--2.62%
  36,800   Champion Enterprise Inc.*......................................................       860,200
  24,300   Fleetwood Enterprises Inc. ....................................................       899,100
  43,900   Lafarge Corp.(1)...............................................................     1,714,844
  46,564   Southdown, Inc. ...............................................................     2,587,212
  26,900   USG Corporation(1).............................................................     1,526,575
  85,600   Ventas Inc. ...................................................................       979,050
                                                                                            ------------
                                                                                               8,566,981
                                                                                            ------------
SEMICONDUCTOR--1.08%
 153,900   Advanced Micro Devices, Inc.*..................................................     3,530,081
                                                                                            ------------
SPECIALTY RETAIL--2.12%
  93,300   Circuit City Stores, Inc.(1)...................................................     5,154,825
 106,700   Consolidated Stores Corp.*(1)..................................................     1,780,556
                                                                                            ------------
                                                                                               6,935,381
                                                                                            ------------
THRIFT--0.46%
  46,300   Greenpoint Financial Corp. ....................................................     1,516,325
                                                                                            ------------
TOBACCO--3.05%
 211,800   Philip Morris Co., Inc. .......................................................     9,954,600
                                                                                            ------------
WIRELESS TELECOMMUNICATIONS--3.11%
 184,500   General Instrument Corp.*......................................................     6,549,750
 113,000   Nextel Communications, Inc.*(1)................................................     3,616,000
                                                                                            ------------
                                                                                              10,165,750
                                                                                            ------------
Total Common Stocks (cost--$281,810,756)..................................................   323,391,176
                                                                                            ------------

PRINCIPAL
 AMOUNT                                                    MATURITY           INTEREST
  (000)                                                      DATE               RATE
---------                                            --------------------  --------------
U.S. GOVERNMENT OBLIGATIONS--0.25%
$    825   U.S. Treasury Bills+ (cost--$822,599)...        02/25/99             4.220%@          822,734
                                                                                            ------------


PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE LARGE COMPANY VALUE EQUITY INVESTMENTS

PRINCIPAL
 AMOUNT                                                    MATURITY           INTEREST
  (000)                                                      DATE               RATE           VALUE
---------                                            --------------------  --------------   ------------
REPURCHASE AGREEMENT--0.84%
$  2,735   Repurchase Agreement dated 01/29/99 with
             State Street
             Bank & Trust Company, collateralized
             by $2,702,130; U.S.
             Treasury Notes, 5.375% due 01/31/00;
             (value--$2,789,949);
             proceeds: $2,735,912
             (cost--$2,735,000)....................        02/01/99             4.000%      $  2,735,000
                                                                                            ------------
Total Investments (cost--$285,368,355)--100.05%....                                          326,948,910
Liabilities in excess of other assets--(0.05)%.....                                             (176,108)
                                                                                            ------------
Net Assets--100.00%................................                                         $326,772,802
                                                                                            ------------
                                                                                            ------------

-----------------

*      Non-Income producing security
+      Entire or partial amount pledged as collateral for futures transactions.
@      Interest rate shown is discount rate at date of purchase.
(1)    Security, or portion thereof, was on loan at January 31, 1999.

FUTURES CONTRACTS

NUMBER OF                                                     IN             EXPIRATION     UNREALIZED
CONTRACTS            CONTRACTS TO RECEIVE                EXCHANGE FOR           DATE       APPRECIATION
---------  ----------------------------------------  --------------------  --------------  ------------
     6     S&P 500.................................  $         1,858,167   March 1999      $   64,083
                                                                                           ------------
                                                                                           ------------

                 See accompanying notes to financial statements

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE LARGE COMPANY GROWTH EQUITY INVESTMENTS

PORTFOLIO OF INVESTMENTS                             JANUARY 31, 1999(UNAUDITED)

NUMBER OF
 SHARES                                                                                                             VALUE
---------                                                                                                        ------------
COMMON STOCKS--98.83%
AGRICULTURE, FOOD & BEVERAGE--0.99%
  53,400   The Coca-Cola Co. ..................................................................................  $  3,494,363
                                                                                                                 ------------
BANKS--8.25%
 156,200   BankAmerica Corp. ..................................................................................    10,445,875
  90,000   The Chase Manhattan Corp. ..........................................................................     6,924,375
 207,449   Citigroup, Inc. ....................................................................................    11,630,109
                                                                                                                 ------------
                                                                                                                   29,000,359
                                                                                                                 ------------
CHEMICALS--1.10%
  99,000   Allied-Signal, Inc. ................................................................................     3,861,000
                                                                                                                 ------------
COMPUTER HARDWARE--13.18%
 159,975   Cisco Systems, Inc.*................................................................................    17,847,211
 220,400   Compaq Computer Corp................................................................................    10,496,550
 180,100   Dell Computer Corp.*................................................................................    18,010,000
                                                                                                                 ------------
                                                                                                                   46,353,761
                                                                                                                 ------------
COMPUTER SOFTWARE--4.78%
  59,500   Computer Sciences Corp.*............................................................................     4,079,469
  72,700   Microsoft Corp.*....................................................................................    12,722,500
                                                                                                                 ------------
                                                                                                                   16,801,969
                                                                                                                 ------------
DIVERSIFIED RETAIL--5.69%
 135,800   Kohls Corp.*........................................................................................     9,200,450
 125,700   Wal Mart Stores, Inc. ..............................................................................    10,810,200
                                                                                                                 ------------
                                                                                                                   20,010,650
                                                                                                                 ------------
DRUGS & MEDICINE--14.28%
  18,000   Amgen, Inc.*........................................................................................     2,300,625
 112,200   Bristol-Myers Squibb Co. ...........................................................................    14,382,637
  88,031   McKesson HBOC, Inc. ................................................................................     6,613,329
  40,600   Merck & Co., Inc. ..................................................................................     5,958,050
  68,000   Pfizer, Inc. .......................................................................................     8,746,500
 224,000   Schering-Plough Corp. ..............................................................................    12,208,000
                                                                                                                 ------------
                                                                                                                   50,209,141
                                                                                                                 ------------
ELECTRIC UTILITIES--0.47%
  49,500   AES Corp.(1)........................................................................................     1,667,531
                                                                                                                 ------------
ELECTRICAL EQUIPMENT--5.06%
  57,200   Lucent Technologies, Inc. ..........................................................................     6,438,575
 127,400   Solectron Corp.*(1).................................................................................    11,346,563
                                                                                                                 ------------
                                                                                                                   17,785,138
                                                                                                                 ------------
ENTERTAINMENT--1.11%
  79,900   Carnival Corp.......................................................................................     3,920,094
                                                                                                                 ------------
ENVIRONMENTAL SERVICES--1.90%
 133,600   Waste Management, Inc. .............................................................................     6,671,650
                                                                                                                 ------------
FINANCIAL SERVICES--4.26%
 157,000   Associates First Capital Corp.......................................................................     6,368,312
 307,650   MBNA Corp...........................................................................................     8,594,972
                                                                                                                 ------------
                                                                                                                   14,963,284
                                                                                                                 ------------

NUMBER OF
 SHARES                                                                                                             VALUE
---------                                                                                                        ------------

FOOD RETAIL--2.17%
 120,000   Kroger Co.*(1)......................................................................................  $  7,620,000
                                                                                                                 ------------
HOUSEHOLD PRODUCTS--5.15%
  97,600   Avon Products, Inc. ................................................................................     3,605,100
  67,900   Colgate-Palmolive Co................................................................................     5,461,706
 106,000   Gillette Co.........................................................................................     6,227,500
  31,000   Procter & Gamble Co.................................................................................     2,817,125
                                                                                                                 ------------
                                                                                                                   18,111,431
                                                                                                                 ------------
INDUSTRIAL PARTS--1.52%
  44,600   United Technologies Corp. ..........................................................................     5,326,913
                                                                                                                 ------------
INFORMATION & COMPUTER SERVICES--0.60%
  12,000   America Online Inc.*................................................................................     2,108,250
                                                                                                                 ------------
LEISURE--1.79%
 120,800   Harley Davidson Inc. ...............................................................................     6,281,600
                                                                                                                 ------------
LONG DISTANCE & PHONE COMPANIES--3.77%
 166,300   MCI WorldCom, Inc.*.................................................................................    13,262,425
                                                                                                                 ------------
MEDIA--2.66%
 174,650   Liberty Media Group, Series A*......................................................................     9,343,775
                                                                                                                 ------------
MEDICAL PRODUCTS--5.42%
  94,300   Medtronic, Inc. ....................................................................................     7,514,531
 149,700   Tyco International Ltd.(1)..........................................................................    11,536,256
                                                                                                                 ------------
                                                                                                                   19,050,787
                                                                                                                 ------------
OTHER INSURANCE--1.94%
  66,300   American International Group, Inc. .................................................................     6,824,756
                                                                                                                 ------------
SECURITIES & ASSET MANAGEMENT--2.44%
  23,600   Merrill Lynch & Co., Inc. ..........................................................................     1,793,600
  78,000   Morgan Stanley, Dean Witter
             Discover & Co. ...................................................................................     6,771,375
                                                                                                                 ------------
                                                                                                                    8,564,975
                                                                                                                 ------------
SEMICONDUCTOR--4.28%
  50,000   Altera Corp.*.......................................................................................     3,143,750
  84,500   Intel Corp..........................................................................................    11,909,219
                                                                                                                 ------------
                                                                                                                   15,052,969
                                                                                                                 ------------
SPECIALTY RETAIL--4.37%
 172,100   Home Depot, Inc. ...................................................................................    10,390,538
 101,600   Rite Aid Corp.......................................................................................     4,991,100
                                                                                                                 ------------
                                                                                                                   15,381,638
                                                                                                                 ------------
TOBACCO--1.65%
 123,200   Philip Morris Co., Inc. ............................................................................     5,790,400
                                                                                                                 ------------
Total Common Stocks (cost--$226,856,862).......................................................................   347,458,859
                                                                                                                 ------------

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE LARGE COMPANY GROWTH EQUITY INVESTMENTS

PRINCIPAL
 AMOUNT                                                                        MATURITY            INTEREST
  (000)                                                                          DATE                RATE           VALUE
---------                                                                --------------------  ----------------  ------------
REPURCHASE AGREEMENT--1.22%

$   4,309  Repurchase Agreement dated 01/29/99 with State Street
             Bank & Trust Company, collateralized by $4,257,213 U.S.
             Treasury Notes 5.375% due 01/31/00 (value--$4,395,573);
             proceeds: $4,310,436 (cost--$4,309,000)...................        02/01/99             4.000%       $  4,309,000
                                                                                                                 ------------
Total Investments (cost--$231,165,862)--100.05%........................                                           351,767,859
Liabilities in excess of other assets --(0.05)%........................                                              (188,623)
                                                                                                                 ------------
Net Assets--100.00%....................................................                                          $351,579,236
                                                                                                                 ------------
                                                                                                                 ------------

-----------------

*      Non-Income producing security
(1)    Security, or a portion thereof, was on loan at January 31, 1999.

                 See accompanying notes to financial statements

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE SMALL/MEDIUM COMPANY VALUE EQUITY INVESTMENTS

PORTFOLIO OF INVESTMENTS                             JANUARY 31, 1999(UNAUDITED)

NUMBER OF
 SHARES                                                                                                            VALUE
---------                                                                                                       ------------
COMMON STOCKS--95.27%
AGRICULTURE, FOOD & BEVERAGE--0.77%
   5,600   Andersons Inc. ....................................................................................  $     68,250
  66,400   Fleming Companies Inc.(1) .........................................................................       593,450
  19,500   Nash Finch Co. ....................................................................................       263,250
   6,300   Sanfilippo John B & Son Inc.*......................................................................        25,200
   6,900   Suprema Specialties Inc.*..........................................................................        39,675
   9,300   Sylvan, Inc.*......................................................................................       130,200
  43,700   Weider Nutrition International Inc. ...............................................................       316,825
                                                                                                                ------------
                                                                                                                   1,436,850
                                                                                                                ------------
AIRLINES--1.52%
  25,400   Alaska Air Group, Inc.*............................................................................     1,279,525
  73,400   America West Holding Corp.*........................................................................     1,578,100
                                                                                                                ------------
                                                                                                                   2,857,625
                                                                                                                ------------
ALCOHOL--0.03%
   6,700   Todhunter International Inc.*......................................................................        52,763
                                                                                                                ------------
APPAREL, RETAIL--2.46%
  28,400   Brylane, Inc.*.....................................................................................       654,975
  73,200   Burlington Coat Factory Warehouse..................................................................     1,047,675
   5,100   Concord Fabrics Inc.*..............................................................................        31,556
  16,300   Finish Line Inc.*..................................................................................       149,756
  38,100   Footstar Inc.*.....................................................................................       964,406
  15,800   Gadzooks Inc.*.....................................................................................       111,588
  44,900   Genesco Inc.*......................................................................................       333,944
  23,700   Goodys Family Clothing Inc.*.......................................................................       255,516
   6,400   Haskel International Inc. .........................................................................        67,200
   9,000   S & K Famous Brands Inc.*..........................................................................        90,000
  31,000   Syms Corp.*........................................................................................       261,562
  41,200   The Dress Barn*....................................................................................       661,775
                                                                                                                ------------
                                                                                                                   4,629,953
                                                                                                                ------------
APPAREL, TEXTILES--3.65%
  19,500   Ashworth Inc.*.....................................................................................       104,813
  13,200   Barry R G Corp. Ohio*..............................................................................       140,250
 109,900   Burlington Industries Inc.*........................................................................       728,087
  12,725   Conso Products Co.*................................................................................       101,800
   4,832   Decorator Industries, Inc. ........................................................................        38,354
  19,600   Dixie Group Inc.*..................................................................................       151,900
  23,700   Dyersburg Corp. ...................................................................................        71,100
   7,700   G-III Apparel Group Ltd.*..........................................................................        22,619
  20,400   Galey & Lord Inc.*.................................................................................       112,200
   6,700   Garan Inc. ........................................................................................       165,825
  45,600   Guilford Mills, Inc. ..............................................................................       772,350
  22,700   Gymboree Corp.*....................................................................................       178,762
   4,600   Hampshire Group, Ltd.*.............................................................................        52,325
  40,400   Justin Industries Inc. ............................................................................       469,650
   4,100   Lacrosse Footwear Inc. ............................................................................        34,850
  15,600   Maxwell Shoe Inc.*.................................................................................       175,500
  55,300   Nine West Group, Inc.*.............................................................................       760,375
  13,100   Oxford Inds Inc. ..................................................................................       343,056
  16,600   Quaker Fabric Corp. New*...........................................................................        71,069
   8,400   Rocky Shoes and Boots*.............................................................................        47,775
   4,300   Span America Med Systems Inc. .....................................................................        22,038
   5,200   Sport Haley Inc.* .................................................................................        45,500
  20,600   St. John Knits Inc. ...............................................................................       545,900
  11,200   Supreme International Corp.*.......................................................................       179,200

NUMBER OF
 SHARES                                                                                                            VALUE
---------                                                                                                       ------------

APPAREL, TEXTILES--(CONCLUDED)

   3,800   Tandy Brands Accessories Inc.*.....................................................................  $     61,275
  17,700   Timberland Co.*....................................................................................       796,500
  18,200   Vans Inc.*.........................................................................................       114,887
   3,600   Weyco Group Inc. ..................................................................................        86,400
  42,300   Wolverine World Wide Inc. .........................................................................       467,944
                                                                                                                ------------
                                                                                                                   6,862,304
                                                                                                                ------------
BANKS--0.81%
   3,500   American Bank Inc. ................................................................................        75,688
  16,900   Corus Bank Shares Inc. ............................................................................       574,600
   4,500   CPB Inc. ..........................................................................................        76,500
   4,100   First Citizens Bancshares, Inc. ...................................................................       361,825
   9,396   HUBCO Inc. ........................................................................................       304,195
   3,100   Independent Bancshares Inc. New....................................................................        33,325
   5,700   U.S. Bancorp. Inc. ................................................................................       102,600
                                                                                                                ------------
                                                                                                                   1,528,733
                                                                                                                ------------
BUILDING AND CONSTRUCTION PRODUCTS--
  MISCELLANEOUS--0.03%
   4,300   Kevco Inc.*........................................................................................        37,625
   3,000   Meadow Valley Corp.*...............................................................................        16,313
                                                                                                                ------------
                                                                                                                      53,938
                                                                                                                ------------
CHEMICALS--4.60%
  11,865   Aceto Corp. .......................................................................................       146,829
   4,100   American Biltrite Inc. ............................................................................       104,550
   3,300   American Vanguard Corp. ...........................................................................        25,988
   6,500   Ameron, Inc. ......................................................................................       250,656
   1,300   Atlantis Plastics Inc.*............................................................................        11,375
  14,500   Bairnco Corp. .....................................................................................        94,250
  12,200   Congoleum Corp.*...................................................................................       100,650
  39,700   Dexter Corp. ......................................................................................     1,163,706
 133,400   Ethyl Corp. .......................................................................................       850,425
  43,200   Foamex International Inc.*.........................................................................       502,200
  12,600   Furon Co. .........................................................................................       164,587
  31,800   Gencorp Inc. ......................................................................................       743,325
  32,400   General Chemical Group Inc. .......................................................................       520,425
  55,700   Georgia Gulf Corp. ................................................................................       866,831
  85,900   Hanna M.A. Co. ....................................................................................       950,269
   8,100   Lydall Inc.*.......................................................................................        88,088
   4,800   Maxco Inc.*........................................................................................        39,600
  12,000   Quaker Chemical....................................................................................       190,500
   4,900   Raven Industies Inc. ..............................................................................        78,400
  40,400   Schulman A Inc. ...................................................................................       701,950
  15,700   Stepan Chemical Co. ...............................................................................       397,406
   9,800   Sybron Chemicals Inc.*.............................................................................       126,175
   1,100   Uniflex Inc.*......................................................................................         7,288
  55,200   Wellman Inc. ......................................................................................       520,950
                                                                                                                ------------
                                                                                                                   8,646,423
                                                                                                                ------------
COMPUTER--BUSINESS SERVICES--0.01%
   3,000   Ontrack Data International Inc.*...................................................................        17,250
                                                                                                                ------------
COMPUTER HARDWARE--1.18%
  10,800   Alphanet Solutions Inc.*...........................................................................        47,925
  19,000   Amplicon Inc. .....................................................................................       287,375
  37,100   Banctec, Inc.*.....................................................................................       482,300

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE SMALL/MEDIUM COMPANY VALUE EQUITY INVESTMENTS

NUMBER OF
 SHARES                                                                                                            VALUE
---------                                                                                                       ------------

COMMON STOCKS--(CONTINUED)
COMPUTER HARDWARE--(CONCLUDED)

  79,800   Compucom Systems Inc.*.............................................................................  $    319,200
   9,000   Dataram Corp.*.....................................................................................        81,562
   6,900   En Pointe Technologies Inc.*.......................................................................        58,650
   7,300   Gradco Systems Inc.*...............................................................................        18,250
  17,000   HMT Technology Corp.*(1)...........................................................................       183,812
   8,400   Kentek Information Systems Inc. ...................................................................        51,450
   4,300   McRae Industries Inc. .............................................................................        25,800
  48,900   MTI Technology Corp.*..............................................................................       273,534
   8,900   PSC Inc.*..........................................................................................        74,538
   1,700   Savoir Technology Group Inc.*......................................................................        19,550
   7,900   Scan Optics Inc.*..................................................................................        34,563
  16,800   SED International Holdings Inc.*...................................................................        78,750
  20,400   STB Systems Inc.*..................................................................................       153,000
   6,700   Transact Technologies Inc.*........................................................................        20,100
                                                                                                                ------------
                                                                                                                   2,210,359
                                                                                                                ------------
COMPUTER SOFTWARE--0.31%
   2,200   CFI Proservices Inc.*..............................................................................        28,875
   5,600   Elcom International Inc.*..........................................................................         9,800
  21,900   MacNeal Schwendler Corp.*..........................................................................       142,350
  32,700   Veritas DGC Inc.*..................................................................................       406,706
                                                                                                                ------------
                                                                                                                     587,731
                                                                                                                ------------
CONSTRUCTION--0.12%
  44,900   Halter Marine Group Inc.*..........................................................................       230,113
                                                                                                                ------------
CONSUMER DURABLES--1.49%
  13,200   Chromcraft Revington Inc. *........................................................................       212,850
   1,800   CHS Electronics Inc.*..............................................................................        26,888
   5,500   Flexsteel Industries Inc. .........................................................................        67,375
  12,500   Home Products International Inc.*..................................................................       132,812
   8,500   Middleby Corp.*....................................................................................        48,344
  29,600   Mikasa Inc. .......................................................................................       336,700
  24,600   O'Sullivan Industries*.............................................................................       313,650
   2,100   Pulaski Furniture Corp. ...........................................................................        45,150
  16,200   Rival Co. .........................................................................................       218,700
  13,700   Shelby Williams Industries Inc. ...................................................................       181,525
  10,200   Stanley Furniture Co., Inc.*.......................................................................       224,400
   4,300   Tab Products Co. ..................................................................................        24,725
  20,500   Toro Co. ..........................................................................................       712,375
   6,171   Virco Manufacturing Corp. .........................................................................       109,535
   4,800   Winsloew Furniture Inc.*...........................................................................       136,200
                                                                                                                ------------
                                                                                                                   2,791,229
                                                                                                                ------------
DEFENSE/AEROSPACE--1.46%
  23,000   Alliant Techsystems Inc.*..........................................................................     2,018,250
   8,200   Allied Research Corp.*.............................................................................        58,425
   4,900   Curtiss Wright Corp. ..............................................................................       183,137
  11,800   Edo Corp. .........................................................................................        93,663
   2,100   First Aviation Services Inc.*......................................................................         9,450
  15,900   GRC International Inc.*............................................................................       126,206
   6,200   Herley Industries Inc.*............................................................................        87,575
   5,700   Safety Components International Inc.*..............................................................        55,219
   6,000   Sifco Industries Inc. .............................................................................        68,250
   3,800   Spacehab Inc.*.....................................................................................        39,900
                                                                                                                ------------
                                                                                                                   2,740,075
                                                                                                                ------------
NUMBER OF
 SHARES                                                                                                            VALUE
---------                                                                                                       ------------

DIVERSIFIED INDUSTRIALS--0.11%
  18,700   Esco Electronics Corp.*............................................................................  $    205,700
                                                                                                                ------------
DIVERSIFIED RETAIL--0.48%
  16,900   Ames Department Stores Inc.*.......................................................................       519,675
  23,700   Bon Ton Stores Inc.*...............................................................................       186,637
   1,800   Pamida Holdings Corp.*.............................................................................         6,525
  18,000   RDO Equipment Co.*.................................................................................       153,000
   8,700   Specialty Catalog Corp.*...........................................................................        32,625
                                                                                                                ------------
                                                                                                                     898,462
                                                                                                                ------------
DRUGS & MEDICINE--0.62%
  75,599   Herbalife International Inc. ......................................................................     1,089,561
   8,900   Natural Alternatives International Inc.*...........................................................        81,212
                                                                                                                ------------
                                                                                                                   1,170,773
                                                                                                                ------------
ELECTRIC UTILITIES--3.00%
  35,100   Cleco Corp. .......................................................................................     1,105,650
   9,500   Cogeneration Corp. America*........................................................................        87,875
  34,700   Commonwealth Energy Systems........................................................................     1,361,975
  82,700   El Paso Electric Co.*..............................................................................       671,938
   1,000   Florida Public Utilities Co. ......................................................................        17,250
  71,400   Public Service Co. ................................................................................     1,343,212
  10,900   Saint Joseph Light & Power Co. ....................................................................       191,431
  21,200   TNP Enterprises Inc. ..............................................................................       753,925
   5,000   Unisource Energy Corp.*............................................................................        57,188
     900   United Illuminating Co. ...........................................................................        43,650
                                                                                                                ------------
                                                                                                                   5,634,094
                                                                                                                ------------
ELECTRICAL EQUIPMENT--2.38%
   9,000   Acme Electric Corp.*...............................................................................        44,437
   2,600   Airport Systems International Inc.*................................................................         6,988
   1,500   American Technical Ceramics*.......................................................................         9,938
  74,300   Ampex Corp.*.......................................................................................       329,706
   9,800   Bel Fuse Inc. .....................................................................................       370,175
  45,900   Belden, Inc. ......................................................................................       920,869
  19,500   Cherry Corp.*......................................................................................       263,250
  10,700   Cobra Electronics Corp.*...........................................................................        45,475
   5,100   Cognitronics Corp.*................................................................................        44,625
  11,100   CTS Corp. .........................................................................................       527,944
  19,100   Davox Corp.*.......................................................................................       164,737
   2,500   Instron Corp. .....................................................................................        42,813
   2,600   Keithley Instrs Inc. ..............................................................................        20,800
  21,100   Louisiana Barge Inc.*..............................................................................        67,256
   3,000   Moore Products Co.*................................................................................        68,250
   1,300   Napco Security Systems Inc.*.......................................................................         5,281
   2,200   Nortech Systems Inc.*..............................................................................         8,800
   6,200   O. I. Corp.*.......................................................................................        38,750
  13,500   Park Electrochemical Corp. ........................................................................       404,156
  38,400   Pioneer Standard Electronics, Inc. ................................................................       343,200
   8,200   Reliability Inc.*..................................................................................        40,488
   6,500   RF Monolithics Inc.*...............................................................................        72,312
  10,700   Sparton Corp.*.....................................................................................        79,581
   8,600   Spectrum Control Inc.*.............................................................................        33,863
   4,300   Speizman Industries Inc.*..........................................................................        20,156
   9,000   T B Woods Corp. ...................................................................................       106,875
   9,300   Tech Sym Corp.*....................................................................................       243,544
   7,000   Vertex Communications Corp.*.......................................................................       122,500

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE SMALL/MEDIUM COMPANY VALUE EQUITY INVESTMENTS

NUMBER OF
 SHARES                                                                                                            VALUE
---------                                                                                                       ------------

COMMON STOCKS--(CONTINUED)
ELECTRICAL EQUIPMENT--(CONCLUDED)

   4,800   Video Display Corp.*...............................................................................  $     33,000
                                                                                                                ------------
                                                                                                                   4,479,769
                                                                                                                ------------
ELECTRICAL POWER--1.23%
   3,500   Aztec Manufacturing Co. ...........................................................................        31,500
  34,500   Calpine Corp.*.....................................................................................     1,276,500
  15,100   Carbide/Graphite Group Inc.*.......................................................................       184,031
  12,400   Hughes Supply Inc. ................................................................................       314,650
   4,500   SL Industries Inc. ................................................................................        59,063
  16,600   UCAR International Inc.*...........................................................................       306,062
  12,300   Woodhead Industries................................................................................       136,069
                                                                                                                ------------
                                                                                                                   2,307,875
                                                                                                                ------------
ELECTRONIC COMPONENTS--0.48%
   7,100   Axsys Technologies Inc.*...........................................................................       134,900
  16,200   CP Clare Corp.*....................................................................................       107,325
  63,500   General Semiconductor Inc.*........................................................................       523,875
   7,200   Orbit International Corp.*.........................................................................        14,400
   7,100   Recoton Corp.*.....................................................................................       129,575
                                                                                                                ------------
                                                                                                                     910,075
                                                                                                                ------------
ENERGY RESERVES & PRODUCTION--0.12%
   2,700   Prima Energy Corp.*................................................................................        39,488
  29,400   Swift Energy Co.*..................................................................................       180,075
     844   Wilshire Oil Co.*..................................................................................         3,587
                                                                                                                ------------
                                                                                                                     223,150
                                                                                                                ------------
ENERGY SOURCES--0.04%
  16,900   York Research Corp.*...............................................................................        75,522
                                                                                                                ------------
ENTERTAINMENT--0.21%
   5,800   Funco Inc.*........................................................................................        77,575
  31,000   Isle Capri Casinos Inc.*...........................................................................       122,063
  18,225   Lakes Gaming Inc.*(1)..............................................................................       176,555
   9,000   Rentrak Corp.*.....................................................................................        24,750
                                                                                                                ------------
                                                                                                                     400,943
                                                                                                                ------------
ENVIRONMENTAL SERVICES--0.21%
   7,100   Exponent Inc.*.....................................................................................        43,488
   9,600   Layne Christensen Co.*.............................................................................        66,000
   7,400   MFRI Inc.*.........................................................................................        42,550
  16,200   Schnitzer Steel Industries Inc. ...................................................................       232,875
                                                                                                                ------------
                                                                                                                     384,913
                                                                                                                ------------
FINANCIAL SERVICES--2.45%
  45,000   Advanta Corp.(1) ..................................................................................       617,344
  62,400   Amresco Inc.*......................................................................................       717,600
  69,200   Arcadia Financial Ltd.*(1).........................................................................       315,725
  36,300   Bluegreen Corp.*...................................................................................       231,412
   1,000   Caribiner International Inc.*......................................................................         9,188
   7,650   Dain Rauscher Corp. ...............................................................................       236,194
   3,800   Dewolfe Companies Inc.*............................................................................        28,025
  10,500   Ezcorp Inc. .......................................................................................        89,250
   9,100   First Alliance Co.*................................................................................        29,433
  12,800   Firstcity Financial Corp.*.........................................................................       187,200
   8,400   FTI Consulting Inc.*...............................................................................        25,725
   4,500   Gallagher Arthur J & Co. ..........................................................................       225,000
NUMBER OF
 SHARES                                                                                                            VALUE
---------                                                                                                       ------------

FINANCIAL SERVICES--(CONCLUDED)

   3,000   Jwgenesis Financial Corp.*.........................................................................  $     21,000
   9,200   Kaye Group Inc. ...................................................................................        69,000
   8,700   Main St. & Main Inc.*..............................................................................        28,819
   4,200   Pacific Crest Capital Inc.*........................................................................        61,950
   5,300   Refac Technology Development Corp.*................................................................        36,437
  30,550   Resource Bank Shares Mortgage Group Inc. ..........................................................       454,431
   6,600   Strattec Security Corp.*...........................................................................       212,025
  17,400   Student Loan Corp. ................................................................................       728,625
  30,500   United Companies Financial Corp.*(1)...............................................................        80,062
   1,300   WFS Financial Inc.*................................................................................         7,800
  30,400   World Acceptance Corp.*............................................................................       182,400
                                                                                                                ------------
                                                                                                                   4,594,645
                                                                                                                ------------
FOOD RETAIL--0.41%
  17,700   Eagle Food Centers Inc.*...........................................................................        61,950
  36,800   M & F Worldwide Corp.*.............................................................................       347,300
   8,700   Marsh Supermarkets Inc.*...........................................................................       117,450
   3,650   Schultz Sav O Stores Inc. .........................................................................        60,225
   7,500   Seaway Food Town Inc. .............................................................................       114,375
   8,200   Western Beef, Inc.*................................................................................        59,450
                                                                                                                ------------
                                                                                                                     760,750
                                                                                                                ------------
FOREST PRODUCTS, PAPER--2.84%
  18,200   ABT Building Products Corp.*.......................................................................       269,587
   9,300   BCT International Inc.*............................................................................        26,156
 113,100   Boise Cascade Office Products Corp.*...............................................................     1,703,569
  15,400   Caraustar Industries Inc. .........................................................................       435,050
  12,250   Fibermark Inc.*....................................................................................       147,000
  44,800   Glatfelter PH Co. .................................................................................       509,600
   1,000   Quipp Inc.*........................................................................................        17,500
  20,890   Republic Group Inc. ...............................................................................       409,966
  61,800   Rock-Tennessee Co. ................................................................................     1,112,400
  27,700   Schweitzer Mauduit International Inc. .............................................................       380,875
  13,100   Shorewood Packaging Corp.*.........................................................................       260,363
   4,480   Wausau Mosinee Paper Corp. ........................................................................        70,840
                                                                                                                ------------
                                                                                                                   5,342,906
                                                                                                                ------------
FREIGHT, AIR, SEA & LAND--3.25%
  34,800   Arkansas Best Corp.*...............................................................................       293,625
  25,700   Arnold Industries Inc.*............................................................................       388,712
   7,300   Boyd Brothers Transportation Inc.*.................................................................        52,925
   2,500   Circle International Group Inc. ...................................................................        42,969
   8,300   Consolidated Delivery & Logistics Inc.*............................................................        25,938
  33,300   Consolidated Freightways Corp. ....................................................................       532,800
   1,000   Dynamex Inc.*......................................................................................         4,000
   9,400   Forward Air Corp.*.................................................................................       214,437
   9,400   Genesee & Wyoming Inc.*............................................................................       128,075
  27,200   Hvide Marine Inc.*.................................................................................       156,400
  17,200   Kitty Hawk Inc.*...................................................................................       182,750
   8,800   Landstar Systems Inc.*.............................................................................       367,400
   9,600   Old Dominion Freight Lines Inc.*...................................................................       105,600
  12,800   PAM Transportation Services Inc.*..................................................................       118,400
  36,500   Roadway Express Inc. Delaware......................................................................       604,531
   8,900   Smithway Motor Xpress Corp.*.......................................................................        76,763
  10,500   Transport Corp. of America*........................................................................       144,375
  35,900   Trico Marine Services Inc.*........................................................................       166,038

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE SMALL/MEDIUM COMPANY VALUE EQUITY INVESTMENTS

NUMBER OF
 SHARES                                                                                                            VALUE
---------                                                                                                       ------------

COMMON STOCKS--(CONTINUED)
FREIGHT, AIR, SEA & LAND--(CONCLUDED)

  41,000   U.S. Freightways Corp. ............................................................................  $  1,429,875
  18,900   US Xpress Enterprises Inc.*........................................................................       316,575
   1,700   Usa Truck Inc.*....................................................................................        19,975
  41,100   Yellow Corp.*......................................................................................       737,231
                                                                                                                ------------
                                                                                                                   6,109,394
                                                                                                                ------------
GAS UTILITY--0.87%
   5,800   Aquarion Co. ......................................................................................       223,662
   3,600   Connecticut Water Service Inc. ....................................................................        93,600
  12,427   CTG Resources Inc. ................................................................................       281,161
   4,600   Energen Corp. .....................................................................................        78,488
   4,800   Energynorth Inc. ..................................................................................       138,900
   5,550   Energysouth Inc. ..................................................................................       122,100
  14,400   Northwest Natural Gas Co. .........................................................................       338,400
   9,100   Providence Energy Corp. ...........................................................................       185,981
   1,300   Roanoke Gas Co. ...................................................................................        25,513
   2,400   SJW Corp. .........................................................................................       144,000
                                                                                                                ------------
                                                                                                                   1,631,805
                                                                                                                ------------
HEALTH & PERSONAL CARE--0.36%
   7,400   Comprehensive Care Corp.*..........................................................................        23,588
   5,400   Hawaii Tech Pharmacal Co. Inc. ....................................................................        22,950
  76,000   Pharmerica Inc.*...................................................................................       551,000
   6,200   Styling Technology Corp.*..........................................................................        85,250
                                                                                                                ------------
                                                                                                                     682,788
                                                                                                                ------------
HEALTHCARE COST CONTAINMENT--0.05%
  12,700   Sheridan Healthcare Inc.*..........................................................................        90,488
                                                                                                                ------------
HEAVY MACHINERY--1.67%
  92,500   Agco Corp. ........................................................................................       682,187
  12,600   Alamo Group Inc. ..................................................................................       151,200
  21,150   Allied Products Corp. .............................................................................       137,475
  21,000   Cascade Corp. .....................................................................................       311,063
  23,600   Columbus Mckinnon Corporation......................................................................       533,950
   4,200   Foilmark Inc.*.....................................................................................         7,875
  11,400   Gehl Co.*..........................................................................................       190,950
   4,200   Gencor Industries Inc. ............................................................................        27,825
  16,400   Gradall Inds Inc.*.................................................................................       235,750
   7,600   NACCO Industries Inc. .............................................................................       643,625
   7,600   Printware Inc.*....................................................................................        24,700
   1,300   Richton International Corp.*.......................................................................        11,375
   4,600   Tennant Co. .......................................................................................       170,200
   4,000   Western Power & Equipment Corp.*...................................................................        15,000
                                                                                                                ------------
                                                                                                                   3,143,175
                                                                                                                ------------
HOTELS--1.10%
  23,000   Ameristar Casinos Inc.*............................................................................        80,500
   5,600   Black Hawk Gaming & Development Inc.*..............................................................        46,200
  68,700   Boyd Gaming Corp.*.................................................................................       240,450
   4,400   NPC International Inc.*............................................................................        57,750
  72,900   Park Place Entertainment Corp.*....................................................................       496,631
   6,784   Playcore Inc.*.....................................................................................        30,528
  90,700   Prime Hospitality Corp.*...........................................................................       946,681
  14,200   Sholodge, Inc.*....................................................................................        97,625
   6,900   Supertel Hospitality*..............................................................................        68,138
                                                                                                                ------------
                                                                                                                   2,064,503
                                                                                                                ------------
NUMBER OF
 SHARES                                                                                                            VALUE
---------                                                                                                       ------------

HOUSEHOLD PRODUCTS--0.81%
   7,100   Align Rite International Inc.*.....................................................................  $     95,850
  21,500   American Safety Razor Co.*.........................................................................       236,500
  11,600   CCA Industries Inc.*...............................................................................        15,588
  12,300   CPAC Inc.*.........................................................................................        58,425
   6,000   Dixon Ticonderoga Co.*.............................................................................        55,500
  25,900   Ekco Group Inc.*...................................................................................        95,506
  24,500   French Fragrances Inc.*(1).........................................................................       195,234
   4,500   Jason Inc.*........................................................................................        37,125
  11,400   Jean Phillippe Fragrances Inc.*....................................................................        76,238
   7,300   Libbey Inc. .......................................................................................       182,956
  20,200   Lifetime Hoan Corp. ...............................................................................       212,100
   7,800   Stephan Co. .......................................................................................        83,362
  28,000   Windmere Durable Holdings Inc.*....................................................................       182,000
                                                                                                                ------------
                                                                                                                   1,526,384
                                                                                                                ------------
HUMAN RESOURCES--0.32%
   9,100   Lai Worldwide Inc.*................................................................................        55,738
  11,900   Remedytemp*........................................................................................       217,175
  19,400   SOS Staffing Services Inc.*........................................................................       207,337
  15,900   Westaff Inc.*......................................................................................       127,200
                                                                                                                ------------
                                                                                                                     607,450
                                                                                                                ------------
INDUSTRIAL PARTS--6.14%
  13,186   Albany International Corp. ........................................................................       276,906
   5,200   Amistar Corp.*.....................................................................................        13,000
  16,500   Ampco Pittsburgh Corp. ............................................................................       169,125
  34,000   Aviall Inc.*.......................................................................................       408,000
  16,600   Baldwin Technology Inc.*...........................................................................        94,413
  32,800   Barnes Group Inc. .................................................................................       740,050
   6,600   Bridgeport Machines Inc.*..........................................................................        41,250
     500   Chicago Rivet Machine Co. .........................................................................        13,250
  22,500   Commercial Intertech Corp. ........................................................................       317,812
  18,100   DT Industries Inc. ................................................................................       244,350
   1,800   Durakon Industries Inc.*...........................................................................        22,950
  16,600   Esterline Technologies Corp.*......................................................................       314,362
   8,250   Farr Co.*..........................................................................................        81,469
   7,000   Farrel Corp. ......................................................................................        21,000
  17,000   Genlyte Group Inc.*................................................................................       304,937
   9,600   Gleason Corp. .....................................................................................       162,600
  35,400   Global Industrial Technologies Inc.*...............................................................       380,550
   7,600   Gorman Rupp Co. ...................................................................................       126,350
   1,700   Graham Corp.*......................................................................................        15,938
  17,450   Hardinge Brothers Inc. ............................................................................       280,291
  65,600   Hexcel Corp. New*..................................................................................       606,800
  11,500   Hirsch International Group*........................................................................        44,563
  10,700   Hurco Co. Inc.*....................................................................................        45,809
  17,400   Intevac Inc.*......................................................................................       152,250
   4,200   K Tron International Inc.*.........................................................................        74,025
   6,100   Kaman Corp. .......................................................................................        88,831
  46,900   Kennametal Inc. ...................................................................................     1,090,425
  14,200   Lawson Products Inc. ..............................................................................       308,850
  11,300   Lufkin Inds Inc. ..................................................................................       210,463
  55,900   Magnetek Inc.*.....................................................................................       649,837
   7,600   Mestek, Inc.*......................................................................................       157,700
   4,200   Nortek, Inc.*......................................................................................       116,550
   2,500   P & F Industries Inc.*.............................................................................        24,531
   1,000   Peerless Manufacturing Co. ........................................................................        10,875
   3,300   Penn Engineering Manufacturing Corp. ..............................................................        67,238
  17,000   Powell Industries Inc.*............................................................................       182,750

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE SMALL/MEDIUM COMPANY VALUE EQUITY INVESTMENTS

NUMBER OF
 SHARES                                                                                                            VALUE
---------                                                                                                       ------------

COMMON STOCKS--(CONTINUED)
INDUSTRIAL PARTS--(CONCLUDED)

  26,100   Quanex Corp. ......................................................................................  $    517,106
   4,600   Scotsman Industries, Inc. .........................................................................        85,963
  21,700   Shaw Group Inc.*...................................................................................       332,281
  24,900   Specialty Equipment Cos Inc.*......................................................................       698,756
  20,800   Standex International Corp. .......................................................................       540,800
  11,000   Starrett LS Co. ...................................................................................       332,750
   6,600   Summa Industries Inc.*.............................................................................        61,875
  10,700   Transtechnology Corp. .............................................................................       196,613
  11,200   Trident International Inc.*........................................................................       184,100
   4,200   Twin Discount, Inc. ...............................................................................        81,375
  44,300   Watts Industries Inc. .............................................................................       647,887
                                                                                                                ------------
                                                                                                                  11,539,606
                                                                                                                ------------
INDUSTRIAL SERVICES/SUPPLIES--2.18%
  33,700   Applied Industrial Technologies Inc. ..............................................................       448,631
  27,600   C D I Corp.*.......................................................................................       596,850
  59,700   Flowserve Corp. ...................................................................................     1,003,706
  17,850   Healthcare Services Group Inc.*....................................................................       203,044
  44,050   Interpool Inc. ....................................................................................       699,294
   3,700   Leasing Solutions Inc.*(1).........................................................................        15,956
   7,900   McGrath Rentcorp. .................................................................................       152,569
  14,600   Mitcham Industries Inc.*...........................................................................        59,312
  13,335   Monro Muffler Brake Inc.*..........................................................................       106,680
  12,800   PLM International Inc.*............................................................................        76,800
  13,100   Sunrise Leasing Corp.*.............................................................................        44,213
  50,300   Superior Energy Services Inc.*.....................................................................       125,750
   8,400   Superior Surgical Manufacturing Inc. ..............................................................       127,575
  44,100   Swisher International Group Inc.*..................................................................       399,656
  10,746   Travel Ports America Inc.*.........................................................................        37,611
     680   Zimmerman Sign Co.*................................................................................         2,423
                                                                                                                ------------
                                                                                                                   4,100,070
                                                                                                                ------------
INFORMATION & COMPUTER SERVICES--0.51%
   7,400   American Physicians Service Group*.................................................................        37,000
  31,000   Dames & Moore Inc. ................................................................................       383,625
  35,400   RTI International Metals Inc.*.....................................................................       438,075
   1,000   Transport Lux Corp. ...............................................................................         9,062
     600   Unidigital Inc.*...................................................................................         2,625
   2,300   Value Line Inc. ...................................................................................        89,125
                                                                                                                ------------
                                                                                                                     959,512
                                                                                                                ------------
INSTRUMENTS--SCIENTIFIC--0.05%
  11,100   Metrika Systems Corp.*.............................................................................        94,350
                                                                                                                ------------
LEISURE--2.41%
  47,100   Arctic Cat Inc. ...................................................................................       426,844
   7,950   Boston Acoustics Inc. .............................................................................       186,825
  14,900   Cannondale Corp.*..................................................................................       109,887
   9,700   Compdent Corp.*....................................................................................       126,100
   5,900   Concord Camera Corp.*..............................................................................        29,131
  24,100   Department 56 Inc.*................................................................................       762,162
   6,000   Ellett Brothers Inc. ..............................................................................        30,000
   5,000   Equity Marketing Inc.*.............................................................................        39,063
   3,800   First Commonwealth Inc.*...........................................................................        44,175
   3,000   Fountain Power Boat Inds Inc.* ....................................................................        21,000
  20,000   Go Video Inc.*.....................................................................................        57,500
   5,100   Harman International Industries Inc. ..............................................................       214,200
   3,700   ILX Inc.*..........................................................................................         8,094
   6,300   Inland Entertainment Corp.*........................................................................        24,019
NUMBER OF
 SHARES                                                                                                            VALUE
---------                                                                                                       ------------

LEISURE--(CONCLUDED)

   5,400   Koss Corp.*........................................................................................  $     61,425
  67,600   Midway Games Inc.*.................................................................................       540,800
  11,100   Play By Play Toys & Novelties*.....................................................................        79,087
  41,600   Polaris Industries Inc. ...........................................................................     1,367,600
  27,500   Quintel Entertainment Inc.*........................................................................        56,719
   9,900   Russ Berrie & Company Inc. ........................................................................       238,837
  14,700   Seattle Filmworks Inc.*............................................................................        56,963
   6,500   Sportsmans Guide Inc.*.............................................................................        45,094
                                                                                                                ------------
                                                                                                                   4,525,525
                                                                                                                ------------
LIFE INSURANCE--1.98%
  39,600   American Annuity Group Inc. .......................................................................       920,700
  61,724   Amerus Life Holdings Inc. .........................................................................     1,215,191
   2,812   Cotton States Life Insurance Co. ..................................................................        36,029
   7,053   Delphi Financial Group, Inc.*......................................................................       353,532
   5,800   Independence Holding Co. New.......................................................................        73,950
   5,400   National Western Life Insurance Co.*...............................................................       666,900
  21,200   Presidential Life Corp. ...........................................................................       394,850
  10,000   Standard Management Corp.*.........................................................................        67,500
                                                                                                                ------------
                                                                                                                   3,728,652
                                                                                                                ------------
LONG DISTANCE & PHONE COMPANIES--0.01%
   2,900   Hector Communications Corp.*.......................................................................        26,463
                                                                                                                ------------
MACHINERY & ENGINEERING SERVICES--0.03%
  20,600   Iteq Inc.*.........................................................................................        46,350
                                                                                                                ------------
MANUFACTURING--GENERAL--1.05%
   9,100   Alltrista Corp.*...................................................................................       219,537
   1,514   Axiohm Transaction Solutions*......................................................................        13,815
   1,300   Core Matls Corp.*..................................................................................         4,713
   3,600   Featherlite Manufacturing Inc.*....................................................................        22,500
  70,000   Milacron Inc. .....................................................................................     1,369,375
  11,100   Regal Beloit Corp. ................................................................................       255,300
   3,500   Silgan Holdings Inc.*..............................................................................        81,813
                                                                                                                ------------
                                                                                                                   1,967,053
                                                                                                                ------------
MANUFACTURING--HIGH TECHNOLOGY--0.20%
  12,800   Blonder Tongue Labs Inc.*..........................................................................        78,400
  16,400   Channell Commercial Corp.*.........................................................................       139,400
   3,000   Communications Systems.............................................................................        31,875
   2,600   DSP Technology Inc.*...............................................................................        18,037
   6,200   Percon Acquisition Inc.*...........................................................................        49,600
   1,100   Thermwood Corp.*...................................................................................         6,600
  12,100   Vivid Technologiesinc*.............................................................................        53,694
                                                                                                                ------------
                                                                                                                     377,606
                                                                                                                ------------
MEDICAL PRODUCTS--0.52%
  12,500   American Dental Technologies*......................................................................        54,687
  13,000   Biosource International Inc.*......................................................................        43,063
   4,200   Lakeland Industries, Inc.*.........................................................................        26,775
   7,900   Medstone International Inc. New*...................................................................        61,225
   6,600   Mesa Labs Inc.*....................................................................................        29,700
   6,800   Selas Corp. America................................................................................        48,450
  38,100   Sola International Inc.*...........................................................................       635,794
  11,000   Utah Medical Products Inc.*........................................................................        70,812
                                                                                                                ------------
                                                                                                                     970,506
                                                                                                                ------------

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE SMALL/MEDIUM COMPANY VALUE EQUITY INVESTMENTS

NUMBER OF
 SHARES                                                                                                            VALUE
---------                                                                                                       ------------

COMMON STOCKS--(CONTINUED)

MEDICAL PROVIDERS--1.90%
  62,400   Genesis Health Ventures Inc.*......................................................................  $    514,800
   2,100   Horizon Health Corp.*..............................................................................        13,978
  80,400   Integrated Health Services, Inc.*..................................................................     1,125,600
  25,200   Mariner Post Acute Network Inc.*...................................................................       119,700
  50,300   Phymatrix Corp.*...................................................................................       113,175
  31,700   Promedco Management Co.*...........................................................................       174,350
  15,700   Raytel Medical Corp.*..............................................................................        74,575
   9,400   Rehabcare Group Inc.*..............................................................................       191,525
  15,200   Response Oncology Inc.*............................................................................        61,750
  16,400   Rural/Metro Corp.*.................................................................................       168,100
   6,000   Safeguard Health Enterprises*......................................................................        19,125
  21,900   Sierra Health Services Inc.*.......................................................................       413,363
  12,800   Specialty Care Network Inc.*.......................................................................        15,600
   6,700   Star Multi Care Services Inc.*.....................................................................        11,306
 110,600   Sun Healthcare Group Inc.*(1)......................................................................       559,912
                                                                                                                ------------
                                                                                                                   3,576,859
                                                                                                                ------------
MINING & METALS--5.98%
 191,600   Armco Inc.*........................................................................................       946,025
  14,500   Atchinson Casting Corp.*...........................................................................       141,375
  22,900   Bayou Steel Corp.*.................................................................................        88,738
   6,600   BWAY Corp.*........................................................................................        89,513
  34,600   Carpenter Technology Corp. ........................................................................     1,029,350
   5,700   Castle A M & Co. ..................................................................................        84,075
  22,400   Century Aluminum Co. ..............................................................................       187,600
  23,100   Chase Industries Inc.*.............................................................................       246,881
  30,800   Citation Corp.*....................................................................................       388,850
  21,900   Cleveland Cliffs Inc. .............................................................................       895,162
  26,900   Commercial Metals Co. .............................................................................       662,412
  11,500   Foster LB Co.*.....................................................................................        61,813
  25,800   Friedmans Industries Inc.*.........................................................................       314,437
  43,700   Intermet Corp. ....................................................................................       595,412
  79,000   Kaiser Aluminum Corp.*.............................................................................       404,875
   5,900   Kentucky Electric Steel Inc.*......................................................................        22,125
  11,700   Keystone Consolidated Industries Inc.*.............................................................       101,644
   5,500   Lindberg Corp. ....................................................................................        68,750
   6,700   Maxxam Inc.*.......................................................................................       370,175
   1,700   Metals USA Inc.*...................................................................................        16,894
  69,800   National Steel Corp. ..............................................................................       658,737
   6,300   Niagara Corporation Delaware*......................................................................        37,012
   2,000   Northern Technologies International................................................................        12,875
   8,800   Northwest Pipe Co.*................................................................................       148,500
   5,400   Oglebay Norton Co. ................................................................................       141,750
   3,500   Olympic Steel Inc.*................................................................................        25,813
   7,900   Pitt Desmoines Inc. ...............................................................................       187,625
  35,500   Pittston Co. ......................................................................................       406,031
   4,975   Riviera Tool Co.*..................................................................................        23,631
   8,850   Roanoke Electric Steel Corp. ......................................................................       133,856
  28,400   Rouge Industries Inc. .............................................................................       339,025
   2,800   Ryerson Tull Inc.*.................................................................................        26,250
  26,700   Special Metals Corp.*..............................................................................       163,538
  18,300   Steel Technologies Inc. ...........................................................................       155,550
  32,700   Texas Industries Inc. .............................................................................       866,550
  38,600   Titanium Metals Corp.(1)...........................................................................       342,575
  10,100   Universal Stainless & Alloy*.......................................................................        69,438
   6,000   Valmont Industries Inc. ...........................................................................        81,000
  13,100   Webco Industries Inc.*.............................................................................        81,875
  25,100   Wolverine Tube Inc.*...............................................................................       566,319
NUMBER OF
 SHARES                                                                                                            VALUE
---------                                                                                                       ------------

MINING & METALS--(CONCLUDED)

   6,922   Zemex Corp.*.......................................................................................  $     46,291
                                                                                                                ------------
                                                                                                                  11,230,347
                                                                                                                ------------
MOTOR VEHICLES--3.52%
  35,600   Aftermarket Technology Corp.*......................................................................       320,400
  27,800   Arvin Industries Inc. .............................................................................     1,099,837
   4,264   Autocam Corp. .....................................................................................        59,696
   7,400   Bandag Inc. .......................................................................................       290,450
  10,400   Collins Industries Inc. ...........................................................................        46,800
   6,900   Cross Continent Auto Retailers*....................................................................        72,881
  10,600   Defiance, Inc. ....................................................................................        99,375
   6,000   Edelbrock Corp.*...................................................................................        87,000
   4,100   Hilite Industries Inc. ............................................................................        39,975
  73,100   Mascotech Inc. ....................................................................................     1,155,894
  13,700   Modine Manufacturing Co. ..........................................................................       393,875
  14,850   Monaco Coach Corp.*................................................................................       430,650
   8,800   Motorcar Parts & Accesories Inc.*..................................................................        93,500
  11,300   Oshkosh Truck Corp. ...............................................................................       401,150
  14,600   R & B Inc.*........................................................................................       111,325
   7,700   Rush Enterprises Inc.*.............................................................................       100,100
  19,400   Shiloh Industries Inc.*............................................................................       283,725
  31,000   Simpson Industries, Inc. ..........................................................................       325,500
     900   SMC Corp.*.........................................................................................         4,500
  30,000   Standard Products Co. .............................................................................       579,375
   7,194   Supreme Industries, Inc.*..........................................................................        66,545
  40,700   TBC Corp.*.........................................................................................       269,637
  12,112   Varlen Corp. ......................................................................................       290,688
                                                                                                                ------------
                                                                                                                   6,622,878
                                                                                                                ------------
OIL REFINING--0.53%
   5,700   Adams Resources & Energy Inc. .....................................................................        35,625
   4,400   Castle Energy Corp. ...............................................................................        71,500
  48,500   Frontier Oil Corp.*................................................................................       272,812
   9,400   Holly Corp. .......................................................................................       145,700
   7,762   Mercury Air Group, Inc.*(1)........................................................................        61,126
  10,500   Petroleum Development Corp.*.......................................................................        33,469
  20,700   Tesoro Petroleum Corp.*............................................................................       225,112
  12,600   World Fuel Services Corp. .........................................................................       141,750
                                                                                                                ------------
                                                                                                                     987,094
                                                                                                                ------------
OIL SERVICES--3.15%
   9,200   Dawson Geophysical Co.*............................................................................        60,950
  18,100   Gulf Islands Fabrication Inc.*.....................................................................       128,963
  92,800   Marine Drilling Companies Inc.*....................................................................       684,400
  27,400   Maverick Tube Corp.*...............................................................................       159,263
  79,500   National Oilwell Inc.*.............................................................................       775,125
  33,000   Offshore Logistics Inc.*...........................................................................       321,750
 118,100   Parker Drilling Co.*...............................................................................       369,062
  33,500   Pool Energy Services Co.*..........................................................................       402,000
  86,400   Pride International Inc.*..........................................................................       550,800
  39,700   RPC Energy Services, Inc...........................................................................       267,975
  20,600   Seacor Smit Inc.*(1)...............................................................................       916,700
   1,200   TMBR / Sharp Drilling Inc.*........................................................................         4,200
  80,100   Tuboscope Inc.*....................................................................................       560,700
  97,400   Varco International Inc.*..........................................................................       712,237
                                                                                                                ------------
                                                                                                                   5,914,125
                                                                                                                ------------
OTHER INSURANCE--6.93%
  27,100   Acceptance Insurance Co.*..........................................................................       467,475

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE SMALL/MEDIUM COMPANY VALUE EQUITY INVESTMENTS

NUMBER OF
 SHARES                                                                                                            VALUE
---------                                                                                                       ------------

COMMON STOCKS--(CONTINUED)
OTHER INSURANCE--(CONCLUDED)

   1,980   Amwest Insurance Group, Inc. ......................................................................  $     27,225
  10,200   Atlantic American Corp.*...........................................................................        44,625
   5,600   Bancinsurance Corp.*...............................................................................        33,600
  48,500   Capital Re Corp. ..................................................................................       882,094
  21,700   Centris Group Inc. ................................................................................       227,850
  16,600   Chartwell Re Corp. ................................................................................       385,950
   9,333   Donegal Group Inc. ................................................................................       108,496
  13,900   EMC Insurance Group Inc. ..........................................................................       173,750
  45,783   Fidelity National Financial Inc. ..................................................................     1,218,975
  47,900   Foremost Corp. of America..........................................................................       993,925
  66,570   Frontier Insurance Group Inc. .....................................................................     1,002,711
  46,200   Harleysville Group Inc. ...........................................................................       975,975
   2,200   Investors Title Insurance Co. .....................................................................        46,750
  10,500   Landamerica Financial Group Inc. ..................................................................       524,344
     800   Midland Co. .......................................................................................        20,800
  33,700   MMI Companies Inc. ................................................................................       572,900
  11,565   Mobile America Corp. Florida.......................................................................        47,706
  29,500   NAC Reinsurance Corp. .............................................................................     1,441,812
  12,700   Navigators Group Inc.*.............................................................................       198,437
  11,100   Nymagic Inc. ......................................................................................       193,556
  15,300   Penn America Group Inc. ...........................................................................       162,562
   3,388   Professionals Insurance Co Management Group*.......................................................       101,005
  25,878   PXRE Corp. ........................................................................................       528,882
  15,875   RLI Corp. .........................................................................................       529,828
  51,900   Selective Insurance Group Inc. ....................................................................       947,175
   7,600   Stewart Information Services Corp. ................................................................       406,600
  20,150   Trenwick Group Inc. ...............................................................................       664,950
   8,500   UNICO American Healthcare Co. .....................................................................        99,875
                                                                                                                ------------
                                                                                                                  13,029,833
                                                                                                                ------------
PUBLISHING--1.69%
  58,800   Bowne & Co. Inc. ..................................................................................       904,050
   3,000   Courier Corp. .....................................................................................        68,250
   6,100   Educational Development Corp. .....................................................................        16,394
  37,300   Franklin Quest Co.*................................................................................       620,112
  25,200   Merrill Corp. .....................................................................................       406,350
   3,200   Northstar Computer Forms Inc. .....................................................................        27,200
  10,400   Primesource Corp. .................................................................................        68,900
  20,300   Scientific Games Holdings Corp.*...................................................................       350,175
  29,500   Wallace Computer Series Inc. ......................................................................       708,000
                                                                                                                ------------
                                                                                                                   3,169,431
                                                                                                                ------------
RAILROADS--0.40%
  22,100   Greenbrier Companies Inc. .........................................................................       265,200
   2,400   Providence & Worcester Railroad Co. ...............................................................        26,100
  14,200   Railtex Inc.*......................................................................................       193,475
  14,000   Westinghouse Air Brake Co. New.....................................................................       266,000
                                                                                                                ------------
                                                                                                                     750,775
                                                                                                                ------------
REAL PROPERTY--6.84%
   9,400   American Buildings Co. New*........................................................................       224,425
   5,800   Apogee Enterprises Inc. ...........................................................................        59,813
  10,500   Beazer Homes USA Inc. *(1).........................................................................       283,500
  13,200   Butler Manufacturing Co. ..........................................................................       337,425
  16,700   Cameron Ashley Building Products, Inc.*............................................................       223,362
  18,520   Cavalier Homes Inc. ...............................................................................       185,200
  38,000   Centex Construction Products Inc. .................................................................     1,417,875
  16,650   D.R. Horton Inc. ..................................................................................       351,731
NUMBER OF
 SHARES                                                                                                            VALUE
---------                                                                                                       ------------

REAL PROPERTY--(CONCLUDED)

   6,100   Dominion Homes Inc.*...............................................................................  $     67,100
  12,000   Drew Industries Inc. New*..........................................................................       151,500
  19,800   Engle Homes Inc. ..................................................................................       273,487
  27,200   Florida Rock Industries, Inc. .....................................................................       787,100
  21,300   Fortress Group Inc.*...............................................................................        46,594
  16,200   Giant Cement Holding, Inc.*........................................................................       291,600
  54,800   Griffon Corp.*.....................................................................................       578,825
  35,900   Hovnanian Enterprises Inc.*........................................................................       316,369
   5,200   International Aluminum Corp. ......................................................................       156,000
  37,800   Lone Star Industries, Inc. ........................................................................     1,389,150
  19,900   M.D.C. Holdings, Inc. .............................................................................       417,900
   7,488   MYR Group, Inc. ...................................................................................        86,112
   2,800   NCI Building Systems Inc.*.........................................................................        74,900
  15,100   NVR Inc.*..........................................................................................       673,837
  10,100   Patrick Industries Inc. ...........................................................................       148,975
   8,100   Perini Corp.*......................................................................................        43,538
  13,100   Robertson Ceco Corp.*..............................................................................       105,619
   4,800   Ryland Group Inc. .................................................................................       125,400
  15,200   Schottenstein Homes Inc. ..........................................................................       305,900
  12,700   Skyline Corp. .....................................................................................       390,525
  25,600   Southern Energy Homes Inc.*........................................................................       163,200
  59,000   Toll Brothers Inc.*................................................................................     1,357,000
  13,700   Turner Corp.*......................................................................................       237,181
  20,000   United States Home Corp.*..........................................................................       710,000
  10,400   Washington Homes Inc. New*.........................................................................        66,300
  30,900   Del Webb Corp.*....................................................................................       803,400
                                                                                                                ------------
                                                                                                                  12,850,843
                                                                                                                ------------
RENTAL AUTO/EQUIPMENT--0.65%
  55,300   Budget Group Inc.*.................................................................................       791,481
  23,000   Cort Business Services Corp.*......................................................................       431,250
                                                                                                                ------------
                                                                                                                   1,222,731
                                                                                                                ------------
RESTAURANTS--1.90%
   4,500   Arkansas Restaurants Corp.*........................................................................        45,563
   3,300   Back Bay Restrurant Group*.........................................................................        31,763
   3,500   Benihana Inc.*.....................................................................................        41,891
  14,800   Blimpie International Inc. ........................................................................        39,775
  18,000   Cooker Restaurant Corp. ...........................................................................       123,750
   8,100   ELXSI Corp.*.......................................................................................        81,000
  53,900   Landrys Seafood Rest Inc.*.........................................................................       384,037
  69,700   Lone Star Steakhouse & Saloon*.....................................................................       566,312
  41,100   Lubys Cafeterias Inc. .............................................................................       634,481
   6,900   Max & Ermas Restaurants Inc.*......................................................................        50,888
  16,200   Piccadilly Cafeterias Inc. ........................................................................       167,062
  80,000   Ryan's Family Steak Houses, Inc.*..................................................................     1,105,000
  10,000   Sbarro Inc.*.......................................................................................       268,125
  12,400   Sizzler International Inc.*........................................................................        29,450
                                                                                                                ------------
                                                                                                                   3,569,097
                                                                                                                ------------
SECURITIES & ASSET MANAGEMENT--1.21%
  37,800   Hambrecht & Quist Group Inc.*......................................................................     1,077,300
   4,000   Interstate Johnson Lane, Inc. .....................................................................       124,750
  28,050   Morgan Keegan, Inc. ...............................................................................       506,653
  16,469   Southwest Securities Group Inc. ...................................................................       476,572
   9,265   Stifel Financial Corp. ............................................................................        93,229
                                                                                                                ------------
                                                                                                                   2,278,504
                                                                                                                ------------

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE SMALL/MEDIUM COMPANY VALUE EQUITY INVESTMENTS

NUMBER OF
 SHARES                                                                                                            VALUE
---------                                                                                                       ------------

COMMON STOCKS--(CONCLUDED)

SEMICONDUCTOR--1.62%
  16,800   Cohu Inc. .........................................................................................  $    548,100
   7,800   Diodes Inc.*.......................................................................................        43,875
   9,000   Electro Scientific Industries Inc.*................................................................       372,375
  19,200   Integrated Circuit Systems Inc.*...................................................................       362,400
   2,600   Katy Industries Inc. ..............................................................................        45,825
   9,200   Marshall Industries*...............................................................................       207,575
   8,800   Microsemi Corp.*...................................................................................       112,200
  15,000   Nu Horizons Electronics Corp.*.....................................................................        78,750
   4,200   Optek Technology Inc.*.............................................................................        71,925
  37,900   Pilgrims Pride Corp. ..............................................................................       885,912
   9,200   Plasma Therm Inc.*.................................................................................        39,100
  24,900   Richardson Electronics Ltd. .......................................................................       236,550
   6,600   Semex Corp.*.......................................................................................        22,275
  11,200   Taitron Components Inc.*...........................................................................        19,600
                                                                                                                ------------
                                                                                                                   3,046,462
                                                                                                                ------------
SPECIALTY RETAIL--1.37%
   8,200   Advanced Marketing Services, Inc...................................................................       196,800
  15,800   Blair Corp. .......................................................................................       330,812
  17,500   Building Materials Holding Corp.*..................................................................       216,563
  11,100   Cole National Corp.*...............................................................................       184,538
   8,800   Duckwall Alto Stores Inc. New*.....................................................................       116,600
  14,400   Finlay Enterprises Inc.*...........................................................................       158,400
   8,295   Friedman Industries, Inc...........................................................................        40,438
   6,400   Holiday RV Superstores Inc.*.......................................................................        14,000
  29,800   Inacom Corp.*(1)...................................................................................       389,262
     400   Lands End Inc.*....................................................................................        12,950
   6,900   Piercing Pagoda Inc.*..............................................................................        67,275
  11,200   Rex Stores Corp.*..................................................................................       140,700
NUMBER OF
 SHARES                                                                                                            VALUE
---------                                                                                                       ------------

SPECIALTY RETAIL--(CONCLUDED)

  11,200   Sport Supply Group Inc.*...........................................................................  $    100,800
  19,000   Tandycrafts Inc.*..................................................................................        54,625
  47,700   United States Office Products Co.*.................................................................       277,256
   9,400   Wolohan Lumber Co. ................................................................................       121,025
  15,200   York Group Inc. ...................................................................................       152,950
                                                                                                                ------------
                                                                                                                   2,574,994
                                                                                                                ------------
THRIFT--0.56%
  59,100   Bankatlantic Bancorp Inc.(1) ......................................................................       513,431
  10,450   D & N Savings Financial Corp. .....................................................................       222,716
     500   Hawthorne Financial Corp.*.........................................................................         8,500
  15,100   Metrowest Bank.....................................................................................        96,262
   3,300   Saint Francis Capital Corp. .......................................................................       138,600
   1,600   Washington Savings Bank FSB........................................................................         6,900
   8,600   Westcorp Inc. .....................................................................................        68,263
                                                                                                                ------------
                                                                                                                   1,054,672
                                                                                                                ------------
TOBACCO--0.32%
  47,200   General Cigar Holdings Inc.*.......................................................................       424,800
  22,100   Standard Commercial Corp...........................................................................       172,656
                                                                                                                ------------
                                                                                                                     597,456
                                                                                                                ------------
WIRELESS TELECOMMUNICATIONS--0.17%
   7,300   Amerilink Corp.*...................................................................................        60,909
  86,300   Rohn Inds Inc.*....................................................................................       266,991
                                                                                                                ------------
                                                                                                                     327,900
                                                                                                                ------------
Total Common Stocks (cost--$181,764,373)......................................................................   179,030,604
                                                                                                                ------------

PRINCIPAL
 AMOUNT                                                                        MATURITY           INTEREST
  (000)                                                                          DATE               RATE
---------                                                                --------------------  --------------
REPURCHASE AGREEMENT--4.88%
$   9,177  Repurchase Agreement dated 01/29/99 with State Street
             Bank & Trust Company, collaterized by $9,066,708 U.S.
             Treasury Notes, 5.375% due 01/31/00 (value--$9,361,376);
             proceeds: $9,180,059 (cost--$9,177,000)...................        02/01/99             4.000%         9,177,000
                                                                                                                ------------
Total Investments (cost--$190,941,373)--100.15%........................                                          188,207,604
Liabilities in excess of other assets--(0.15)%.........................                                             (278,556)
                                                                                                                ------------
Net Assets--100.00%....................................................                                         $187,929,048
                                                                                                                ------------
                                                                                                                ------------

-----------------

*      Non-Income producing security
(1)    Security, or portion thereof, was on loan at January 31, 1999.

                 See accompanying notes to financial statements

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE SMALL/MEDIUM COMPANY GROWTH INVESTMENTS

PORTFOLIO OF INVESTMENTS                             JANUARY 31, 1999(UNAUDITED)

NUMBER OF
 SHARES                                                                                                            VALUE
---------                                                                                                       ------------
COMMON STOCKS--94.67%
BANKS--3.28%
 116,700   First American Corp. of Tennessee..................................................................  $  4,872,225
  85,700   Webster Financial Corp.............................................................................     2,560,288
                                                                                                                ------------
                                                                                                                   7,432,513
                                                                                                                ------------
COMPUTER HARDWARE--9.52%
  95,800   EMC Corp.*.........................................................................................    10,430,225
  94,300   Fore Systems*......................................................................................     1,585,419
  91,800   Jack Henry & Associates Inc. ......................................................................     3,522,825
 114,200   Network Appliance Inc. ............................................................................     6,052,600
                                                                                                                ------------
                                                                                                                  21,591,069
                                                                                                                ------------
COMPUTER SOFTWARE--6.48%
  38,300   Aspect Development Inc.*...........................................................................     1,105,912
  97,800   Bindview Development Corp.*........................................................................     2,420,550
  35,400   Clarify Inc.*......................................................................................       944,738
  39,800   Edwards J D & Co.*.................................................................................       808,438
  13,000   Infospace Common Inc.*.............................................................................       747,500
  18,400   Inso Corp.*........................................................................................       460,000
   5,000   Smith Gardner & Associates Inc.*...................................................................        60,000
  78,600   Softworks Inc.*....................................................................................       471,600
  91,700   Veritas Software Co.*..............................................................................     7,668,412
                                                                                                                ------------
                                                                                                                  14,687,150
                                                                                                                ------------
CONSTRUCTION--0.47%
  96,000   National Equipment Services Inc.*..................................................................     1,068,000
                                                                                                                ------------
DEFENSE/AEROSPACE--0.38%
  44,500   AAR Corp...........................................................................................       862,188
                                                                                                                ------------
DIVERSIFIED RETAIL--2.51%
 123,800   Cost Plus Inc.*....................................................................................     4,394,900
  73,000   Hibbett Sporting Goods Inc.*(1)....................................................................     1,295,750
                                                                                                                ------------
                                                                                                                   5,690,650
                                                                                                                ------------
ELECTRICAL EQUIPMENT--5.66%
 121,750   Gemstar Group Ltd.*................................................................................     7,046,281
 218,100   Mettler Toledo International Inc.*.................................................................     5,779,650
                                                                                                                ------------
                                                                                                                  12,825,931
                                                                                                                ------------
ELECTRONIC COMPONENTS--1.91%
  65,900   Teradyne Inc.*.....................................................................................     4,341,163
                                                                                                                ------------
ENTERTAINMENT--2.80%
  42,000   Tweeter Home Entertainment Group Inc.*.............................................................     1,286,250
 140,500   USA Networks, Inc.*................................................................................     5,058,000
                                                                                                                ------------
                                                                                                                   6,344,250
                                                                                                                ------------
FINANCIAL SERVICES--4.18%
  35,500   Blanch E W Holdings Inc............................................................................     2,012,406
  39,600   Doral Financial Corp...............................................................................       793,237
  49,300   Metris Companies Inc. .............................................................................     2,489,650
  91,380   Nova Corp.*........................................................................................     2,918,449
  15,200   Pacific Gateway Exchange Inc.*.....................................................................       503,500
  14,100   Policy Management Systems Corp.*...................................................................       756,994
                                                                                                                ------------
                                                                                                                   9,474,236
                                                                                                                ------------

NUMBER OF
 SHARES                                                                                                            VALUE
---------                                                                                                       ------------

FOOD RETAIL--0.30%
  77,600   Packaged Ice Inc.*.................................................................................  $    659,600
   1,600   Schultz Sav O Stores Inc...........................................................................        26,400
                                                                                                                ------------
                                                                                                                     686,000
                                                                                                                ------------
HOTELS--0.28%
  67,200   Extended Stay America Inc.*........................................................................       625,800
                                                                                                                ------------
INDUSTRIAL SERVICES/SUPPLIES--5.49%
 165,500   Comfort Systems USA Inc.*..........................................................................     2,979,000
  35,900   G & K Services Inc.*...............................................................................     1,965,525
  60,800   Intergrated Electrical Services*...................................................................     1,170,400
 135,000   Profit Recovery Group International Inc.*..........................................................     4,657,500
 195,500   Protection One Inc.*...............................................................................     1,661,750
                                                                                                                ------------
                                                                                                                  12,434,175
                                                                                                                ------------
INFORMATION & COMPUTER SERVICES--6.36%
  66,700   Answerthink Consulting Group*(1)...................................................................     1,884,275
 128,500   Snyder Communications Inc.*(1).....................................................................     5,140,000
  85,450   SPR Inc.*..........................................................................................     1,794,450
 156,100   Sun Guard Data Systems*(1).........................................................................     5,600,088
                                                                                                                ------------
                                                                                                                  14,418,813
                                                                                                                ------------
MEDIA--5.84%
 118,300   Chancellor Media Corp.*............................................................................     6,802,250
  56,100   Emmis Broadcasting Corp.*..........................................................................     2,875,125
  36,100   Metro Networks Inc.*...............................................................................     1,786,950
  46,100   TCA Cable TV Inc.*.................................................................................     1,777,731
                                                                                                                ------------
                                                                                                                  13,242,056
                                                                                                                ------------
MEDICAL PRODUCTS--1.17%
  29,700   Coulter Pharmaceutical Inc.*.......................................................................       744,356
  61,600   Renal Care Group Inc.*.............................................................................     1,909,600
                                                                                                                ------------
                                                                                                                   2,653,956
                                                                                                                ------------
MEDICAL PROVIDERS--5.50%
  78,700   Alternative Living Services Inc.*(1)...............................................................     2,193,763
 188,000   Brookdale Living Community Inc.*...................................................................     3,760,000
 125,600   Sunrise Assisted Living Inc.*(1)...................................................................     5,275,200
  38,700   Trigon Healthcare Inc.*............................................................................     1,235,981
                                                                                                                ------------
                                                                                                                  12,464,944
                                                                                                                ------------
OTHER INSURANCE--2.70%
 102,200   Ambac Financial Group Inc. ........................................................................     6,112,838
                                                                                                                ------------
PUBLISHING--2.98%
  93,300   Consolidated Graphics Inc.*........................................................................     6,764,250
                                                                                                                ------------
REAL PROPERTY--0.93%
  44,600   Resource Asset Investment Trust....................................................................       557,500
  66,900   Wilmar Industries Inc.*(1).........................................................................     1,555,425
                                                                                                                ------------
                                                                                                                   2,112,925
                                                                                                                ------------
RESTAURANTS--3.84%
 122,750   Cheesecake Factory Inc.*...........................................................................     2,792,562
  94,500   Dave & Busters Inc.*...............................................................................     2,079,000

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE SMALL/MEDIUM COMPANY GROWTH INVESTMENTS

NUMBER OF
 SHARES                                                                                                            VALUE
---------                                                                                                       ------------

COMMON STOCKS--(CONCLUDED)
RESTAURANTS--(CONCLUDED)

  57,100   Ruby Tuesday Inc. .................................................................................  $  1,138,431
 106,850   Sonic Corp.*.......................................................................................     2,697,963
                                                                                                                ------------
                                                                                                                   8,707,956
                                                                                                                ------------
SEMICONDUCTOR--7.16%
 179,400   Applied Micro Circuits Corp.*......................................................................     7,534,800
 113,900   Micrel Inc.*.......................................................................................     5,609,575
  42,100   Novellus Systems Inc.*.............................................................................     3,078,562
                                                                                                                ------------
                                                                                                                  16,222,937
                                                                                                                ------------
SPECIALTY RETAIL--8.06%
  35,800   Concepts Direct Inc.*..............................................................................       358,000
 103,350   Dollar Tree Stores Inc.*...........................................................................     4,463,428
  60,200   Just For Feet Inc.*................................................................................       903,000
 121,200   Linens 'N Things Inc.*.............................................................................     4,469,250
NUMBER OF
 SHARES                                                                                                            VALUE
---------                                                                                                       ------------

SPECIALTY RETAIL--(CONCLUDED)

  54,800   MSC Industrial Direct Inc., Class A*...............................................................  $  1,417,950
 232,575   Staples, Inc.*.....................................................................................     6,657,459
                                                                                                                ------------
                                                                                                                  18,269,087
                                                                                                                ------------
WIRELESS TELECOMMUNICATIONS--6.87%
  46,800   DSET Corp.*........................................................................................       854,100
  55,900   Genesys Telecommunications Labs Inc.*..............................................................     1,369,550
 228,800   Geotel Communications Corp.*.......................................................................     8,937,500
  80,400   Nextlink Communications Inc.*(1)...................................................................     3,552,675
  63,700   Star Telecommunications Inc.*......................................................................       851,987
                                                                                                                ------------
                                                                                                                  15,565,812
                                                                                                                ------------
Total Common Stocks (cost--$153,307,665)......................................................................   214,598,699
                                                                                                                ------------

PRINCIPAL
 AMOUNT                                                                        MATURITY           INTEREST
  (000)                                                                          DATE               RATE
---------                                                                --------------------  --------------
REPURCHASE AGREEMENT--6.02%
$  13,649  Repurchase Agreement dated 01/29/99 with State Street
             Bank & Trust Company, collateralized by $13,484,962 U.S.
             Treasury Notes, 5.375% due 01/31/00 (value--$13,923,223);
             proceeds: $13,653,550 (cost--$13,649,000).................        02/01/99             4.000%        13,649,000
                                                                                                                ------------
Total Investments (cost--$166,956,665)--100.69%........................                                          228,247,699
Liabilities in excess of other assets--(0.69)%.........................                                           (1,567,834)
                                                                                                                ------------
Net Assets--100.00%....................................................                                         $226,679,865
                                                                                                                ------------
                                                                                                                ------------

-----------------

*      Non-Income producing security
(1)    Security, or a portion of, was on loan at January 31, 1999.

                 See accompanying notes to financial statements

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE INTERNATIONAL EQUITY INVESTMENTS

PORTFOLIO OF INVESTMENTS                             JANUARY 31, 1999(UNAUDITED)

   NUMBER OF
    SHARES                                                                                                  VALUE
---------------                                                                                        ---------------
COMMON STOCKS--95.06%
AUSTRALIA--2.39%
BANKS--0.47%
        126,900    Westpac Banking Corp.(1)........................................................    $       879,068
                                                                                                       ---------------
COMPUTERS--0.58%
        200,000    Telstra Corp....................................................................          1,088,208
                                                                                                       ---------------
FINANCE--0.37%
         51,400    Lend Lease Corp.................................................................            681,564
                                                                                                       ---------------
TRANSPORTATION--0.97%
         40,000    Brambles Industries Ltd. .......................................................          1,089,543
        183,500    Mayne Nickless Ltd. ............................................................            714,155
                                                                                                       ---------------
                                                                                                             1,803,698
                                                                                                       ---------------
Total Australia Common Stocks......................................................................          4,452,538
                                                                                                       ---------------
DENMARK--0.47%
BANKS--0.47%
         10,400    Unidanmark A/S..................................................................            866,667
                                                                                                       ---------------
EGYPT--0.45%
CONSTRUCTION--0.45%
         44,000    Suez Cement Company S.A.E ADR...................................................            840,400
                                                                                                       ---------------
FINLAND--2.42%
TELECOMMUNICATIONS--2.42%
         30,800    Nokia Corp......................................................................          4,499,029
                                                                                                       ---------------
FRANCE--12.86%
BANKS--0.75%
          7,800    Societe Generale................................................................          1,400,930
                                                                                                       ---------------
BASIC INDUSTRIES--0.87%
          9,900    Air Liquide S.A.................................................................          1,621,676
                                                                                                       ---------------
CONSUMER GOODS--1.27%
          3,424    Promodes(1).....................................................................          2,362,584
                                                                                                       ---------------
ENERGY--1.38%
         23,700    Elf Aquitaine S.A...............................................................          2,570,169
                                                                                                       ---------------
FINANCE--2.65%
         34,029    AXP-UAP.........................................................................          4,943,619
                                                                                                       ---------------
FOOD STORES--1.55%
         10,251    Groupe Danone...................................................................          2,878,247
                                                                                                       ---------------
OIL & GAS--0.77%
         14,000    Total S.A. (Class B)............................................................          1,424,348
                                                                                                       ---------------
UTILITIES--3.62%
         23,059    Vivendi.........................................................................          6,747,050
                                                                                                       ---------------
Total France Common Stocks.........................................................................         23,948,623
                                                                                                       ---------------
GERMANY--12.78%
AUTOMOTIVE MANUFACTURING--0.74%
          1,944    Bayerische Motoren Werke AG(1)..................................................          1,373,785
                                                                                                       ---------------

   NUMBER OF
    SHARES                                                                                                  VALUE
---------------                                                                                        ---------------

GERMANY--(CONCLUDED)

BANKS--1.68%
         32,969    Bayerische Vereinsbank AG.......................................................    $     2,143,713
         17,500    Deutsche Bank AG................................................................            991,672
                                                                                                       ---------------
                                                                                                             3,135,385
                                                                                                       ---------------
COMPUTER BUSINESS SERVICES--1.64%
         43,000    Siemens AG......................................................................          3,057,459
                                                                                                       ---------------
COMPUTER SOFTWARE & SERVICES--0.74%
          3,500    SAP AG..........................................................................          1,380,583
                                                                                                       ---------------
ENGINEERING SERVICES--3.87%
         51,000    Mannesmann AG...................................................................          7,211,996
                                                                                                       ---------------
INSURANCE--1.99%
         10,120    Allianz AG......................................................................          3,715,763
                                                                                                       ---------------
METALS & MINING--1.57%
          5,700    Preussag AG.....................................................................          2,915,764
                                                                                                       ---------------
RETAIL--0.55%
         12,500    Metro AG........................................................................          1,015,970
                                                                                                       ---------------
Total Germany Common Stocks........................................................................         23,806,705
                                                                                                       ---------------
GREECE--0.40%
BANKS--0.40%
          6,300    Alpha Credit Bank...............................................................            736,509
                                                                                                       ---------------
HONG KONG--1.13%
FINANCE--0.17%
         46,000    Hutchison Whampoa Ltd...........................................................            326,502
                                                                                                       ---------------
REAL ESTATE--0.43%
         75,000    Cheung Kong Holdings Ltd........................................................            520,242
         65,000    Henderson Land Developement Co. Ltd.............................................            282,689
                                                                                                       ---------------
                                                                                                               802,931
                                                                                                       ---------------
UTILITIES--0.53%
        309,000    China Telecom Ltd.*.............................................................            552,298
         93,800    CLP Holdings....................................................................            426,100
                                                                                                       ---------------
                                                                                                               978,398
                                                                                                       ---------------
Total Hong Kong Common Stocks......................................................................          2,107,831
                                                                                                       ---------------
IRELAND--1.07%
BANKING--1.07%
         88,887    Bank of Ireland.................................................................          1,995,585
                                                                                                       ---------------
ISRAEL--0.09%
ELECTRONICS--0.09%
          4,000    Orbotech Ltd.*..................................................................            160,209
                                                                                                       ---------------
ITALY--6.20%
BANKS--1.17%
        134,050    IMI SPA*........................................................................          2,186,672
                                                                                                       ---------------
COMPUTERS--0.60%
        120,000    Telecom Italia SPA..............................................................          1,124,018
                                                                                                       ---------------

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE INTERNATIONAL EQUITY INVESTMENTS

   NUMBER OF
    SHARES                                                                                                  VALUE
---------------                                                                                        ---------------

COMMON STOCKS--(CONTINUED)
ITALY--(CONCLUDED)

FINANCE--1.29%
        440,962    Credito Italiano................................................................    $     2,401,052
                                                                                                       ---------------
INSURANCE--2.22%
         56,594    Assic Generali..................................................................          2,406,063
        715,933    INA.............................................................................          1,725,334
                                                                                                       ---------------
                                                                                                             4,131,397
                                                                                                       ---------------
UTILITIES--0.92%
        251,000    Telecom Italia Mobile...........................................................          1,709,092
                                                                                                       ---------------
Total Italy Common Stocks..........................................................................         11,552,231
                                                                                                       ---------------
JAPAN--16.19%
AUTO MANAFACTURER--0.92%
         46,000    Honda Motor Co. Ltd.............................................................          1,713,030
                                                                                                       ---------------
BANKS--0.46%
    102,000,000    Sanwa International Finance.....................................................            850,696
                                                                                                       ---------------
BASIC INDUSTRIES--0.77%
         59,000    Shin Etsu Chemical Company Ltd.(1)..............................................          1,439,334
                                                                                                       ---------------
CAPITAL GOODS--4.24%
         65,000    Canon Inc.......................................................................          1,409,206
        235,000    Hitachi Ltd.....................................................................          1,691,522
         10,000    Mabuchi Motor Co.(1)............................................................            698,246
          8,000    Riso Kagaku Corp.(1)............................................................            324,124
         19,000    Rohm Company Ltd................................................................          1,793,457
         27,200    Sony Corp.(1)...................................................................          1,981,294
                                                                                                       ---------------
                                                                                                             7,897,849
                                                                                                       ---------------
CHEMICALS--0.62%
         57,000    Kao Corp........................................................................          1,154,692
                                                                                                       ---------------
COMPUTERS--1.92%
         95,000    Dai Nippon Printing(1)..........................................................          1,388,087
             52    Ntt Mobile Communication*.......................................................          2,196,457
                                                                                                       ---------------
                                                                                                             3,584,544
                                                                                                       ---------------
CONSUMER DURABLES--1.84%
         18,000    Ito Yokado Company Ltd..........................................................          1,134,261
         47,000    Marui Company Ltd...............................................................            844,748
         18,000    Secom Company Ltd...............................................................          1,441,490
                                                                                                       ---------------
                                                                                                             3,420,499
                                                                                                       ---------------
CONSUMER GOODS--0.26%
         10,000    Familymart Co...................................................................            489,634
                                                                                                       ---------------
ELECTRICAL EQUIPMENT--0.92%
        130,000    Fujitsu(1)......................................................................          1,706,737
                                                                                                       ---------------
ENGINEERING--0.50%
        340,000    Kubota Corp.....................................................................            929,098
                                                                                                       ---------------
ENTERTAINMENT--0.62%
         31,000    Fuji Photo Film Company Ltd.....................................................          1,146,416
                                                                                                       ---------------
FINANCE--0.28%
         11,000    Promise Co. Ltd.................................................................            529,115
                                                                                                       ---------------
   NUMBER OF
    SHARES                                                                                                  VALUE
---------------                                                                                        ---------------

JAPAN--(CONCLUDED)

FOREST PRODUCTS--0.45%
         72,000    Toppan Printing Co..............................................................    $       845,963
                                                                                                       ---------------
HEALTHCARE--1.58%
         36,000    Taisho Pharmaceutical Co........................................................          1,011,681
         63,000    Yamanouchi Pharmaceutical Co....................................................          1,927,934
                                                                                                       ---------------
                                                                                                             2,939,615
                                                                                                       ---------------
INSURANCE--0.47%
        170,000    Mitsui Marine & Fire............................................................            879,272
                                                                                                       ---------------
TOBACCO--0.34%
             65    Japan Tobacco Inc...............................................................            633,162
                                                                                                       ---------------
Total Japan Common Stocks..........................................................................         30,159,656
                                                                                                       ---------------
NETHERLANDS--5.78%
CONSUMER GOODS--1.84%
         17,323    Wolters Kluwer NV...............................................................          3,425,409
                                                                                                       ---------------
MEDIA--2.27%
         22,024    Aegon NV........................................................................          2,420,960
         44,000    VNU NV..........................................................................          1,800,611
                                                                                                       ---------------
                                                                                                             4,221,571
                                                                                                       ---------------
RETAIL--1.67%
         80,000    Royal Ahold NV..................................................................          3,110,148
                                                                                                       ---------------
Total Netherlands Common Stocks....................................................................         10,757,128
                                                                                                       ---------------
SINGAPORE--1.48%
BANKS--0.41%
        205,000    Overseas Union Bank.............................................................            763,298
                                                                                                       ---------------
FINANCE--0.35%
         95,000    Overseas Chinese Banking Corp...................................................            651,300
                                                                                                       ---------------
REAL ESTATE--0.31%
        140,000    City Development Ltd............................................................            570,922
                                                                                                       ---------------
TRANSPORTATION--0.41%
        113,000    Singapore Airlines..............................................................            768,026
                                                                                                       ---------------
Total Singapore Common Stocks......................................................................          2,753,546
                                                                                                       ---------------
SOUTH AFRICA--0.24%
BANKS--0.24%
        550,000    Sanlam*.........................................................................            453,048
                                                                                                       ---------------
SPAIN--4.36%
BANKS--2.38%
        213,100    Banco Central Hispanormer.......................................................          2,461,173
         76,620    Argentaria Corp. BC S.A.........................................................          1,964,926
                                                                                                       ---------------
                                                                                                             4,426,099
                                                                                                       ---------------

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE INTERNATIONAL EQUITY INVESTMENTS

   NUMBER OF
    SHARES                                                                                                  VALUE
---------------                                                                                        ---------------

COMMON STOCKS--(CONCLUDED)
SPAIN--(CONCLUDED)

UTILITIES--1.98%
        100,751    Endesa S.A......................................................................    $     2,804,807
         19,380    Telefonica de Espana S.A........................................................            886,716
                                                                                                       ---------------
                                                                                                             3,691,523
                                                                                                       ---------------
Total Spain Common Stocks..........................................................................          8,117,622
                                                                                                       ---------------
SWEDEN--1.59%
HEALTHCARE--1.59%
        137,000    Astra AB........................................................................          2,963,617
                                                                                                       ---------------
SWITZERLAND--4.24%
CONSUMER DURABLES--3.08%
          3,060    Novartis AG.....................................................................          5,742,500
                                                                                                       ---------------
FOOD PRODUCTS--1.16%
          1,180    Nestle S.A......................................................................          2,163,569
                                                                                                       ---------------
Total Switzerland Common Stocks....................................................................          7,906,069
                                                                                                       ---------------
UNITED KINGDOM--19.94%
BANKS--2.29%
        137,000    Lloyds TSB Group PLC............................................................          1,785,651
         76,000    National Westminster Bank PLC...................................................          1,398,318
         60,831    Royal Bank of Scotland Group PLC................................................          1,082,185
                                                                                                       ---------------
                                                                                                             4,266,154
                                                                                                       ---------------
CONSUMER PRODUCTS--1.16%
        111,000    Vodafone Group PLC..............................................................          2,164,672
                                                                                                       ---------------
DIVERSIFIED INDUSTRIES--0.87%
        131,000    General Electric Co. PLC........................................................          1,219,143
        109,071    Wassall PLC.....................................................................            394,896
                                                                                                       ---------------
                                                                                                             1,614,039
                                                                                                       ---------------
ENGINEERING SERVICES--2.17%
        158,000    GKN PLC.........................................................................          1,950,155
         90,000    McKechnie PLC...................................................................            579,122
        102,732    Smiths Industries PLC...........................................................          1,514,832
                                                                                                       ---------------
                                                                                                             4,044,109
                                                                                                       ---------------
HOUSEHOLD PRODUCTS--0.78%
        110,600    Reckitt & Colman PLC............................................................          1,456,116
                                                                                                       ---------------
INSURANCE--0.78%
         94,500    Allied Zurich*..................................................................          1,458,765
                                                                                                       ---------------
LEISURE & ENTERTAINMENT--0.82%
        410,000    Ladbroke Group PLC*.............................................................          1,528,280
                                                                                                       ---------------
MANUFACTURING--0.91%
        171,000    Unilever PLC....................................................................          1,695,524
                                                                                                       ---------------
MEDIA--0.19%
         47,000    British Sky Broadcast...........................................................            359,668
                                                                                                       ---------------
   NUMBER OF
    SHARES                                                                                                  VALUE
---------------                                                                                        ---------------

UNITED KINGDOM--(CONCLUDED)

OIL & GAS--2.05%
        127,000    British Petroleum...............................................................    $     1,730,553
        348,000    LASMO PLC.......................................................................            607,066
        297,000    Shell Transportation & Trading Co...............................................          1,485,870
                                                                                                       ---------------
                                                                                                             3,823,489
                                                                                                       ---------------
PHARMACEUTICALS--3.30%
         80,000    Glaxo Wellcome PLC..............................................................          2,694,999
        140,000    Smithkline Beecham..............................................................          1,886,960
         34,000    Zeneca Group....................................................................          1,561,112
                                                                                                       ---------------
                                                                                                             6,143,071
                                                                                                       ---------------
REAL ESTATE--0.84%
        130,000    Land Securities PLC.............................................................          1,567,118
                                                                                                       ---------------
RETAIL--0.46%
        143,000    Marks & Spencer PLC.............................................................            849,560
                                                                                                       ---------------
TELECOMMUNICATIONS--1.24%
        159,000    Cable & Wireless PLC............................................................          2,305,281
                                                                                                       ---------------
TOBACCO--0.46%
         81,500    British America Tobacco.........................................................            844,314
                                                                                                       ---------------
TRANSPORTATION--0.39%
        318,750    NFC PLC.........................................................................            731,771
                                                                                                       ---------------
UTILITIES--1.23%
        215,000    Scottish Power PLC..............................................................          2,282,175
                                                                                                       ---------------
Total United Kingdom Common Stocks.................................................................         37,134,106
                                                                                                       ---------------
UNITED STATES--0.98%
ELECTRONICS--0.29%
             36    Synnex Technology International Corp.*..........................................            531,000
                                                                                                       ---------------
FOOD, BEVERAGE & TOBACCO--0.69%
             55    ITC Ltd.........................................................................          1,293,655
                                                                                                       ---------------
Total United States Common Stocks..................................................................          1,824,655
                                                                                                       ---------------
Total Common Stocks (cost--$150,393,499)...........................................................        177,035,774
                                                                                                       ---------------

      NUMBER OF
       WARRANTS
---------------

WARRANTS--0.00%
PHILIPPINES--0.00%
REAL ESTATE--0.00%
        780,000    Belle Corp., warrants expiring 12/31/00* (cost--$0).............................              1,722
                                                                                                       ---------------

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE INTERNATIONAL EQUITY INVESTMENTS

PRINCIPAL
  AMOUNT                                                                               MATURITY    INTEREST
  (000)                                                                                  DATE       RATE        VALUE
----------                                                                           ------------  -------   ------------
REPURCHASE AGREEMENT--5.18%
$    9,653  Repurchase Agreement dated 01/29/99 with State Street
              Bank & Trust Company, collateralized by $9,536,987 U.S.
              Treasury Notes, 5.375% due 01/31/00 (value--$9,846,939);
              proceeds: $9,656,218 (cost--$9,653,000)..............................    02/01/99    4.000%    $  9,653,000
                                                                                                             ------------
Total Investments (cost--$160,046,499)--100.24%....................................                           186,690,496
Liabilities in excess of other assets--(0.24)%.....................................                              (446,152)
                                                                                                             ------------
Net Assets--100.00%................................................................                          $186,244,344
                                                                                                             ------------
                                                                                                             ------------

-----------------

*      Non-income producing security
(1)    Security, or a portion thereof, was on loan at January 31, 1999.
ADR    American Depository Receipt

FORWARD FOREIGN CURRENCY CONTRACTS

                                                     CONTRACT TO          IN        MATURITY    UNREALIZED
                                                       DELIVER       EXCHANGE FOR     DATE     APPRECIATION
                                                    -------------   --------------  --------  --------------
Japanese Yen......................................    858,792,057    US$ 7,753,000  04/06/99     $285,085
                                                                                              --------------
                                                                                              --------------

                 See accompanying notes to financial statements

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS

PORTFOLIO OF INVESTMENTS                             JANUARY 31, 1999(UNAUDITED)

   NUMBER OF
    SHARES                                                                                             VALUE
---------------                                                                                   ---------------
COMMON STOCKS--87.92%
ARGENTINA--3.41%
ALCOHOLIC BEVERAGES--0.25%
         20,300    Quilmes Industrial Quinsa S.A. ADR.........................................    $       162,400
                                                                                                  ---------------
BANKS/RETAIL--0.08%
          7,100    Bco Hipotecario............................................................             53,270
                                                                                                  ---------------
DIVERSIFIED INDUSTRIALS--0.35%
         55,847    Perez Companc S.A. Class B.................................................            227,663
                                                                                                  ---------------
OIL & GAS--0.12%
         50,000    Gas Natural Ban Sa Class B.................................................             77,029
OIL EXPLORATION & PRODUCTION--1.60%
         56,780    Astra Cia Argentina de Petroleo S.A. ARS 10................................             69,298
         30,900    YPF Sociedad Anonima Series D ADR..........................................            984,938
                                                                                                  ---------------
                                                                                                        1,054,236
                                                                                                  ---------------
PROPERTY--0.09%
          5,872    Cresud S.A. C.I.F.Y.A. ADR.................................................             62,390
                                                                                                  ---------------
RETAILERS, GENERAL--0.08%
          7,700    Importadora & Exportadora de la Patagonia-Series B.........................             52,380
                                                                                                  ---------------
TELECOMMUNICATIONS--0.84%
         29,300    Telecom Argentina Stet-Fran Tel S.A. Class B...............................            140,400
         94,100    Telefonica de Argentina S.A................................................            233,457
          7,200    Telefonica de Argentina S.A. Class B ADR...................................            177,750
                                                                                                  ---------------
                                                                                                          551,607
                                                                                                  ---------------
Total Argentina Common Stocks.................................................................          2,240,975
                                                                                                  ---------------
BOTSWANA--0.30%
BREWERIES, PUBS, & RESTAURANTS--0.30%
        172,000    Sechaba Breweries Ltd. Ord.................................................            198,254
                                                                                                  ---------------
BRAZIL--1.11%
ELECTRICITY--0.74%
     23,770,000    Centrais Electricas Brasilieras S.A. (Electrobras).........................            293,457
      3,908,000    Companhia Paulista de Forca e Luz Com NPV..................................            192,987
                                                                                                  ---------------
                                                                                                          486,444
                                                                                                  ---------------
MEDIA--0.17%
          8,000    Aracruz Celulose S.A. ADR..................................................            114,000
                                                                                                  ---------------
TELECOMMUNICATIONS--0.20%
         11,400    Embratel Participacoes S.A. ADR............................................            130,388
                                                                                                  ---------------
Total Brazil Common Stocks....................................................................            730,832
                                                                                                  ---------------
CHILE--2.69%
BANKS/RETAIL--0.16%
          7,600    Banco Santander Chile Series A ADR.........................................            106,400
                                                                                                  ---------------

   NUMBER OF
    SHARES                                                                                             VALUE
---------------                                                                                   ---------------

CHILE--(CONCLUDED)

BREWERIES, PUBS, & RESTAURANTS--0.37%
         10,300    Compania Cervecerias Unidas S.A. ADS.......................................    $       185,400
          5,300    Embotelladora Andina Sa ADR................................................             59,294
                                                                                                  ---------------
                                                                                                          244,694
                                                                                                  ---------------
DIVERSIFIED INDUSTRIALS--0.17%
         17,000    Quinenco S.A. ADR..........................................................            110,500
                                                                                                  ---------------
ELECTRICITY--0.86%
         21,800    Chilectra ADR***...........................................................            455,075
          4,000    Enersis S.A. ADR...........................................................            108,500
                                                                                                  ---------------
                                                                                                          563,575
                                                                                                  ---------------
EXTRACTIVE INDUSTRIES--0.33%
          6,600    Sociedad Quimica Y Minera de Chile S.A. Series B ADR.......................            216,975
                                                                                                  ---------------
RETAILERS, FOOD--0.28%
         16,900    Distribucion y Servicio D&S ADS............................................            181,675
                                                                                                  ---------------
TELECOMMUNICATIONS--0.52%
         16,850    Compania de Telecomunicaciones de Chile S.A. ADR...........................            343,318
                                                                                                  ---------------
Total Chile Common Stocks.....................................................................          1,767,137
                                                                                                  ---------------
CHINA--0.31%
ELECTRICITY & GAS--0.25%
         15,800    Huaneng Power International, Inc. ADR*.....................................            167,875
                                                                                                  ---------------
LAND TRANSPORTATION--0.06%
        266,000    Qingling Motors Company (Class H)..........................................             37,074
                                                                                                  ---------------
Total China Common Stocks.....................................................................            204,949
                                                                                                  ---------------
CROATIA--0.52%
HEALTH/PERSONAL CARE--0.52%
         18,550    Pliva D.D. GDR*............................................................            344,103
                                                                                                  ---------------
CZECH REPUBLIC--0.87%
UTILITIES--0.87%
         40,050    SPT Telecom A.S. (Reg) S*..................................................            574,242
                                                                                                  ---------------
EGYPT--0.54%
OTHER FINANCIAL--0.12%
          6,160    Efg Hermes Holding S A E GDS...............................................             80,080
                                                                                                  ---------------
RETAILERS, GENERAL--0.42%
         11,360    Oriental Weavers C.........................................................            276,282
                                                                                                  ---------------
Total Egypt Common Stocks.....................................................................            356,362
                                                                                                  ---------------
GREECE--6.99%
BANKS--2.57%
          7,261    Alpha Credit Bank..........................................................            848,855
          3,040    National Bank of Greece....................................................            840,151
                                                                                                  ---------------
                                                                                                        1,689,006
                                                                                                  ---------------

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS

   NUMBER OF
    SHARES                                                                                             VALUE
---------------                                                                                   ---------------

COMMON STOCKS--(CONTINUED)
GREECE--(CONCLUDED)

BEVERAGE/TOBACCO MANUFACTURING--1.52%
         27,330    Hellenic Bottling Company S.A..............................................    $     1,002,234
                                                                                                  ---------------
FOOD/GROCERY PRODUCTS--0.56%
         11,600    Chipita....................................................................            370,110
                                                                                                  ---------------
RETAIL TRADE--0.20%
          3,890    Panafon Hellenic Telecommunications S.A....................................            133,225
                                                                                                  ---------------
UTILITIES--2.14%
         46,606    Hellenic Telecom Organization..............................................          1,404,447
                                                                                                  ---------------
Total Greece Common Stocks....................................................................          4,599,022
                                                                                                  ---------------
HONG KONG--1.60%
COMMERCE/INDUSTRIAL--0.31%
        790,000    Beijing Datang Power Generation Company Ltd. 'H' Share.....................            203,903
                                                                                                  ---------------
COMMUNICATIONS--0.43%
        159,000    China Telecom Hong Kong Ltd.*..............................................            284,192
                                                                                                  ---------------
CONSTRUCTION--0.21%
         75,000    Cheung Kong Infrastucture Holdings.........................................            138,892
                                                                                                  ---------------
FOODS--0.18%
        158,000    Ng Fung Hong Ltd...........................................................            119,283
                                                                                                  ---------------
REAL ESTATE--0.26%
        444,000    China Resources Beijing Ltd................................................             77,927
         75,000    China Resources Enterprises Ltd............................................             90,982
                                                                                                  ---------------
                                                                                                          168,909
                                                                                                  ---------------
SHIPPING--0.14%
        270,000    Cosco Pacific Ltd. Ord.....................................................             91,466
                                                                                                  ---------------
TRANSPORTATION EQUIPMENT--0.07%
        307,000    Zhejiang Expressway Co. Ltd. H Shares......................................             45,166
                                                                                                  ---------------
Total Hong Kong Common Stocks.................................................................          1,051,811
                                                                                                  ---------------
HUNGARY--2.75%
BANKS--0.80%
          9,770    OTP Bank GDR...............................................................            527,580
                                                                                                  ---------------
HEALTH/PERSONAL CARE--0.17%
          2,500    Richter Gedeon Vegyeszdi GDS...............................................            114,375
                                                                                                  ---------------
OIL--0.87%
         20,900    Magyar Olaj-Es Gazipare Reszvnytaras Ag. Series 'A'........................            571,615
                                                                                                  ---------------
UTILITIES--0.91%
         19,630    Matav RT ADS Series 'B'....................................................            598,715
                                                                                                  ---------------
Total Hungary Common Stocks...................................................................          1,812,285
                                                                                                  ---------------
INDIA--8.79%
BANKS/RETAIL--0.49%
         82,700    State Bank of India........................................................            322,703
                                                                                                  ---------------
   NUMBER OF
    SHARES                                                                                             VALUE
---------------                                                                                   ---------------

INDIA--(CONCLUDED)

BUILDING MATERIALS & MERCHANTS--0.02%
            500    Associated Cement Co.......................................................    $        12,838
                                                                                                  ---------------
ELECTRICITY--0.14%
         26,000    Bses.......................................................................             93,010
                                                                                                  ---------------
ELECTRICITY & GAS--0.32%
         28,600    BSES Ltd.*.................................................................            102,311
         52,000    Tata Power Company.........................................................            104,698
                                                                                                  ---------------
                                                                                                          207,009
                                                                                                  ---------------
ELECTRONIC & ELECTRICAL EQUIPMENT--0.66%
         72,000    Bharat Heavy Electricals Light.............................................            435,999
                                                                                                  ---------------
ENGINEERING, VEHICLES--0.16%
          9,000    Bajaj Auto Ltd.............................................................            105,907
                                                                                                  ---------------
HOUSEHOLD GOODS & TEXTILES--2.55%
         23,600    Hindustan Lever Ltd........................................................          1,077,107
        192,000    Reliance Industries Ltd....................................................            599,019
                                                                                                  ---------------
                                                                                                        1,676,126
                                                                                                  ---------------
OIL, INTEGRATED--1.25%
         53,000    Bharat Petrol Corporation Ltd..............................................            260,697
         21,000    Castrol India Ltd..........................................................            404,036
         30,000    Hindustan Petroleum Corp. Ltd..............................................            159,496
                                                                                                  ---------------
                                                                                                          824,229
                                                                                                  ---------------
PHARMACEUTICALS--0.41%
         36,000    Ranbaxy Laboratories Ltd...................................................            268,581
                                                                                                  ---------------
SUPPORT SERVICES--0.23%
          3,000    Niit.......................................................................            149,471
                                                                                                  ---------------
TELECOMMUNICATIONS--1.26%
        132,000    Mahanagar Tele Nigam.......................................................            548,318
         30,000    Mahanagar Telephone Nigam Ltd..............................................            123,064
          9,000    Videsh Sanchar Nigam Ltd...................................................            158,861
                                                                                                  ---------------
                                                                                                          830,243
                                                                                                  ---------------
TOBACCO--1.30%
         45,500    ITC Ltd....................................................................            857,743
                                                                                                  ---------------
TRANSPORTATION--0.00%
            300    Great Eastern Shipping Co..................................................                150
                                                                                                  ---------------
Total India Common Stocks.....................................................................          5,784,009
                                                                                                  ---------------
INDONESIA--1.65%
FOODS--0.89%
        133,000    H M Sampoerna..............................................................             85,420
        917,000    P.T. Indofoods Sukses Makmur...............................................            501,121
                                                                                                  ---------------
                                                                                                          586,541
                                                                                                  ---------------
MISCELLANEOUS MANUFACTURING--0.20%
        106,000    P.T. Gudang Garam..........................................................            128,992
                                                                                                  ---------------
OILS--0.18%
         13,300    P.T. Gulf Indonesia Resources Ltd..........................................            119,700
                                                                                                  ---------------

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS

   NUMBER OF
    SHARES                                                                                             VALUE
---------------                                                                                   ---------------

COMMON STOCKS--(CONTINUED)
INDONESIA--(CONCLUDED)

TELECOMMUNICATIONS--0.38%
         98,000    P.T. Indosat...............................................................    $       123,121
        347,000    P.T. Telekomunikasi Indonesia..............................................            129,025
                                                                                                  ---------------
                                                                                                          252,146
                                                                                                  ---------------
Total Indonesia Common Stocks.................................................................          1,087,379
                                                                                                  ---------------
ISRAEL--5.43%
BANKS--1.03%
        171,500    Bank Hapoalim B.M..........................................................            297,588
        267,400    BkLeumiLe-Israel B.M.......................................................            377,974
                                                                                                  ---------------
                                                                                                          675,562
                                                                                                  ---------------
ELECTRONIC & ELECTRICAL EQUIPMENT--0.49%
         14,000    Formula Systems ADR........................................................            322,000
                                                                                                  ---------------
PHARMACEUTICALS--0.77%
         11,720    Teva Pharmaceutical Industries Ltd., ADR...................................            509,087
                                                                                                  ---------------
RETAIL TRADE--0.53%
        147,340    Super-sol Ltd..............................................................            348,668
                                                                                                  ---------------
RETAILERS, FOOD--0.35%
         18,134    Blue Square-Israel Ltd ADS.................................................            231,209
                                                                                                  ---------------
TELECOMMUNICATIONS--1.59%
         24,070    ECI Telecommunications Ltd.................................................          1,044,036
                                                                                                  ---------------
UTILITIES--0.67%
        138,550    BEZEQ-Israeli Telec........................................................            442,671
                                                                                                  ---------------
Total Israel Common Stocks....................................................................          3,573,233
                                                                                                  ---------------
KOREA--13.23%
CHEMICALS--1.14%
         29,000    L.G. Chemicals.............................................................            340,596
         79,492    Samsung Heavy Industries...................................................            411,329
                                                                                                  ---------------
                                                                                                          751,925
                                                                                                  ---------------
ELECTRICAL APPLIANCES--5.54%
         42,786    L.G. Electronics...........................................................            524,356
          3,565    L.G. Information and Communications Ltd....................................            123,334
         12,016    Samsung Display Devices Co.................................................            552,225
         31,918    Samsung Electronics Co.....................................................          2,442,066
                                                                                                  ---------------
                                                                                                        3,641,981
                                                                                                  ---------------
ELECTRICITY & GAS--2.08%
         49,720    Korea Electric Power Corp..................................................          1,368,887
                                                                                                  ---------------
FINANCIAL--1.90%
         97,506    Kookmin Bank...............................................................            726,938
         87,500    Shinhan Bank...............................................................            525,000
                                                                                                  ---------------
                                                                                                        1,251,938
                                                                                                  ---------------
IRON & STEEL--1.11%
          9,450    Pohang Iron & Steel Co. Ltd................................................            578,903
   NUMBER OF
    SHARES                                                                                             VALUE
---------------                                                                                   ---------------

KOREA--(CONCLUDED)
IRON & STEEL--(CONCLUDED)

          8,000    Pohang Iron & Steel Ltd. ADR...............................................    $       150,000
                                                                                                  ---------------
                                                                                                          728,903
                                                                                                  ---------------
MISCELLANEOUS MANUFACTURING--0.18%
          7,000    Hyundai Motor Company......................................................            119,745
                                                                                                  ---------------
OIL--0.21%
         10,000    SK Corporation.............................................................            140,425
                                                                                                  ---------------
SECURITIES--0.35%
         17,000    Daewoo Securities..........................................................            230,766
                                                                                                  ---------------
TELECOMMUNICATIONS--0.72%
            626    SK Telecom Company Ltd.....................................................            472,350
                                                                                                  ---------------
Total Korea Common Stocks.....................................................................          8,706,920
                                                                                                  ---------------
MALAYSIA--0.28%
ELECTRICITY & GAS--0.15%
         79,000    Tenaga Nasional Berhad.....................................................            101,141
                                                                                                  ---------------
SERVICES--0.13%
         30,000    Resorts World Berhad.......................................................             31,776
         40,000    Tanjong PLC................................................................             50,105
                                                                                                  ---------------
                                                                                                           81,881
                                                                                                  ---------------
Total Malaysia Common Stocks..................................................................            183,022
                                                                                                  ---------------
MAURITIUS--0.32%
OTHER FINANCIAL--0.32%
        301,000    State Bank of Mauritius....................................................            209,549
                                                                                                  ---------------
MEXICO--10.51%
ALCOHOLIC BEVERAGES--0.10%
         29,400    Grupo Modelo Sa De CV......................................................             65,639
                                                                                                  ---------------
BANKS--0.21%
        122,500    Grupo Financiero Banamex Accivl Series B...................................            137,413
                                                                                                  ---------------
BREWERIES, PUBS, & RESTAURANTS--0.83%
        246,000    Fomento Economico Mexica S.A. de C.V. Series B and 4 Units Series D*.......            545,589
                                                                                                  ---------------
BUILDING MATERIALS & MERCHANTS--0.96%
        255,382    Cemex S.A. NPV (CPO).......................................................            629,330
                                                                                                  ---------------
CONSTRUCTION--0.74%
         64,000    Consorico ARA S.A. de C.V..................................................            153,297
        137,900    Grupo Industrial Saltillo, S.A. de C.V.....................................            333,026
                                                                                                  ---------------
                                                                                                          486,323
                                                                                                  ---------------
DIVERSIFIED INDUSTRIALS--0.54%
        127,600    Grupo Carso, S.A. de C.V. Series A*........................................            358,462
                                                                                                  ---------------
EXTRACTIVE INDUSTRIES--0.22%
46,900.........    Industrias Penoles.........................................................            143,312
                                                                                                  ---------------

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS

   NUMBER OF
    SHARES                                                                                             VALUE
---------------                                                                                   ---------------

COMMON STOCKS--(CONTINUED)
MEXICO--(CONCLUDED)

FOOD PRODUCERS--0.66%
        203,204    Grupo Industrial Bimbo S.A. de C.V. Series 'A' NPV.........................    $       436,653
                                                                                                  ---------------
MEDIA--0.60%
        212,700    Controladora Commercial Mexicana...........................................            127,473
         10,400    Grupo Televisa, S.A. de C.V. GDS...........................................            266,500
                                                                                                  ---------------
                                                                                                          393,973
                                                                                                  ---------------
METALS--0.22%
         20,800    Tubos de Acero de Mexico S.A. de C.V. ADR*.................................            143,000
                                                                                                  ---------------
PAPER, PACKAGING & PRINTING--0.72%
        164,750    Kimberly-Clark de Mexico S.A. de C.V.......................................            472,570
                                                                                                  ---------------
RETAILERS, GENERAL--0.83%
        493,800    Cifra S.A. de C.V. Series C*...............................................            550,019
                                                                                                  ---------------
TELECOMMUNICATIONS--3.88%
         49,900    Telefonos de Mexico, S.A. de C.V. ADR (1)..................................          2,551,138
                                                                                                  ---------------
Total Mexico Common Stocks....................................................................          6,913,421
                                                                                                  ---------------
PAKISTAN--0.31%
CHEMICALS--0.07%
         14,950    Engro Chemicals Pakistan Ord...............................................             25,786
         25,000    Fauji Fertilizer Ltd.......................................................             20,139
                                                                                                  ---------------
                                                                                                           45,925
                                                                                                  ---------------
ELECTRICITY--0.08%
        232,000    Hub Power Co. Ltd..........................................................             54,794
                                                                                                  ---------------
TELECOMMUNICATIONS--0.16%
        292,000    Pakistan Telecommunications Corp. Ord. A...................................            103,591
                                                                                                  ---------------
Total Pakistan Common Stocks..................................................................            204,310
                                                                                                  ---------------
PERU--1.19%
BANKS/RETAIL--0.17%
        230,000    Banco Continental..........................................................            112,362
                                                                                                  ---------------
ELECTRICITY--0.19%
        200,000    Luz Del Sur S.A. Class B...................................................            128,091
                                                                                                  ---------------
EXTRACTIVE INDUSTRIES--0.29%
         14,700    Compania De Minas Buenaventura S.A. ADS....................................            187,425
                                                                                                  ---------------
TELECOMMUNICATIONS--0.54%
         30,000    Telefonica Del Peru ADS....................................................            356,250
                                                                                                  ---------------
Total Peru Common Stocks......................................................................            784,128
                                                                                                  ---------------
PHILIPPINES--2.07%
BANKS--0.11%
         10,000    Metropolitan Bank & Trust Company (1)......................................             74,026
                                                                                                  ---------------
   NUMBER OF
    SHARES                                                                                             VALUE
---------------                                                                                   ---------------

PHILIPPINES--(CONCLUDED)

ELECTRICITY & GAS--0.61%
        132,520    Manila Electric Co. Class B (1)............................................    $       399,281
                                                                                                  ---------------
FOODS--0.34%
        305,000    La Tondena Distill.........................................................            225,779
                                                                                                  ---------------
REAL ESTATE--0.63%
        703,000    Ayala Corp (1).............................................................            223,682
        634,820    Ayala Land Inc. Class B....................................................            193,743
                                                                                                  ---------------
                                                                                                          417,425
                                                                                                  ---------------
TELECOMMUNICATIONS--0.38%
         10,580    Philippine Long Distance Telephone Co. (1).................................            247,325
                                                                                                  ---------------
Total Philippines Common Stocks...............................................................          1,363,836
                                                                                                  ---------------
POLAND--2.34%
BANKS--0.50%
          4,820    Bank Przemslawa-Handlowy S.A...............................................            327,770
                                                                                                  ---------------
DIVERSIFIED HOLDINGS COMPANIES--0.93%
         48,900    Elektrim...................................................................            613,083
                                                                                                  ---------------
ELECTRICAL EQUIPMENT--0.14%
         56,601    Bydgoska Fabryka Kabli S.A.................................................             93,332
                                                                                                  ---------------
FINANCIAL INSTITUTIONS/SERVICES--0.14%
          7,800    Bank Handlowy W Warszawie Sa...............................................             92,196
                                                                                                  ---------------
UTILITIES--0.63%
         55,950    Telekomunika Polska S.A. GDR
                     Regulation S.............................................................            414,030
                                                                                                  ---------------
Total Poland Common Stocks....................................................................          1,540,411
                                                                                                  ---------------
PORTUGAL--2.23%
BANKS--0.30%
          6,680    Banco Espirito Santo e Comercial de Lisboa.................................            199,633
                                                                                                  ---------------
FINANCIAL INSTITUTIONS/SERVICES--0.21%
          4,150    Compania de Seguros Mundial Confianca......................................            141,054
                                                                                                  ---------------
FORESTRY/PAPER PRODUCTS--0.34%
         12,760    Semapa-Sociedade de Investimento e Gestao SGPS S.A.........................            220,620
                                                                                                  ---------------
RETAIL TRADE--0.55%
          6,660    Estabelecimentos Jeronimo Martins & Filho..................................            358,475
                                                                                                  ---------------
UTILITIES--0.83%
          5,070    Portugal Telecom S.A.......................................................            255,315
          1,450    Telecel-Comunicacaoes Pessoais Ord.........................................            290,758
                                                                                                  ---------------
                                                                                                          546,073
                                                                                                  ---------------
Total Portugal Common Stocks..................................................................          1,465,855
                                                                                                  ---------------

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS

   NUMBER OF
    SHARES                                                                                             VALUE
---------------                                                                                   ---------------

COMMON STOCKS--(CONTINUED)

RUSSIA--0.73%
MACHINERY/ENGINE SERVICES--0.14%
         32,940    Unified Energy System of Russia GDR........................................    $        93,879
                                                                                                  ---------------
OIL--0.59%
         10,490    Lukoil Holding ADR (1).....................................................            156,039
         68,090    Surgutneftegaz ADR.........................................................            229,804
                                                                                                  ---------------
                                                                                                          385,843
                                                                                                  ---------------
Total Russia Common Stocks....................................................................            479,722
                                                                                                  ---------------
SOUTH AFRICA--7.83%
BANKS/RETAIL--0.40%
         53,400    Amalgamated Bank of South Africa Group Ltd.................................            261,722
                                                                                                  ---------------
BREWERIES, PUBS, & RESTAURANTS--0.69%
         28,373    South African Breweries Ltd................................................            458,081
                                                                                                  ---------------
DIVERSIFIED INDUSTRIALS--1.92%
         11,125    Anglo American Industrial Corp.............................................            169,532
        123,332    Barlow Ltd.................................................................            487,639
        234,275    Malbak Ltd.................................................................            111,927
         66,700    Rembrandt Group Ltd........................................................            495,580
                                                                                                  ---------------
                                                                                                        1,264,678
                                                                                                  ---------------
ELECTRICITY--0.18%
         89,200    Energy Africa Ltd..........................................................            117,562
                                                                                                  ---------------
EXTRACTIVE INDUSTRIES--0.73%
         16,900    Anglo American Corporation of South Africa Ltd.............................            478,880
                                                                                                  ---------------
FINANCIAL SERVICES--0.74%
        403,975    FirstRand Ltd..............................................................            484,504
                                                                                                  ---------------
INSURANCE--0.32%
        254,365    Sanlam Ltd.................................................................            209,526
                                                                                                  ---------------
OIL EXPLORATION & PRODUCTION--0.46%
         86,760    Sasol Ltd..................................................................            305,875
                                                                                                  ---------------
OTHER FINANCIAL--0.31%
         24,600    Fedsure Holdings Ltd.......................................................            203,852
                                                                                                  ---------------
PAPER, PACKAGING & PRINTING--0.90%
        143,800    Nampak Ltd.................................................................            206,343
        104,700    Sappi......................................................................            386,372
                                                                                                  ---------------
                                                                                                          592,715
                                                                                                  ---------------
PHARMACEUTICALS--0.35%
         48,567    South African Druggist Ltd.................................................            228,033
                                                                                                  ---------------
RETAILERS, GENERAL--0.83%
         73,815    Ellerine Holdings Ltd......................................................            176,937
         59,619    LA Retail Stores Ltd.......................................................             67,771
        392,489    Metro Cash And Carry.......................................................            300,671
                                                                                                  ---------------
                                                                                                          545,379
                                                                                                  ---------------
Total South Africa Common Stocks..............................................................          5,150,807
                                                                                                  ---------------
   NUMBER OF
    SHARES                                                                                             VALUE
---------------                                                                                   ---------------

TAIWAN--6.17%
BANKS--0.20%
        376,000    Bank Sinopac...............................................................    $       132,062
                                                                                                  ---------------
CHEMICALS--0.48%
        371,000    Nan Ya Plastic.............................................................            314,403
                                                                                                  ---------------
COMMERCE/INDUSTRIAL--0.37%
         29,000    Asustek Computer Inc.......................................................            242,302
                                                                                                  ---------------
ELECTRICAL APPLIANCES--2.98%
        108,000    Acer Inc...................................................................            123,992
          6,125    Acer Inc. GDR..............................................................             33,687
        116,000    D-Link Ord.................................................................            215,380
         49,000    Phoenixtec Power Company...................................................             68,386
        275,000    Siliconware Precision Industries Co........................................            514,854
          6,408    Siliconware Precision Industries Co. GDR*..................................             76,896
        355,000    Taiwan Semiconductor Manufacturing Co......................................            928,284
                                                                                                  ---------------
                                                                                                        1,961,479
                                                                                                  ---------------
INSURANCE--0.40%
         85,000    Cathay Life Ins............................................................            263,036
                                                                                                  ---------------
IRON & STEEL--0.34%
        429,000    China Steel Corp...........................................................            227,012
                                                                                                  ---------------
MISCELLANEOUS FINANCIAL--1.08%
        126,000    ROC Taiwan Fund*...........................................................            708,750
                                                                                                  ---------------
MISCELLANEOUS MANUFACTURING--0.04%
          3,870    Teco Electric & Machinery Ltd. GDR.........................................             28,058
                                                                                                  ---------------
TEXTILES--0.28%
        101,000    Nien Hsing Textile Company Ltd.............................................            184,404
                                                                                                  ---------------
Total Taiwan Common Stocks....................................................................          4,061,506
                                                                                                  ---------------
THAILAND--2.02%
BANKS--0.04%
         13,000    Thai Farmers Bank Public Company Ltd.......................................             24,695
                                                                                                  ---------------
COMMUNICATIONS--0.50%
         46,000    TelecomAsia................................................................             21,533
        355,000    TelecomAsia Corporation Public Company Ltd. (1)............................            168,589
         63,000    Total Access Communication Public Company Ltd. (1).........................            139,230
                                                                                                  ---------------
                                                                                                          329,352
                                                                                                  ---------------
CONSTRUCTION--0.21%
          6,000    Siam Cement Co. (1)........................................................            136,771
                                                                                                  ---------------
ELECTRICITY & GAS--0.43%
        117,500    Electricity Generating Public Company Ltd. (1).............................            283,786
                                                                                                  ---------------
MINING--0.42%
         37,200    PTT Exploration & Production Public Company Ltd. ..........................            280,315
                                                                                                  ---------------

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS

   NUMBER OF
    SHARES                                                                                             VALUE
---------------                                                                                   ---------------

COMMON STOCKS--(CONCLUDED)
THAILAND--(CONCLUDED)

TELECOMMUNICATIONS--0.42%
         36,600    Advanced Info Services Public Company Ltd..................................    $       274,127
                                                                                                  ---------------
Total Thailand Common Stocks..................................................................          1,329,046
                                                                                                  ---------------
TURKEY--1.63%
BANKS--0.51%
      6,971,750    Akbank T.A.S...............................................................            129,552
     17,544,880    Yapi Ve Kredi Bankasi A.S..................................................            205,080
                                                                                                  ---------------
                                                                                                          334,632
                                                                                                  ---------------
ELECTRICAL EQUIPMENT--0.13%
      1,160,010    Vestel Electronic Sanayi ve Ticaret........................................             85,180
                                                                                                  ---------------
FINANCIAL INSTITUTIONS/SERVICES--0.16%
      7,429,825    Haci Omer Sabanci..........................................................            108,001
                                                                                                  ---------------
MEDIA--0.10%
     16,078,260    Dogan Yayin Holdings.......................................................             65,055
                                                                                                  ---------------
RETAIL TRADE--0.58%
        384,404    Migros Turk T.A.S..........................................................            380,199
                                                                                                  ---------------
UTILITIES--0.15%
      6,881,196    Northern Elektrik Telekomvaskayson A.S.....................................            102,089
                                                                                                  ---------------
Total Turkey Common Stocks....................................................................          1,075,156
                                                                                                  ---------------
ZIMBABWE--0.10%
EXTRACTIVE INDUSTRIES--0.04%
         64,300    Meikles Africa Ltd.........................................................             25,720
                                                                                                  ---------------
OTHER FINANCIAL--0.06%
        192,000    NMBZ Holdings Ltd..........................................................             38,400
                                                                                                  ---------------
Total Zimbabwe Common Stocks..................................................................             64,120
                                                                                                  ---------------
Total Common Stocks (cost--$61,528,510).......................................................         57,856,402
                                                                                                  ---------------
   NUMBER OF
    SHARES                                                                                             VALUE
---------------                                                                                   ---------------

PREFERRED STOCKS--5.59%
BRAZIL--5.59%
BANKS/RETAIL--1.72%
     31,120,000    Banco Bradesco S.A.........................................................    $       104,502
        260,000    Banco Itau S.A.............................................................             79,605
         63,800    Companhia Vale Rio Doce 'A'................................................            945,185
                                                                                                  ---------------
                                                                                                        1,129,292
                                                                                                  ---------------
BREWERIES, PUBS, & RESTAURANTS--0.36%
        672,000    Companhia Cervejaria Brahma................................................            233,956
                                                                                                  ---------------
BUILDING MATERIALS & MERCHANTS--0.15%
      1,380,000    Companhia Cimento Portland Itau (CIA)......................................            100,859
                                                                                                  ---------------
ELECTRICITY--0.55%
     18,240,000    Centrais Electricas Brasileiras S.A. (Electrobras) 'B' Shares..............            235,994
         19,300    Companhia Paranaense de Energia Copel ADR 'B' Shares.......................             77,200
      2,910,000    Eletropaulo Electricidade Sao Paulo........................................             51,432
                                                                                                  ---------------
                                                                                                          364,626
                                                                                                  ---------------
ENGINEERING--0.18%
     16,800,000    Gerdau Sideruga S.A........................................................            121,126
                                                                                                  ---------------
OIL EXPLORATION & PRODUCTION--0.38%
      3,673,000    Petrol Brasileiro--Petrobras...............................................            246,680
                                                                                                  ---------------
SUPPORT SERVICES--0.30%
     15,541,879    Companhia Energetica de Minas Gerais.......................................            198,782
                                                                                                  ---------------
TELECOMMUNICATIONS--1.95%
     48,850,000    Tele Centro Sul Pa.........................................................            332,904
      7,436,423    Telecomunicacoes de Sao Paulo S.A. (Telesp)................................            661,015
      1,610,000    Telecomunicacoes do Parana S.A. (Telepar)..................................            161,398
      4,671,423    Telesp Celular S.A.........................................................            124,548
                                                                                                  ---------------
                                                                                                        1,279,865
                                                                                                  ---------------
Total Preferred Stocks (cost--$6,713,929).....................................................          3,675,186
                                                                                                  ---------------
   NUMBER OF
    RIGHTS
---------------

RIGHTS--0.03%
KOREA--0.03%
ELECTRICAL APPLIANCES--0.03%
          2,131    Samsung Electric, rights expiring 02/10/99 (cost--$0)......................             21,093
                                                                                                  ---------------

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS

PRINCIPAL
  AMOUNT                                                                          MATURITY    INTEREST
  (000)                                                                             DATE       RATE        VALUE
----------                                                                      ------------  -------   ------------
REPURCHASE AGREEMENT--5.72%
$    3,766  Repurchase Agreement dated 01/29/99 with State Street
              Bank & Trust Co., collateralized by $3,720,739 U.S.
              Treasury Notes, 5.375% due 01/31/00 (value--$3,841,663);
              proceeds: $3,767,255 (cost--$3,766,000).........................    02/01/99    4.000%    $  3,766,000
                                                                                                        ------------
Total Investments (cost--$72,008,439)--99.26%.................................                            65,318,681
Other assets in excess of liabilities--0.74%..................................                               488,224
                                                                                                        ------------
Net Assets--100.00%...........................................................                          $ 65,806,905
                                                                                                        ------------
                                                                                                        ------------

-----------------

*      Non-income producing security
*** Security exempt from registration under 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
ADR    American Depositary Receipt
ADS    American Depositary Shares
GDR    Global Depositary Receipt
GDS    Global Depositary Shares
(1)    Security, or a portion thereof, was on loan at January 31, 1999.

FORWARD FOREIGN CURRENCY CONTRACTS

                                                                                                                    UNREALIZED
                                                                          CONTRACT TO         IN        MATURITY   APPRECIATION
                                                                            DELIVER      EXCHANGE FOR     DATES    (DEPRECIATION)
                                                                         -------------  --------------  ---------  -------------
Brazilian Real.........................................................        461,820  US$ 358,000     02/05/99    $   131,234
Brazilian Real.........................................................      1,172,868  US$ 860,000     06/16/99        297,413
Brazilian Real.........................................................        602,000  US$ 430,000     06/22/99        141,132
Hong Kong Dollar.......................................................      6,200,000  US$ 773,067     02/22/99        (26,602)
Hong Kong Dollar.......................................................      5,966,000  US$ 747,553     06/21/00         (3,224)
                                                                                                                   -------------
                                                                                                                    $   539,953
                                                                                                                   -------------
                                                                                                                   -------------

                 See accompanying notes to financial statements

PAINEWEBBER PACE SELECT ADVISORS TRUST

STATEMENTS OF ASSETS AND LIABILITIES                  JANUARY 31,1999(UNAUDITED)

                                                             PACE
                                                          GOVERNMENT        PACE           PACE
                                              PACE        SECURITIES    INTERMEDIATE    STRATEGIC
                                          MONEY MARKET   FIXED INCOME   FIXED INCOME   FIXED INCOME
                                          INVESTMENTS    INVESTMENTS    INVESTMENTS    INVESTMENTS
                                          ------------   ------------   ------------   ------------
ASSETS
Investments, at value
  (cost--$31,479,370; $257,944,118;
  $119,108,798 $181,134,135;
  $55,868,696; $100,153,398;
  $285,368,355; $231,165,862;
  $190,941,373; $166,956,665;
  $160,046,499; $72,008,439,
  respectively).........................  $31,479,370    $260,034,775   $120,675,326   $183,029,930
Investments of cash collateral received
  for securities loaned, at value
  (cost--$0; $0; $21,422,625; $0; $0;
  $10,887,200; $22,364,900; $8,637,400;
  $4,783,800; $14,050,100; $9,772,440;
  $3,636,330; respectively).............      --              --          21,422,625        --
Cash (including cash denominated in
  foreign currencies)...................      --               87,530        --             122,385
Receivable for investments sold.........      --           71,370,546      3,143,204      1,874,024
Receivable for shares of beneficial
  interest sold.........................      317,158         514,313        253,737        628,974
Unrealized appreciation of forward
  foreign currency contracts............      --              --             --             --
Dividends and interest receivable.......      123,439       1,062,214      1,512,358      1,851,571
Receivable from investment adviser......        7,097           8,393        --             --
Receivable for variation margin.........      --              --             --              13,511
Deferred organizational expenses........       29,469          29,469         29,469         29,469
Other assets............................       66,837          25,526         40,317         17,871
                                          ------------   ------------   ------------   ------------
Total assets............................   32,023,370     333,132,766    147,077,036    187,567,735
                                          ------------   ------------   ------------   ------------
LIABILITIES
Payable for investments purchased.......      499,850     146,519,016      3,703,207      7,637,048
Payable for shares of beneficial
  interest repurchased..................      196,799         597,869        632,733        252,918
Payable for cash collateral for
  securities loaned.....................      --              --          21,422,625        --
Unrealized depreciation on forward
  foreign currency contracts............      --              --             --             --
Payable to the investment adviser.......      --              109,090         60,070         97,233
Payable to the securities lending
  agent.................................      --                  100          5,494        --
Dividends payable to shareholders.......      123,733         --             --             --
Outstanding options written, at value
  (premium received--$38,214)...........      --              --             --               3,453
Accrued expenses and other
  liabilities...........................      129,739          77,930        156,637         62,247
                                          ------------   ------------   ------------   ------------
Total liabilities.......................      950,121     147,304,005     25,980,766      8,052,899
                                          ------------   ------------   ------------   ------------
NET ASSETS
Beneficial interest shares of $0.001 par
  value outstanding--31,073,875;
  14,748,184; 9,719,924; 13,626,307;
  4,407,237; 8,235,307; 16,436,427;
  13,725,799; 12,932,340; 13,194,537;
  11,573,679; 7,246,484; respectively
  (unlimited amount authorized).........   31,073,875     182,773,251    118,660,069    177,107,381
Accumulated undistributed net investment
  income (loss).........................      --              486,682        492,198        718,487
Accumulated net realized gains (losses)
  from investments, other assets,
  liabilities, options and forward
  contracts denominated in foreign
  currencies............................         (626)        478,171        377,475       (164,159)
Net unrealized appreciation/depreciation
  of investments, other assets,
  liabilities, options and forward
  contracts denominated in foreign
  currencies............................      --            2,090,657      1,566,528      1,853,127
                                          ------------   ------------   ------------   ------------
Net assets..............................  $31,073,249    $185,828,761   $121,096,270   $179,514,836
                                          ------------   ------------   ------------   ------------
                                          ------------   ------------   ------------   ------------
Net Asset Value, offering and redemption
  price per share.......................        $1.00          $12.60         $12.46         $13.17
                                          ------------   ------------   ------------   ------------
                                          ------------   ------------   ------------   ------------

                                                                                                            PACE
                                              PACE           PACE           PACE            PACE        SMALL/MEDIUM
                                           MUNICIPAL     GLOBAL FIXED   LARGE COMPANY   LARGE COMPANY      COMPANY
                                          FIXED INCOME      INCOME      VALUE EQUITY    GROWTH EQUITY   VALUE EQUITY
                                          INVESTMENTS    INVESTMENTS     INVESTMENTS     INVESTMENTS     INVESTMENTS
                                          ------------   ------------   -------------   -------------   -------------
ASSETS
Investments, at value
  (cost--$31,479,370; $257,944,118;
  $119,108,798 $181,134,135;
  $55,868,696; $100,153,398;
  $285,368,355; $231,165,862;
  $190,941,373; $166,956,665;
  $160,046,499; $72,008,439,
  respectively).........................  $57,692,972    $103,366,107   $326,948,910    $351,767,859    $188,207,604
Investments of cash collateral received
  for securities loaned, at value
  (cost--$0; $0; $21,422,625; $0; $0;
  $10,887,200; $22,364,900; $8,637,400;
  $4,783,800; $14,050,100; $9,772,440;
  $3,636,330; respectively).............      --           10,887,200     22,364,900       8,637,400       4,783,800
Cash (including cash denominated in
  foreign currencies)...................      --              725,538            365         --                  424
Receivable for investments sold.........      --            1,711,209        519,726         337,477          23,846
Receivable for shares of beneficial
  interest sold.........................      151,629         273,383        946,106       1,120,413         459,397
Unrealized appreciation of forward
  foreign currency contracts............      --              703,909        --              --              --
Dividends and interest receivable.......      830,484       1,986,037        257,654         131,687         124,696
Receivable from investment adviser......      --               17,241        --              --              --
Receivable for variation margin.........      --              --              23,700         --              --
Deferred organizational expenses........       29,469          29,469         29,469          29,469          29,469
Other assets............................       17,913          31,598         24,486          64,306          34,721
                                          ------------   ------------   -------------   -------------   -------------
Total assets............................   58,722,467     119,731,691    351,115,316     362,088,611     193,663,957
                                          ------------   ------------   -------------   -------------   -------------
LIABILITIES
Payable for investments purchased.......      927,458       1,004,700        745,933         690,882         --
Payable for shares of beneficial
  interest repurchased..................      910,632         223,439        868,859         863,580         696,305
Payable for cash collateral for
  securities loaned.....................      --           10,887,200     22,364,900       8,637,400       4,783,800
Unrealized depreciation on forward
  foreign currency contracts............      --              930,260        --              --              --
Payable to the investment adviser.......       28,125          72,750        219,794         226,717         128,778
Payable to the securities lending
  agent.................................      --                4,025            770           1,697           1,346
Dividends payable to shareholders.......      --              --             --              --              --
Outstanding options written, at value
  (premium received--$38,214)...........      --              --             --              --              --
Accrued expenses and other
  liabilities...........................       78,726          47,993        142,258          89,099         124,680
                                          ------------   ------------   -------------   -------------   -------------
Total liabilities.......................    1,944,941      13,170,367     24,342,514      10,509,375       5,734,909
                                          ------------   ------------   -------------   -------------   -------------
NET ASSETS
Beneficial interest shares of $0.001 par
  value outstanding--31,073,875;
  14,748,184; 9,719,924; 13,626,307;
  4,407,237; 8,235,307; 16,436,427;
  13,725,799; 12,932,340; 13,194,537;
  11,573,679; 7,246,484; respectively
  (unlimited amount authorized).........   54,976,055     101,708,652    274,831,751     226,891,465     186,511,936
Accumulated undistributed net investment
  income (loss).........................      192,064      (4,281,805)        54,827        (234,078)         35,726
Accumulated net realized gains (losses)
  from investments, other assets,
  liabilities, options and forward
  contracts denominated in foreign
  currencies............................     (214,869)      6,175,741     10,241,586       4,319,852       4,115,155
Net unrealized appreciation/depreciation
  of investments, other assets,
  liabilities, options and forward
  contracts denominated in foreign
  currencies............................    1,824,276       2,958,736     41,644,638     120,601,997      (2,733,769)
                                          ------------   ------------   -------------   -------------   -------------
Net assets..............................  $56,777,526    $106,561,324   $326,772,802    $351,579,236    $187,929,048
                                          ------------   ------------   -------------   -------------   -------------
                                          ------------   ------------   -------------   -------------   -------------
Net Asset Value, offering and redemption
  price per share.......................       $12.88          $12.94         $19.88          $25.61          $14.53
                                          ------------   ------------   -------------   -------------   -------------
                                          ------------   ------------   -------------   -------------   -------------

                                                                              PACE
                                              PACE                        INTERNATIONAL
                                          SMALL/MEDIUM        PACE          EMERGING
                                             COMPANY      INTERNATIONAL     MARKETS
                                          GROWTH EQUITY      EQUITY          EQUITY
                                           INVESTMENTS     INVESTMENTS    INVESTMENTS
                                          -------------   -------------   ------------
ASSETS
Investments, at value
  (cost--$31,479,370; $257,944,118;
  $119,108,798 $181,134,135;
  $55,868,696; $100,153,398;
  $285,368,355; $231,165,862;
  $190,941,373; $166,956,665;
  $160,046,499; $72,008,439,
  respectively).........................  $228,247,699    $ 186,690,496   $65,318,681
Investments of cash collateral received
  for securities loaned, at value
  (cost--$0; $0; $21,422,625; $0; $0;
  $10,887,200; $22,364,900; $8,637,400;
  $4,783,800; $14,050,100; $9,772,440;
  $3,636,330; respectively).............    14,050,100        9,772,440     3,636,330
Cash (including cash denominated in
  foreign currencies)...................         1,190        1,814,309     1,087,237
Receivable for investments sold.........     2,083,251        1,533,529       392,391
Receivable for shares of beneficial
  interest sold.........................       517,458          504,998       195,690
Unrealized appreciation of forward
  foreign currency contracts............       --               285,085       569,779
Dividends and interest receivable.......        67,596          350,765       168,010
Receivable from investment adviser......       --              --             --
Receivable for variation margin.........       --              --             --
Deferred organizational expenses........        29,469           29,469        29,469
Other assets............................        39,107           33,628        24,576
                                          -------------   -------------   ------------
Total assets............................   245,035,870      201,014,719    71,422,163
                                          -------------   -------------   ------------
LIABILITIES
Payable for investments purchased.......     3,346,070        4,287,250     1,624,225
Payable for shares of beneficial
  interest repurchased..................       679,462          509,381       142,240
Payable for cash collateral for
  securities loaned.....................    14,050,100        9,772,440     3,636,330
Unrealized depreciation on forward
  foreign currency contracts............       --              --              29,826
Payable to the investment adviser.......       147,964          141,017        43,625
Payable to the securities lending
  agent.................................         2,857            1,003           715
Dividends payable to shareholders.......       --              --             --
Outstanding options written, at value
  (premium received--$38,214)...........       --              --             --
Accrued expenses and other
  liabilities...........................       129,552           59,284       138,297
                                          -------------   -------------   ------------
Total liabilities.......................    18,356,005       14,770,375     5,615,258
                                          -------------   -------------   ------------
NET ASSETS
Beneficial interest shares of $0.001 par
  value outstanding--31,073,875;
  14,748,184; 9,719,924; 13,626,307;
  4,407,237; 8,235,307; 16,436,427;
  13,725,799; 12,932,340; 13,194,537;
  11,573,679; 7,246,484; respectively
  (unlimited amount authorized).........   173,281,595      162,237,005    86,301,764
Accumulated undistributed net investment
  income (loss).........................      (398,161)        (601,254)      126,231
Accumulated net realized gains (losses)
  from investments, other assets,
  liabilities, options and forward
  contracts denominated in foreign
  currencies............................    (7,494,603)      (2,348,146)  (14,385,177)
Net unrealized appreciation/depreciation
  of investments, other assets,
  liabilities, options and forward
  contracts denominated in foreign
  currencies............................    61,291,034       26,956,739    (6,235,913)
                                          -------------   -------------   ------------
Net assets..............................  $226,679,865    $ 186,244,344   $65,806,905
                                          -------------   -------------   ------------
                                          -------------   -------------   ------------
Net Asset Value, offering and redemption
  price per share.......................        $17.18           $16.09         $9.08
                                          -------------   -------------   ------------
                                          -------------   -------------   ------------

                 See accompanying notes to financial statements

PAINEWEBBER PACE SELECT ADVISORS TRUST

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED JANUARY 31, 1999(UNAUDITED)

                                                             PACE
                                                          GOVERNMENT        PACE           PACE
                                              PACE        SECURITIES    INTERMEDIATE    STRATEGIC
                                          MONEY MARKET   FIXED INCOME   FIXED INCOME   FIXED INCOME
                                          INVESTMENTS    INVESTMENTS    INVESTMENTS    INVESTMENTS
                                          ------------   ------------   ------------   ------------
INVESTMENT INCOME:
Interest (net of foreign withholding
  taxes, if any)........................  $   776,402    $ 5,693,806    $ 3,342,395    $ 4,933,404
Dividends (net of foreign withholding
  taxes, if any)........................      --             --             --             --
                                          ------------   ------------   ------------   ------------
                                              776,402      5,693,806      3,342,395      4,933,404
                                          ------------   ------------   ------------   ------------
EXPENSES:
Investment advisory and administration
  fees..................................       50,512        615,749        332,191        548,074
Transfer agency fees and expenses.......       59,397         39,089         20,250         38,700
Legal and audit fees....................       16,864         25,692         21,934         16,844
Trustees' fees and expenses.............       13,125         13,125         13,125         13,125
Reports and notices to shareholders.....       12,922         20,693         14,056         12,058
Amortization of organizational
  expenses..............................        9,568          9,568          9,568          9,568
Federal and state registration fees.....        6,597         14,559         10,113         10,174
Custody and accounting..................        1,907         53,401         34,095         47,422
Interest expense........................      --              41,340        --              58,566
Other expenses..........................        2,110          9,655          2,924          4,503
                                          ------------   ------------   ------------   ------------
                                              173,002        842,871        458,256        759,034
Less: Fee waivers and reimbursements
  from investment adviser...............     (100,844)       (53,835)           (46)       (34,949)
                                          ------------   ------------   ------------   ------------
Net expenses............................       72,158        789,036        458,210        724,085
                                          ------------   ------------   ------------   ------------
Net investment income (loss)............      704,244      4,904,770      2,884,185      4,209,319
                                          ------------   ------------   ------------   ------------
REALIZED AND UNREALIZED GAINS (LOSSES)
  FROM INVESTMENT ACTIVITIES:
Net realized gains (losses) from:
  Investment transactions...............          168        478,832        747,299      1,241,081
  Futures...............................      --             --             --           1,089,407
  Foreign currency transactions.........      --             --             --             (16,538)
Net change in unrealized
  appreciation/depreciation of:
  Investments...........................      --             430,838        811,660       (549,634)
  Futures...............................      --             --             --              (5,319)
  Options...............................      --             --             --              34,760
  Other assets, liabilities and forward
   contracts denominated in foreign
   currencies...........................      --             --             --              (2,907)
                                          ------------   ------------   ------------   ------------
Net realized and unrealized gains
  (losses) from investment activities...          168        909,670      1,558,959      1,790,850
                                          ------------   ------------   ------------   ------------
Net increase (decrease) in net assets
  resulting from operations.............  $   704,412    $ 5,814,440    $ 4,443,144    $ 6,000,169
                                          ------------   ------------   ------------   ------------
                                          ------------   ------------   ------------   ------------

                                                                                                            PACE
                                              PACE           PACE           PACE            PACE        SMALL/MEDIUM
                                           MUNICIPAL     GLOBAL FIXED   LARGE COMPANY   LARGE COMPANY      COMPANY
                                          FIXED INCOME      INCOME      VALUE EQUITY    GROWTH EQUITY   VALUE EQUITY
                                          INVESTMENTS    INVESTMENTS     INVESTMENTS     INVESTMENTS     INVESTMENTS
                                          ------------   ------------   -------------   -------------   -------------
INVESTMENT INCOME:
Interest (net of foreign withholding
  taxes, if any)........................  $ 1,454,855    $  2,725,424   $    204,458    $    120,117    $    149,612
Dividends (net of foreign withholding
  taxes, if any)........................      --              --           2,248,107       1,038,660       1,150,421
                                          ------------   ------------   -------------   -------------   -------------
                                            1,454,855       2,725,424      2,452,565       1,158,777       1,300,033
                                          ------------   ------------   -------------   -------------   -------------
EXPENSES:
Investment advisory and administration
  fees..................................      174,907         404,507      1,149,304       1,133,667         703,621
Transfer agency fees and expenses.......       12,000          46,098         57,535          57,108          55,560
Legal and audit fees....................        9,058          12,789         23,718          34,175          21,913
Trustees' fees and expenses.............       13,125          13,125         13,125          13,125          13,125
Reports and notices to shareholders.....        5,649           7,147         25,720          33,376          18,388
Amortization of organizational
  expenses..............................        9,568           9,568          9,568           9,568           9,568
Federal and state registration fees.....        1,840           9,212         25,629          21,798          13,576
Custody and accounting..................       15,605          76,538         86,198          84,355          53,818
Interest expense........................      --              --             --              --              --
Other expenses..........................        2,342           4,001          6,072           9,865           3,672
                                          ------------   ------------   -------------   -------------   -------------
                                              244,094         582,985      1,396,869       1,397,037         893,241
Less: Fee waivers and reimbursements
  from investment adviser...............       (8,857)       (102,668)       --               (3,050)        (12,926)
                                          ------------   ------------   -------------   -------------   -------------
Net expenses............................      235,237         480,317      1,396,869       1,393,987         880,315
                                          ------------   ------------   -------------   -------------   -------------
Net investment income (loss)............    1,219,618       2,245,107      1,055,696        (235,210)        419,718
                                          ------------   ------------   -------------   -------------   -------------
REALIZED AND UNREALIZED GAINS (LOSSES)
  FROM INVESTMENT ACTIVITIES:
Net realized gains (losses) from:
  Investment transactions...............      (46,569)      4,344,543     10,404,614       1,581,422       2,477,148
  Futures...............................      --              --             189,879         --              --
  Foreign currency transactions.........      --            4,549,909        --              --              --
Net change in unrealized
  appreciation/depreciation of:
  Investments...........................      818,528       1,992,744      7,889,306      56,026,945     (14,974,114)
  Futures...............................      --              --             328,608         --              --
  Options...............................      --              --             --              --              --
  Other assets, liabilities and forward
   contracts denominated in foreign
   currencies...........................      --              (74,742)       --              --              --
                                          ------------   ------------   -------------   -------------   -------------
Net realized and unrealized gains
  (losses) from investment activities...      771,959      10,812,454     18,812,407      57,608,367     (12,496,966)
                                          ------------   ------------   -------------   -------------   -------------
Net increase (decrease) in net assets
  resulting from operations.............  $ 1,991,577    $ 13,057,561   $ 19,868,103    $ 57,373,157    $(12,077,248)
                                          ------------   ------------   -------------   -------------   -------------
                                          ------------   ------------   -------------   -------------   -------------

                                                                              PACE
                                              PACE                        INTERNATIONAL
                                          SMALL/MEDIUM        PACE          EMERGING
                                             COMPANY      INTERNATIONAL     MARKETS
                                          GROWTH EQUITY      EQUITY          EQUITY
                                           INVESTMENTS     INVESTMENTS    INVESTMENTS
                                          -------------   -------------   ------------
INVESTMENT INCOME:
Interest (net of foreign withholding
  taxes, if any)........................  $    348,886    $    195,703    $    96,013
Dividends (net of foreign withholding
  taxes, if any)........................       230,451         508,122        590,402
                                          -------------   -------------   ------------
                                               579,337         703,825        686,415
                                          -------------   -------------   ------------
EXPENSES:
Investment advisory and administration
  fees..................................       794,619         732,571        314,687
Transfer agency fees and expenses.......        54,892          43,824         47,199
Legal and audit fees....................        24,164          21,283         23,877
Trustees' fees and expenses.............        13,125          13,125         13,125
Reports and notices to shareholders.....        18,706          19,040         12,975
Amortization of organizational
  expenses..............................         9,568           9,568          9,568
Federal and state registration fees.....        12,804          16,374         11,730
Custody and accounting..................        59,224         120,425         89,479
Interest expense........................       --              --             --
Other expenses..........................         3,099           9,834          2,353
                                          -------------   -------------   ------------
                                               990,201         986,044        524,993
Less: Fee waivers and reimbursements
  from investment adviser...............       (11,572)        --             (95,401)
                                          -------------   -------------   ------------
Net expenses............................       978,629         986,044        429,592
                                          -------------   -------------   ------------
Net investment income (loss)............      (399,292)       (282,219)       256,823
                                          -------------   -------------   ------------
REALIZED AND UNREALIZED GAINS (LOSSES)
  FROM INVESTMENT ACTIVITIES:
Net realized gains (losses) from:
  Investment transactions...............    (7,202,373)     (2,223,877)    (6,737,856)
  Futures...............................       --              --             --
  Foreign currency transactions.........       --              (35,433)      (168,906)
Net change in unrealized
  appreciation/depreciation of:
  Investments...........................    32,116,920       4,382,903     (1,052,362)
  Futures...............................       --              --             --
  Options...............................       --              --             --
  Other assets, liabilities and forward
   contracts denominated in foreign
   currencies...........................       --              384,713        454,914
                                          -------------   -------------   ------------
Net realized and unrealized gains
  (losses) from investment activities...    24,914,547       2,508,306     (7,504,210)
                                          -------------   -------------   ------------
Net increase (decrease) in net assets
  resulting from operations.............  $ 24,515,255    $  2,226,087    $(7,247,387)
                                          -------------   -------------   ------------
                                          -------------   -------------   ------------

                 See accompanying notes to financial statements

PAINEWEBBER PACE SELECT ADVISORS TRUST

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                     PACE
                                                      PACE                   GOVERNMENT SECURITIES
                                            MONEY MARKET INVESTMENTS       FIXED INCOME INVESTMENTS
                                          ----------------------------   -----------------------------
                                           FOR THE SIX                    FOR THE SIX
                                          MONTHS ENDED                   MONTHS ENDED
                                           JANUARY 31,    FOR THE YEAR    JANUARY 31,    FOR THE YEAR
                                              1999         ENDED JULY        1999         ENDED JULY
                                           (UNAUDITED)      31, 1998      (UNAUDITED)      31, 1998
                                          -------------   ------------   -------------   -------------

FROM OPERATIONS:
  Net investment income.................  $    704,244    $ 1,132,282    $  4,904,770    $   7,737,662
  Net realized gains (losses) from:
    Investment, future and option
     transactions.......................           168           (794)        478,832        1,768,979
    Foreign currency transactions.......       --             --              --              --
  Net change in unrealized
   appreciation/depreciation of:
    Investments, futures and options....       --             --              430,838         (219,247)
    Other assets, liabilities and
     forward contracts denominated in
     foreign currencies.................       --             --              --              --
                                          -------------   ------------   -------------   -------------
  Net increase in net assets resulting
   from operations......................       704,412      1,131,488       5,814,440        9,287,394
                                          -------------   ------------   -------------   -------------

DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net investment income.................      (704,244)    (1,132,282)     (5,245,994)      (7,404,245)
  Net realized gains from investment
   transactions.........................       --             --             (453,493)      (1,983,939)
                                          -------------   ------------   -------------   -------------
                                              (704,244)    (1,132,282)     (5,699,487)      (9,388,184)
                                          -------------   ------------   -------------   -------------

FROM BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from the sale of
   shares...............................    17,399,265     23,490,598      39,305,853       74,953,404
  Cost of shares repurchased............   (12,448,730)   (15,154,011)    (21,292,312)     (23,558,064)
  Proceeds from dividends reinvested....       629,165      1,087,530       5,581,060        9,218,788
                                          -------------   ------------   -------------   -------------
  Net increase in net assets derived
   from beneficial
   interest transactions................     5,579,700      9,424,117      23,594,601       60,614,128
                                          -------------   ------------   -------------   -------------
  Net increase in net assets............     5,579,868      9,423,323      23,709,554       60,513,338

NET ASSETS:
  Beginning of period...................    25,493,381     16,070,058     162,119,207      101,605,869
                                          -------------   ------------   -------------   -------------
  End of period.........................  $ 31,073,249    $25,493,381    $185,828,261    $ 162,119,207
                                          -------------   ------------   -------------   -------------
                                          -------------   ------------   -------------   -------------
  Undistributed net investment income...  $    --         $   --         $    486,682    $     827,906
                                          -------------   ------------   -------------   -------------
                                          -------------   ------------   -------------   -------------

                                                      PACE                            PACE
                                            INTERMEDIATE FIXED INCOME        STRATEGIC FIXED INCOME
                                                   INVESTMENTS                     INVESTMENTS
                                          -----------------------------   -----------------------------
                                           FOR THE SIX                     FOR THE SIX
                                          MONTHS ENDED                    MONTHS ENDED
                                           JANUARY 31,    FOR THE YEAR     JANUARY 31,    FOR THE YEAR
                                              1999         ENDED JULY         1999         ENDED JULY
                                           (UNAUDITED)      31, 1998       (UNAUDITED)      31, 1998
                                          -------------   -------------   -------------   -------------

FROM OPERATIONS:
  Net investment income.................  $  2,884,185    $  4,708,834    $  4,209,319    $   5,466,270
  Net realized gains (losses) from:
    Investment, future and option
     transactions.......................       747,299         694,295       2,330,488        2,535,815
    Foreign currency transactions.......       --             (156,977)        (16,538)           3,871
  Net change in unrealized
   appreciation/depreciation of:
    Investments, futures and options....       811,660            (131)       (520,193)         380,806
    Other assets, liabilities and
     forward contracts denominated in
     foreign currencies.................       --               10,844          (2,907)             (17)
                                          -------------   -------------   -------------   -------------
  Net increase in net assets resulting
   from operations......................     4,443,144       5,256,865       6,000,169        8,386,745
                                          -------------   -------------   -------------   -------------

DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net investment income.................    (2,865,193)     (4,386,424)     (4,128,512)      (5,206,415)
  Net realized gains from investment
   transactions.........................      (724,631)        --           (4,178,828)        (882,227)
                                          -------------   -------------   -------------   -------------
                                            (3,589,824)     (4,386,424)     (8,307,340)      (6,088,642)
                                          -------------   -------------   -------------   -------------

FROM BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from the sale of
   shares...............................    27,284,136      47,167,401      64,363,716       61,068,745
  Cost of shares repurchased............   (13,655,301)    (19,400,214)    (17,600,575)     (17,663,041)
  Proceeds from dividends reinvested....     6,924,601       4,301,281       8,179,170        6,001,405
                                          -------------   -------------   -------------   -------------
  Net increase in net assets derived
   from beneficial
   interest transactions................    20,553,436      32,068,468      54,942,311       49,407,109
                                          -------------   -------------   -------------   -------------
  Net increase in net assets............    21,406,756      32,938,909      52,635,140       51,705,212

NET ASSETS:
  Beginning of period...................    99,689,514      66,750,605     126,879,696       75,174,484
                                          -------------   -------------   -------------   -------------
  End of period.........................  $121,096,270    $ 99,689,514    $179,514,836    $ 126,879,696
                                          -------------   -------------   -------------   -------------
                                          -------------   -------------   -------------   -------------
  Undistributed net investment income...  $    492,198    $    473,206    $    718,487    $     637,680
                                          -------------   -------------   -------------   -------------
                                          -------------   -------------   -------------   -------------


                                                      PACE                           PACE
                                             MUNICIPAL FIXED INCOME           GLOBAL FIXED INCOME
                                                  INVESTMENTS                     INVESTMENTS
                                          ----------------------------   -----------------------------
                                           FOR THE SIX                    FOR THE SIX
                                          MONTHS ENDED                   MONTHS ENDED
                                           JANUARY 31,    FOR THE YEAR    JANUARY 31,    FOR THE YEAR
                                              1999         ENDED JULY        1999         ENDED JULY
                                           (UNAUDITED)      31, 1998      (UNAUDITED)      31, 1998
                                          -------------   ------------   -------------   -------------
FROM OPERATIONS:
  Net investment income.................  $  1,219,618    $ 2,019,017    $  2,245,107    $  3,828,624
  Net realized gains (losses) from:
    Investment, future and option
     transactions.......................       (46,569)       (13,397)      4,344,543       2,109,651
    Foreign currency transactions.......       --             --            4,549,909      (3,629,877)
  Net change in unrealized
   appreciation/depreciation of:
    Investments, futures and options....       818,528         85,256       1,992,744         863,281
    Other assets, liabilities and
     forward contracts denominated in
     foreign currencies.................       --             --              (74,742)        236,923
                                          -------------   ------------   -------------   -------------
  Net increase in net assets resulting
   from operations......................     1,991,577      2,090,876      13,057,561       3,408,602
                                          -------------   ------------   -------------   -------------
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net investment income.................    (1,214,932)    (1,949,614)     (4,374,222)     (2,451,594)
  Net realized gains from investment
   transactions.........................       --             --           (3,639,664)       (621,114)
                                          -------------   ------------   -------------   -------------
                                            (1,214,932)    (1,949,614)     (8,013,886)     (3,072,708)
                                          -------------   ------------   -------------   -------------
FROM BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from the sale of
   shares...............................    10,520,809     26,084,535      18,429,964      40,175,161
  Cost of shares repurchased............    (7,333,486)   (10,769,886)    (13,620,873)    (14,974,347)
  Proceeds from dividends reinvested....     1,175,858      1,889,649       7,870,650       3,021,988
                                          -------------   ------------   -------------   -------------
  Net increase in net assets derived
   from beneficial
   interest transactions................     4,363,181     17,204,298      12,679,741      28,222,802
                                          -------------   ------------   -------------   -------------
  Net increase in net assets............     5,139,826     17,345,560      17,723,416      28,558,696
NET ASSETS:
  Beginning of period...................    51,637,700     34,292,140      88,837,908      60,279,212
                                          -------------   ------------   -------------   -------------
  End of period.........................  $ 56,777,526    $51,637,700    $106,561,324    $ 88,837,908
                                          -------------   ------------   -------------   -------------
                                          -------------   ------------   -------------   -------------
  Undistributed net investment income...  $    192,064    $   187,378    $    --         $    --
                                          -------------   ------------   -------------   -------------
                                          -------------   ------------   -------------   -------------

                 See accompanying notes to financial statements

PAINEWEBBER PACE SELECT ADVISORS TRUST

STATEMENT OF CHANGES IN NET ASSETS

                                                      PACE                            PACE
                                               LARGE COMPANY VALUE            LARGE COMPANY GROWTH
                                               EQUITY INVESTMENTS              EQUITY INVESTMENTS
                                          -----------------------------   -----------------------------
                                           FOR THE SIX                     FOR THE SIX
                                          MONTHS ENDED                    MONTHS ENDED
                                           JANUARY 31,    FOR THE YEAR     JANUARY 31,    FOR THE YEAR
                                              1999         ENDED JULY         1999         ENDED JULY
                                           (UNAUDITED)      31, 1998       (UNAUDITED)      31, 1998
                                          -------------   -------------   -------------   -------------

FROM OPERATIONS:
  Net investment income (loss)..........  $  1,055,696    $   1,825,428   $   (235,210)   $    (295,829)
  Net realized gains (losses) from:
    Investment, future and option
     transactions.......................    10,594,493       25,588,461      1,581,422       30,303,857
    Foreign currency transactions.......       --              --              --              --
  Net change in unrealized
   appreciation/depreciation of:
    Investments, futures and options....     8,217,914       (5,835,473)    56,026,945       23,781,478
    Other assets, liabilities and
     forward contracts denominated in
     foreign currencies.................       --              --              --              --
                                          -------------   -------------   -------------   -------------
  Net increase (decrease) in net assets
   resulting from operations............    19,868,103       21,578,416     57,373,157       53,789,506
                                          -------------   -------------   -------------   -------------

DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net investment income.................    (2,068,017)      (1,408,413)       --               (89,237)
  Net realized gains from investment
   transactions.........................   (21,559,073)     (14,337,107)   (19,611,543)     (10,121,657)
                                          -------------   -------------   -------------   -------------
                                           (23,627,090)     (15,745,520)   (19,611,543)     (10,210,894)
                                          -------------   -------------   -------------   -------------

FROM BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from the sale of
   shares...............................    76,107,198      112,692,706     63,440,481      106,725,695
  Cost of shares repurchased............   (35,272,126)     (48,536,702)   (44,468,470)     (45,303,487)
  Proceeds from dividends reinvested....    23,342,638       15,558,619     19,384,120       10,126,809
                                          -------------   -------------   -------------   -------------
  Net increase in net assets derived
   from beneficial
   interest transactions................    64,177,710       79,714,623     38,356,131       71,549,017
                                          -------------   -------------   -------------   -------------
  Net increase in net assets............    60,418,723       85,547,519     76,117,745      115,127,629

NET ASSETS:
  Beginning of period...................   266,354,079      180,806,560    275,461,491      160,333,862
                                          -------------   -------------   -------------   -------------
  End of period.........................  $326,772,802    $ 266,354,079   $351,579,236    $ 275,461,491
                                          -------------   -------------   -------------   -------------
                                          -------------   -------------   -------------   -------------
  Undistributed net investment income...  $     54,827    $   1,067,148   $    --         $       1,132
                                          -------------   -------------   -------------   -------------
                                          -------------   -------------   -------------   -------------

                                                      PACE                            PACE
                                              SMALL/MEDIUM COMPANY         SMALL/MEDIUM COMPANY GROWTH
                                            VALUE EQUITY INVESTMENTS           EQUITY INVESTMENTS
                                          -----------------------------   -----------------------------
                                           FOR THE SIX                     FOR THE SIX
                                          MONTHS ENDED                    MONTHS ENDED
                                           JANUARY 31,    FOR THE YEAR     JANUARY 31,    FOR THE YEAR
                                              1999         ENDED JULY         1999         ENDED JULY
                                           (UNAUDITED)      31, 1998       (UNAUDITED)      31, 1998
                                          -------------   -------------   -------------   -------------

FROM OPERATIONS:
  Net investment income (loss)..........  $    419,718    $   1,051,168   $   (399,292)   $    (329,021)
  Net realized gains (losses) from:
    Investment, future and option
     transactions.......................     2,477,148       22,462,701     (7,202,373)       8,732,887
    Foreign currency transactions.......       --              --              --              --
  Net change in unrealized
   appreciation/depreciation of:
    Investments, futures and options....   (14,974,114)     (15,463,480)    32,116,920       12,043,636
    Other assets, liabilities and
     forward contracts denominated in
     foreign currencies.................       --              --              --              --
                                          -------------   -------------   -------------   -------------
  Net increase (decrease) in net assets
   resulting from operations............   (12,077,248)       8,050,389     24,515,255       20,447,502
                                          -------------   -------------   -------------   -------------

DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net investment income.................    (1,010,551)      (1,076,984)       --              --
  Net realized gains from investment
   transactions.........................   (17,717,110)     (10,697,586)    (5,125,542)      (6,433,649)
                                          -------------   -------------   -------------   -------------
                                           (18,727,661)     (11,774,570)    (5,125,542)      (6,433,649)
                                          -------------   -------------   -------------   -------------

FROM BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from the sale of
   shares...............................    42,731,954       80,270,327     36,858,322       84,765,291
  Cost of shares repurchased............   (26,082,663)     (39,712,671)   (33,483,994)     (31,908,469)
  Proceeds from dividends reinvested....    18,526,406       11,677,703      5,060,397        6,376,127
                                          -------------   -------------   -------------   -------------
  Net increase in net assets derived
   from beneficial
   interest transactions................    35,175,697       52,235,359      8,434,725       59,232,949
                                          -------------   -------------   -------------   -------------
  Net increase in net assets............     4,370,788       48,511,178     27,824,438       73,246,802

NET ASSETS:
  Beginning of period...................   183,558,260      135,047,082    198,855,427      125,608,625
                                          -------------   -------------   -------------   -------------
  End of period.........................  $187,929,048    $ 183,558,260   $226,679,865    $ 198,855,427
                                          -------------   -------------   -------------   -------------
                                          -------------   -------------   -------------   -------------
  Undistributed net investment income...  $     35,726    $     626,559   $    --         $       1,131
                                          -------------   -------------   -------------   -------------
                                          -------------   -------------   -------------   -------------


                                                      PACE                            PACE
                                              INTERNATIONAL EQUITY           INTERNATIONAL EMERGING
                                                   INVESTMENTS             MARKETS EQUITY INVESTMENTS
                                          -----------------------------   ----------------------------
                                           FOR THE SIX                     FOR THE SIX
                                          MONTHS ENDED                    MONTHS ENDED    FOR THE YEAR
                                           JANUARY 31,    FOR THE YEAR     JANUARY 31,       ENDED
                                              1999         ENDED JULY         1999          JULY 31,
                                           (UNAUDITED)      31, 1998       (UNAUDITED)        1998
                                          -------------   -------------   -------------   ------------
FROM OPERATIONS:
  Net investment income (loss)..........  $   (282,219)   $   1,469,982   $    256,823    $   557,171
  Net realized gains (losses) from:
    Investment, future and option
     transactions.......................    (2,223,877)       5,057,201     (6,737,856)    (7,304,773)
    Foreign currency transactions.......       (35,433)         326,095       (168,906)      (179,557)
  Net change in unrealized
   appreciation/depreciation of:
    Investments, futures and options....     4,382,903        7,689,825     (1,052,362)   (15,705,030)
    Other assets, liabilities and
     forward contracts denominated in
     foreign currencies.................       384,713         (207,538)       454,914        243,360
                                          -------------   -------------   -------------   ------------
  Net increase (decrease) in net assets
   resulting from operations............     2,226,087       14,335,565     (7,247,387)   (22,388,829)
                                          -------------   -------------   -------------   ------------
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net investment income.................    (1,983,217)      (1,289,475)      (468,284)      (208,975)
  Net realized gains from investment
   transactions.........................    (3,678,063)      (2,560,448)       --             --
                                          -------------   -------------   -------------   ------------
                                            (5,661,280)      (3,849,923)      (468,284)      (208,975)
                                          -------------   -------------   -------------   ------------
FROM BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from the sale of
   shares...............................    39,404,651       71,453,827     20,013,037     43,340,509
  Cost of shares repurchased............   (19,802,164)     (24,249,999)   (10,189,614)   (12,471,626)
  Proceeds from dividends reinvested....     5,599,716        3,808,818        462,033        206,708
                                          -------------   -------------   -------------   ------------
  Net increase in net assets derived
   from beneficial
   interest transactions................    25,202,203       51,012,646     10,285,456     31,075,591
                                          -------------   -------------   -------------   ------------
  Net increase in net assets............    21,767,010       61,498,288      2,569,785      8,477,787
NET ASSETS:
  Beginning of period...................   164,477,334      102,979,046     63,237,120     54,759,333
                                          -------------   -------------   -------------   ------------
  End of period.........................  $186,244,344    $ 164,477,334   $ 65,806,905    $63,237,120
                                          -------------   -------------   -------------   ------------
                                          -------------   -------------   -------------   ------------
  Undistributed net investment income...  $    --         $   1,664,182   $    126,231    $   337,692
                                          -------------   -------------   -------------   ------------
                                          -------------   -------------   -------------   ------------

                 See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS(UNAUDITED)

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

  PaineWebber PACE Select Advisors Trust (the "Trust") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end management investment company currently composed of twelve separate investment portfolios and was organized as a Delaware business trust under the laws of the State of Delaware by Certificate of Trust dated September 9, 1994, as amended June 9, 1995. The trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest, par value $0.001 per share.

  The Trust has twelve Portfolios of shares available for investment, each having its own investment objectives and policies: PACE Money Market Investments, PACE Government Securities Fixed Income Investments, PACE Intermediate Fixed Income Investments, PACE Strategic Fixed Income Investments, PACE Municipal Fixed Income Investments, PACE Global Fixed Income Investments, PACE Large Company Value Equity Investments, PACE Large Company Growth Equity Investments, PACE Small/Medium Company Value Equity Investments, PACE Small/Medium Company Growth Equity Investments, PACE International Equity Investments and PACE International Emerging Markets Equity Investments (collectively referred to as the "Portfolios").

  All Portfolios are diversified with the exception of PACE Intermediate Fixed Income Investments and PACE Global Fixed Income Investments. Shares of the Portfolios currently are available only to participants in the PaineWebber PACE-SM- Program.

  The Trust incurred costs of approximately $1,138,000 in connection with the organization of the Trust and the registration of its shares. Such costs have been deferred and are being amortized using the straight-line method over the period of benefit, not to exceed five years, beginning with the commencement of operations of the Trust.

  The preparation of financial statements in accordance with generally accepted accounting principles requires the Trust's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

  VALUATION OF INVESTMENTS--Securities which are listed on U.S. and foreign stock exchanges are valued at the last sale price on the day the securities are being valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange designated by Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins") or by the applicable sub-adviser as the primary market for each Portfolio. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") are valued at the last available trade price on Nasdaq prior to the time of valuation; other OTC securities are valued at the last bid price available prior to valuation. When market quotations are unavailable, valuations are based upon appraisals received from a pricing service using a computerized matrix system or appraisals derived from information concerning the security or similar securities received from recognized dealers in those securities. The amortized cost method of valuation, which approximates market value, is used to value debt obligations with sixty days or less remaining to maturity unless the Trust's board of trustees determines that this does not represent fair value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Trust's board of trustees. Investments of the PACE Money Market Investments are valued at amortized cost which approximates market value.

  All investments quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Portfolios' custodian. Foreign currency exchange rates are generally determined prior to the close of trading on the New York Stock Exchange ("NYSE"). Occasionally, events affecting the value of foreign investments and such exchange rates occur between the time at which the valuation of such securities is determined and the close of trading on the NYSE, which will not be reflected

NOTES TO FINANCIAL STATEMENTS(UNAUDITED)

in the computation of the Portfolios' net asset value. If events materially affecting the value of such investments or currency exchange rates occur during such time period, the securities will be valued at their fair value as determined in good faith by or under the direction of the Trust's board of trustees.

  REPURCHASE AGREEMENTS--The Portfolios' custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Portfolios have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligations. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. Each Portfolio (with the exception of PACE Municipal Fixed Income Investments) occasionally participates in joint repurchase agreement transactions with other funds managed by Mitchell Hutchins.

  INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost basis. Dividend income is recorded on the ex-dividend date ("ex-date") (except for certain dividends from foreign securities that are recorded as soon after the ex-date as the respective Portfolio, using reasonable diligence, becomes aware of such dividends). Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

  FOREIGN CURRENCY TRANSLATION--The books and records of the Portfolios are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of Operations.

  The Portfolios do not generally isolate the effect of fluctuations in foreign exchange rates from the effects of fluctuations in the market price of investment securities. However, the Portfolios do isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign exchange gain or loss for both financial reporting and income tax purposes. Net realized foreign currency gain (loss) is treated as ordinary income (loss) for income tax reporting purposes.

  FORWARD FOREIGN CURRENCY CONTRACTS--Certain Portfolios may enter into forward foreign currency exchange contracts ("forward contracts") in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. These Portfolios may also engage in cross-hedging by using forward contracts in one currency to hedge fluctuations in the value of securities denominated in a different currency if the applicable sub-adviser anticipates that there is a correlation between the two currencies. Forward contracts may also be used to shift a Portfolio's exposure to foreign currency fluctuations from one country to another.

  The Portfolios have no specific limitation on the percentage of assets which may be committed to such contracts; however, the value of all forward contracts will not exceed the total market value of a Portfolio's total assets. The Portfolios may enter into forward contracts or maintain a net exposure to forward contracts only if (1) the consummation of the contracts would not obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the positions being hedged by such contracts or (2) the Portfolios maintain cash or liquid securities in a segregated account in an amount not less than the value of the Portfolio's total assets committed to the consummation of the forward contracts and not covered as provided in (1) above, as marked-to-market daily.

NOTES TO FINANCIAL STATEMENTS(UNAUDITED)

  Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

  Fluctuations in the value of open forward contracts are recorded for book purposes as unrealized gains or losses by the Portfolios. Realized gains and losses include net gains or losses recognized by the Portfolio on contracts which have matured.

  OPTION WRITING--Certain Portfolios may write (sell) put and call options in order to gain exposure to or protect against changes in the markets. When a Portfolio writes a call or a put option, an amount equal to the premium received by the Portfolio is included in the Portfolio's Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Portfolio has written either expires on its stipulated expiration date or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which the Portfolio has written is exercised, the Portfolio realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a put option which the Portfolio has written is exercised, the amount of the premium originally received reduces the cost of the security which the Portfolio purchases upon exercise of the option.

  FUTURES CONTRACTS--Using financial futures contracts involves various market risks. The maximum amount at risk from the purchase of a futures contract is the contract value. The Portfolios are subject to a number of guidelines which reduce the risk by seeking to ensure that financial futures contracts are used for hedging purposes or to manage the average duration of a portfolio and not for leverage. However, imperfect correlations between futures contracts and the portfolio securities being hedged, or market disruptions, do not normally permit full control of these risks at all times.

  Upon entering into a financial futures contract, a Portfolio is required to pledge to a broker an amount equal to a certain percentage of the contract amount. This amount is known as the "initial margin." Subsequent payments, known as "variation margin," are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying financial futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss until the financial futures contract is closed, at which time the net gain or loss is reclassified to realized.

  REVERSE REPURCHASE AGREEMENTS--The Trust may enter into reverse repurchase agreements with qualified third party broker-dealers as determined by, and under the direction of, the Trust's board of trustees. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time the Trust enters into a reverse repurchase agreement, it establishes and maintains a segregated account with the Trust's custodian containing liquid securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement.

  For the six months ended January 31, 1999, the PACE Government Securities Fixed Income Portfolio and the PACE Strategic Fixed Income Portfolio were the only Portfolio's which engaged in reverse repurchase agreements. The weighted average daily balance of reverse repurchase agreements outstanding during the six months ended January 31, 1999 was $1,440,761 and $2,291,739, respectively, at a weighted average interest rate of 5.61% and 5.00%, respectively.

NOTES TO FINANCIAL STATEMENTS(UNAUDITED)

  DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-date. The amounts of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

CONCENTRATION OF RISK

  Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the PACE Global Fixed Income Investments, PACE International Equity Investments and PACE International Emerging Markets Equity Investments Portfolios are authorized to invest.

  Small cap companies may be more vulnerable than larger companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of larger companies or the market averages in general and, therefore, may involve greater risk than investing in larger companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects.

  The ability of the issuers of debt securities held by the Portfolios to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

INVESTMENT ADVISER AND ADMINISTRATOR

  The Trust has entered into an Investment Advisory and Administration Contract ("Advisory Contract") with Mitchell Hutchins. In accordance with the Advisory Contract, each Portfolio pays Mitchell Hutchins an investment advisory and administration fee, which is accrued daily and paid monthly, in accordance with the following schedule:

                                                                                             ANNUAL RATE
                                                                                          AS A PERCENTAGE OF
                                                                                           EACH PORTFOLIO'S
                                     PORTFOLIO                                         AVERAGE DAILY NET ASSETS
------------------------------------------------------------------------------------  --------------------------
PACE Money Market Investments.......................................................               0.35%
PACE Government Securities Fixed Income Investments.................................               0.70%
PACE Intermediate Fixed Income Investments..........................................               0.60%
PACE Strategic Fixed Income Investments.............................................               0.70%
PACE Municipal Fixed Income Investments.............................................               0.60%
PACE Global Fixed Income Investments................................................               0.80%
PACE Large Company Value Equity Investments.........................................               0.80%
PACE Large Company Growth Equity Investments........................................               0.80%
PACE Small/Medium Company Value Equity Investments..................................               0.80%
PACE Small/Medium Company Growth Equity Investments.................................               0.80%
PACE International Equity Investments...............................................               0.90%
PACE International Emerging Markets Equity Investments..............................               1.10%

NOTES TO FINANCIAL STATEMENTS(UNAUDITED)

  Under separate Sub-Advisory Agreements, with the exception of PACE Money Market Investments, Mitchell Hutchins (not the Portfolios) pays each Sub-Adviser a fee, which is accrued daily and paid monthly, in accordance with the following schedule:

                                                                                                                 ANNUAL RATE
                                                                                                              AS A PERCENTAGE OF
                                                                                                               EACH PORTFOLIO'S
                     PORTFOLIO                                           SUB-ADVISER                       AVERAGE DAILY NET ASSETS
---------------------------------------------------  ---------------------------------------------------  --------------------------
PACE Government Securities Fixed Income Investments  Pacific Investment Management Company                             0.25%
PACE Intermediate Fixed Income Investments           Pacific Income Advisors, Inc.                                     0.20%
PACE Strategic Fixed Income Investments              Pacific Investment Management Company                             0.25%
PACE Municipal Fixed Income Investments              Morgan Grenfell Capital Management, Incorporated                  0.20%
PACE Global Fixed Income Investments                 Rogge Global Partners plc                                         0.35%
PACE Large Company Value Equity Investments          Brinson Partners, Inc.                                            0.30%
PACE Large Company Growth Equity Investments         Alliance Capital Management L.P.                                  0.30%
PACE Small/Medium Company Value Equity Investments   Brandywine Asset Management, Inc.                                 0.30%
PACE Small/Medium Company Growth Equity Investments  Delaware Management Company, Inc.                                 0.40%
PACE International Equity Investments                Martin Currie Inc.                                                0.40%
PACE International Emerging Markets Equity           Schroder Capital Management International Inc.                    0.50%
  Investments

  Mitchell Hutchins has agreed to voluntarily waive all or a portion of its investment advisory and administration fee and reimburse certain operating expenses for the six months ended January 31, 1999, which will lower the overall expenses of certain Portfolios.

  During the year ending July 31, 1999, the Portfolios did not pay any brokerage commissions to PaineWebber for transactions executed on behalf of the Portfolios.

SECURITIES LENDING

  Each Portfolio may lend securities up to 33 1/3% of its total assets to qualified institutions. The loans are secured at all times by cash or U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Portfolios will regain record ownership of loaned securities to exercise certain beneficial rights, however, the Portfolios may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Portfolios receive compensation, which is included in interest income, for lending their securities on interest earned on the cash or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. PaineWebber, which is the Portfolio's lending agent, received compensation from the Portfolios for the six months ended January 31, 1999 as follows:

                                          PORTFOLIO                                            COMPENSATION
---------------------------------------------------------------------------------------------  -------------
PACE Government Securities Fixed Income Investments..........................................    $     100
PACE Intermediate Fixed Income Investments...................................................    $  21,789
PACE Global Fixed Income Investments.........................................................    $  11,728
PACE Large Company Value Equity Investments..................................................    $   3,319
PACE Large Company Growth Equity Investments.................................................    $   6,210
PACE Small/Medium Company Value Equity Investments...........................................    $   5,681
PACE Small/Medium Company Growth Equity Investments..........................................    $  12,046
PACE International Equity Investments........................................................    $   3,004
PACE International Emerging Markets Equity Investments.......................................    $   2,285

NOTES TO FINANCIAL STATEMENTS(UNAUDITED)

  For the six months ended January 31, 1999 the Portfolio's earned compensation from securities lending transactions net of fees, rebates and expenses as follows:

                                          PORTFOLIO                                            COMPENSATION
---------------------------------------------------------------------------------------------  -------------
PACE Government Securities Fixed Income......................................................    $     301
PACE Intermediate Fixed Income Investments...................................................    $  65,577
PACE Global Fixed Income Investments.........................................................    $  35,190
PACE Large Company Value Equity Investments..................................................    $   9,397
PACE Large Company Growth Equity Investments.................................................    $  18,618
PACE Small/Medium Company Value Equity Investments...........................................    $  16,925
PACE Small/Medium Company Growth Equity Investments..........................................    $  36,142
PACE International Equity Investments........................................................    $   9,921
PACE International Emerging Markets Equity Investments.......................................    $   6,854

  As of January 31, 1999 the Portfolios held cash as collateral for market values of securities loaned as follows:

                                                               COLLATERAL    MARKET VALUE
                                                                  FOR             OF
                                                               SECURITIES     SECURITIES
                         PORTFOLIO                               LOANED         LOANED
------------------------------------------------------------  ------------   ------------
PACE Intermediate Fixed Income Investments..................  $21,422,625    $20,900,563
PACE Global Fixed Income Investments........................  $10,887,200    $10,382,606
PACE Large Company Value Equity Investments.................  $22,364,900    $22,156,469
PACE Large Company Growth Equity Investments................  $ 8,637,400    $ 8,551,982
PACE Small/Medium Company Value Equity Investments..........  $ 4,783,800    $ 4,403,875
PACE Small/Medium Company Growth Equity Investments.........  $14,050,100    $13,609,862
PACE International Equity Investments.......................  $ 9,772,440    $ 9,345,972
PACE International Emerging Markets Equity Investments......  $ 3,636,330    $ 3,392,561

  As of January 31, 1999 the Funds invested the collateral in the following money market funds and certificates of deposit:

  NUMBER OF
   SHARES/
  PRINCIPAL
   AMOUNT                                                                                                               VALUE
-------------                                                                                                        -----------
PACE INTERMEDIATE FIXED INCOME INVESTMENTS:
    5,000,000  State Street Cayman Island Certificate of Deposit, 4.813% due 02/01/99..............................  $ 5,000,000
    4,000,000  State Street Cayman Island Certificate of Deposit, 4.750% due 02/01/99..............................    4,000,000
    6,358,503  Janus Money Market Institutional Shares.............................................................    6,358,503
    4,417,983  Prime Portfolio.....................................................................................    4,417,983
    1,646,139  Liquid Assets Portfolio.............................................................................    1,646,139
                                                                                                                     -----------
               Total Investments of Cash Collateral for Securities Loaned (cost--$21,422,625)......................  $21,422,625
                                                                                                                     -----------
                                                                                                                     -----------
PACE GLOBAL FIXED INCOME INVESTMENTS:
    4,768,840  Liquid Assets Portfolio.............................................................................  $ 4,768,840
    4,736,168  Janus Money Market Institutional Shares.............................................................    4,736,168
    1,379,189  Prime Portfolio.....................................................................................    1,379,189
        3,003  TempFund Portfolio..................................................................................        3,003
                                                                                                                     -----------
               Total Investments of Cash Collateral for Securities Loaned (cost--$10,887,200)......................  $10,887,200
                                                                                                                     -----------
                                                                                                                     -----------

NOTES TO FINANCIAL STATEMENTS(UNAUDITED)

  NUMBER OF
   SHARES                                                                                                               VALUE
-------------                                                                                                        -----------
PACE LARGE COMPANY VALUE EQUITY INVESTMENTS:
    9,605,191  Janus Money Market Institutional Shares.............................................................  $ 9,605,191
   12,308,265  Liquid Assets Portfolio.............................................................................   12,308,265
      179,639  Prime Portfolio.....................................................................................      179,639
      271,805  TempFund Portfolio..................................................................................      271,805
                                                                                                                     -----------
               Total Investments of Cash Collateral for Securities Loaned (cost--$22,364,900)......................  $22,364,900
                                                                                                                     -----------
                                                                                                                     -----------
PACE LARGE COMPANY GROWTH EQUITY INVESTMENTS:
    7,203,797  Janus Money Market Institutional Shares.............................................................  $ 7,203,797
    1,028,541  Liquid Assets Portfolio.............................................................................    1,028,541
      405,062  TempFund Portfolio..................................................................................      405,062
                                                                                                                     -----------
               Total Investments of Cash Collateral for Securities Loaned (cost--$8,637,400).......................  $ 8,637,400
                                                                                                                     -----------
                                                                                                                     -----------
PACE SMALL/MEDIUM COMPANY VALUE EQUITY INVESTMENTS:
    2,951,202  Janus Money Market Institutional Shares.............................................................  $ 2,951,202
    1,373,146  Liquid Assets Portfolio.............................................................................    1,373,146
      382,650  TempCash Portfolio..................................................................................      382,650
       76,802  TempFund Portfolio..................................................................................       76,802
                                                                                                                     -----------
               Total Investments of Cash Collateral for Securities Loaned (cost--$4,783,800).......................  $ 4,783,800
                                                                                                                     -----------
                                                                                                                     -----------
PACE SMALL/MEDIUM COMPANY GROWTH EQUITY INVESTMENTS:
   10,478,448  Janus Money Market Institutional Shares.............................................................  $10,478,448
      751,446  Liquid Assets Portfolio.............................................................................      751,446
    2,322,534  Prime Portfolio.....................................................................................    2,322,534
      497,672  TempFund Portfolio..................................................................................      497,672
                                                                                                                     -----------
               Total Investments of Cash Collateral for Securities Loaned (cost--$14,050,100)......................  $14,050,100
                                                                                                                     -----------
                                                                                                                     -----------
PACE INTERNATIONAL EQUITY INVESTMENTS:
    7,633,309  Janus Money Market Institutional Shares.............................................................  $ 7,633,309
    2,045,293  Liquid Asset Portfolio..............................................................................    2,045,293
       93,838  Prime Portfolio.....................................................................................       93,838
                                                                                                                     -----------
               Total Investments of Cash Collateral for Securities Loaned (cost--$9,772,440).......................  $ 9,772,440
                                                                                                                     -----------
                                                                                                                     -----------
PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS:
    1,939,848  Liquid Assets Portfolio.............................................................................  $ 1,939,848
    1,629,596  Janus Money Market Institutional Shares.............................................................    1,629,596
       61,093  Prime Portfolio.....................................................................................       61,093
        5,793  TempFund Portfolio..................................................................................        5,793
                                                                                                                     -----------
               Total Investments of Cash Collateral for Securities Loaned (cost--$3,636,330).......................  $ 3,636,330
                                                                                                                     -----------
                                                                                                                     -----------

BANK LINE OF CREDIT

  Each of the Portfolios, with the exception of PACE Money Market Investments, may participate with other funds managed by Mitchell Hutchins in a $200 million committed credit facility ("Facility") to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Portfolios at the request of the shareholders and other temporary or emergency purposes. In connection therewith, the Portfolios have agreed to pay commitment fees, pro rata, based on the relative asset size of the funds in the Facility. Interest is charged to the Portfolios at rates based on prevailing market rates in effect at the time of borrowings. For the six months ended January 31, 1999, the Portfolios did not borrow under the Facility.

NOTES TO FINANCIAL STATEMENTS(UNAUDITED)

WRITTEN OPTION ACTIVITY

  Written option activity for the six months ended January 31, 1999 for PACE Strategic Fixed Income Investments was as follows:

                                                                  AMOUNT
                                                     NUMBER OF      OF
                                                      OPTIONS    PREMIUMS
                                                     ---------   --------
Options outstanding at July 31, 1998...............    --          --
Options written....................................     114      $43,903
Options terminated in closing purchase
  transactions.....................................     (12)      (5,689)
Options expired prior to exercise..................    --          --
                                                     ---------   --------
Options outstanding at January 31, 1999............     102      $38,214
                                                     ---------   --------
                                                     ---------   --------

INVESTMENTS IN SECURITIES

  At January 31, 1999, the components of net unrealized appreciation (depreciation) of investments were as follows:

                                                                                                   NET
                                                                                               UNREALIZED
                                                                     GROSS         GROSS      APPRECIATION
                           PORTFOLIO                             APPRECIATION   DEPRECIATION  (DEPRECIATION)
---------------------------------------------------------------  -------------  ------------  -------------
PACE Government Securities Fixed Income Investments............  $   2,396,461  $   (305,804) $   2,090,657
PACE Intermediate Fixed Income Investments.....................  $   1,721,230  $   (154,702) $   1,566,528
PACE Strategic Fixed Income Investments........................  $   2,948,209  $ (1,052,414) $   1,895,795
PACE Municipal Fixed Income Investments........................  $   1,861,499  $    (37,223) $   1,824,276
PACE Global Fixed Income Investments...........................  $   4,039,112  $   (826,403) $   3,212,709
PACE Large Company Value Equity Investments....................  $  61,914,854  $(20,334,299) $  41,580,555
PACE Large Company Growth Equity Investments...................  $ 121,536,284  $   (934,287) $ 120,601,997
PACE Small/Medium Company Value Equity Investments.............  $  24,626,734  $(27,360,503) $  (2,733,769)
PACE Small/Medium Company Growth Equity Investments............  $  65,243,259  $ (3,952,225) $  61,291,034
PACE International Equity Investments..........................  $  33,042,662  $ (6,392,412) $  26,650,250
PACE International Emerging Markets Equity Investments.........  $   8,066,536  $(14,756,294) $  (6,689,758)

  For U.S. federal income tax purposes, the cost of securities owned at January 31, 1999 was substantially the same as the cost of securities for financial statement purposes.

NOTES TO FINANCIAL STATEMENTS(UNAUDITED)

  For the six months ended January 31, 1999, aggregate purchases and sales of portfolio securities, excluding short-term securities, were as follows:

                                PORTFOLIO                                      PURCHASES          SALES
--------------------------------------------------------------------------  ----------------  -------------
PACE Government Securities Fixed Income Investments.......................  $    507,037,562  $ 487,789,664
PACE Intermediate Fixed Income Investments................................  $     86,866,868  $  65,701,454
PACE Strategic Fixed Income Investments...................................  $    231,753,774  $ 197,237,883
PACE Municipal Fixed Income Investments...................................  $      7,702,144  $   3,056,386
PACE Global Fixed Income Investments......................................  $    120,367,101  $ 111,646,109
PACE Large Company Value Equity Investments...............................  $     90,934,059  $  44,513,491
PACE Large Company Growth Equity Investments..............................  $     83,256,216  $  66,237,649
PACE Small/Medium Company Value Equity Investments........................  $     66,529,140  $  49,858,152
PACE Small/Medium Company Growth Equity Investments.......................  $     95,586,684  $  90,972,995
PACE International Equity Investments.....................................  $     71,514,755  $  54,407,194
PACE International Emerging Markets Equity Investments....................  $     26,178,212  $  14,739,374

FEDERAL TAX STATUS

  Each of the Portfolios intends to distribute substantially all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Portfolio intends not to be subject to a federal excise tax.

  At July 31, 1998, PACE Municipal Fixed Income Investments and PACE International Emerging Markets Equity Investments had net capital loss carryforwards of $127,608 and $1,627,998, respectively. These carryforward losses are available to reduce future net capital gains to the extent provided in the regulations, and will expire on July 31, 2005 and July 31, 2006, respectively, for PACE Municipal Fixed Investment and PACE International Emerging Markets Investments. To the extent that such losses are used to offset future capital gains, the gains so offset will not be distributed to shareholders.

  In accordance with U.S. Treasury regulations, the following Portfolios have elected to defer realized capital losses and foreign currency losses arising after October 31, 1997. Such losses are treated for tax purposes as arising on August 1, 1998:

                                                                                                                       FOREIGN
                                                                                                          CAPITAL      CURRENCY
                                               PORTFOLIO                                                   LOSSES       LOSSES
-------------------------------------------------------------------------------------------------------  ----------  ------------
PACE Intermediate Fixed Income Investments.............................................................          --   $    1,805
PACE Global Fixed Income Investments...................................................................          --   $2,342,346
PACE International Emerging Markets Equity Investments.................................................  $5,245,337   $  131,350

NOTES TO FINANCIAL STATEMENTS(UNAUDITED)

SHARES OF BENEFICIAL INTEREST

  For the six months ended January 31, 1999, transactions in shares of beneficial interest for each of the Portfolios were as follows:

                                                                                                                         NET
                                                                                                                      INCREASE
                                                                                            SHARES      DIVIDENDS     IN SHARES
                                PORTFOLIO                                   SHARES SOLD  REPURCHASED    REINVESTED   OUTSTANDING
--------------------------------------------------------------------------  -----------  ------------  ------------  -----------
PACE Money Market Investments.............................................  17,399,265   (12,448,730)      629,165    5,579,700
PACE Government Securities Fixed Income Investments.......................   3,121,704    (1,693,027)      445,331    1,874,008
PACE Intermediate Fixed Income Investments................................   2,182,870    (1,091,244)      557,715    1,649,341
PACE Strategic Fixed Income Investments...................................   4,796,158    (1,316,508)      623,565    4,103,215
PACE Municipal Fixed Income Investments...................................     822,195      (572,660)       91,952      341,487
PACE Global Fixed Income Investments......................................   1,410,405    (1,038,842)      610,319      981,882
PACE Large Company Value Equity Investments...............................   3,908,739    (1,808,214)    1,193,997    3,294,522
PACE Large Company Growth Equity Investments..............................   2,920,329    (1,989,192)      813,775    1,744,912
PACE Small/Medium Company Value Equity Investments........................   2,795,483    (1,734,715)    1,317,668    2,378,436
PACE Small/Medium Company Growth Equity Investments.......................   2,502,534    (2,209,551)      315,880      608,863
PACE International Equity Investments.....................................   2,580,526    (1,304,590)      353,071    1,629,007
PACE International Emerging Markets Equity Investments....................   2,308,241    (1,185,958)       51,623    1,173,906

For the year ended July 31, 1998, transactions in shares of beneficial interest for each of the Portfolios were as follows:

                                                                                                                         NET
                                                                                                                      INCREASE
                                                                                            SHARES      DIVIDENDS     IN SHARES
                                PORTFOLIO                                   SHARES SOLD  REPURCHASED    REINVESTED   OUTSTANDING
--------------------------------------------------------------------------  -----------  ------------  ------------  -----------
PACE Money Market Investments.............................................  23,490,598   (15,154,011)    1,087,530    9,424,117
PACE Government Securities Fixed Income Investments.......................   5,956,008    (1,871,923)      735,288    4,819,373
PACE Intermediate Fixed Income Investments................................   3,838,135    (1,575,993)      350,527    2,612,669
PACE Strategic Fixed Income Investments...................................   4,641,172    (1,341,365)      456,984    3,756,791
PACE Municipal Fixed Income Investments...................................   2,059,685      (849,714)      149,316    1,359,287
PACE Global Fixed Income Investments......................................   3,272,148    (1,217,922)      246,330    2,300,556
PACE Large Company Value Equity Investments...............................   5,651,851    (2,414,998)      876,048    4,112,901
PACE Large Company Growth Equity Investments..............................   5,306,522    (2,219,585)      577,355    3,664,292
PACE Small/Medium Company Value Equity Investments........................   4,284,262    (2,103,668)      663,129    2,843,723
PACE Small/Medium Company Growth Equity Investments.......................   5,487,097    (2,056,793)      455,763    3,886,067
PACE International Equity Investments.....................................   4,679,150    (1,584,848)      275,005    3,369,307
PACE International Emerging Markets Equity Investments....................   3,585,094    (1,039,414)       17,728    2,563,408

PAINEWEBBER PACE SELECT ADVISORS TRUST

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                             PACE
                                                                   MONEY MARKET INVESTMENTS
                                                    -------------------------------------------------------
                                                        FOR THE        FOR THE YEARS ENDED
                                                    SIX MONTHS ENDED        JULY 31,         FOR THE PERIOD
                                                    JANUARY 31, 1999   -------------------       ENDED
                                                      (UNAUDITED)        1998       1997     JULY 31, 1996+
                                                    ----------------   --------   --------   --------------
Net asset value, beginning of period..............      $  1.00        $   1.00   $   1.00      $  1.00
                                                        -------        --------   --------      -------
Net investment income.............................         0.02            0.05       0.05         0.05
                                                        -------        --------   --------      -------
Dividends from net investment income..............        (0.02)          (0.05)     (0.05)       (0.05)
                                                        -------        --------   --------      -------
Net asset value, end of period....................      $  1.00        $   1.00   $   1.00      $  1.00
                                                        -------        --------   --------      -------
                                                        -------        --------   --------      -------
Total investment return (1).......................         2.49%           5.32%      5.13%        4.75%
                                                        -------        --------   --------      -------
                                                        -------        --------   --------      -------
Ratios/Supplemental Data:
Net assets, end of period (000's).................      $31,073        $ 25,493   $ 16,070      $10,221
Expenses to average net assets, net of fee waivers
  and expense reimbursements......................         0.50%*          0.50%      0.50%        0.50%*
Expenses to average net assets, before fee waivers
  and expense reimbursements......................         1.20%*          1.20%      1.89%        2.40%*
Net investment income to average net assets, net
  of fee waivers and expense reimbursements.......         4.88%*          5.20%      5.04%        4.93%*
Net investment income to average net assets,
  before fee waivers and expense reimbursements...         4.18%*          4.50%      3.65%        3.03%*

-----------------

+ For the period August 24, 1995 (commencement of operations) through July 31, 1996.
*      Annualized
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include the PACE Program Fee; results would be lower if this fee was included. Total investment return for periods of less than one year has not been annualized.

PAINEWEBBER PACE SELECT ADVISORS TRUST

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                               PACE
                                                          GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS
                                                    ----------------------------------------------------------
                                                        FOR THE         FOR THE YEARS ENDED
                                                    SIX MONTHS ENDED         JULY 31,           FOR THE PERIOD
                                                    JANUARY 31, 1999   ---------------------        ENDED
                                                      (UNAUDITED)        1998        1997       JULY 31, 1996+
                                                    ----------------   ---------   ---------    --------------
Net asset value, beginning of period..............      $  12.59       $   12.61   $   12.07       $  12.00
                                                        --------       ---------   ---------        -------
Net investment income.............................          0.35            0.72        0.64           0.49
Net realized and unrealized gains from investments
  and futures.....................................          0.07            0.18        0.58           0.03
                                                        --------       ---------   ---------        -------
Net increase from investment operations...........          0.42            0.90        1.22           0.52
                                                        --------       ---------   ---------        -------
Dividends from net investment income..............         (0.38)          (0.72)      (0.63)         (0.44)
Distributions from net realized gains from
  investments.....................................         (0.03)          (0.20)      (0.05)         (0.01)
                                                        --------       ---------   ---------        -------
Total dividends and distributions.................         (0.41)          (0.92)      (0.68)         (0.45)
                                                        --------       ---------   ---------        -------
Net asset value, end of period....................      $  12.60       $   12.59   $   12.61       $  12.07
                                                        --------       ---------   ---------        -------
                                                        --------       ---------   ---------        -------
Total investment return (1).......................          3.41%           7.39%      10.42%          4.35%
                                                        --------       ---------   ---------        -------
                                                        --------       ---------   ---------        -------
Ratios/Supplemental Data:
Net assets, end of period (000's).................      $185,829       $ 162,119   $ 101,606       $ 58,752
Expenses to average net assets, net of fee waivers
  and expense reimbursements......................          0.90%*++        0.85%       1.57%++        0.85%*
Expenses to average net assets, before fee waivers
  and expense reimbursements......................          0.96%*++        0.95%       1.70%++        1.15%*
Net investment income to average net assets, net
  of fee waivers and expense reimbursements.......          5.58%*++        5.90%       5.44%++        5.09%*
Net investment income to average net assets,
  before fee waivers and expense reimbursements...          5.52%*++        5.80%       5.31%++        4.79%*
Portfolio turnover................................           216%            353%        712%           978%

-----------------

+ For the period August 24, 1995 (commencement of operations) through July 31, 1996.
*      Annualized
++ Includes 0.05% and 0.72% of interest expense related to the reverse repurchase agreements during the six months ended January 31, 1999 and the year ended July 31, 1997, respectively.
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include the PACE Program Fee; results would be lower if this fee was included. Total investment return for periods of less than one year has not been annualized.

PAINEWEBBER PACE SELECT ADVISORS TRUST

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                             PACE
                                                            INTERMEDIATE FIXED INCOME INVESTMENTS
                                                    ------------------------------------------------------
                                                                         FOR THE YEARS
                                                        FOR THE              ENDED
                                                    SIX MONTHS ENDED        JULY 31,        FOR THE PERIOD
                                                    JANUARY 31, 1999   ------------------       ENDED
                                                      (UNAUDITED)       1998       1997     JULY 31, 1996+
                                                    ----------------   -------   --------   --------------
Net asset value, beginning of period..............      $  12.35       $ 12.23   $  11.95      $ 12.00
                                                        --------       -------   --------      -------
Net investment income.............................          0.32          0.67       0.66         0.53
Net realized and unrealized gains (losses) from
 investments and foreign currency.................          0.20          0.09       0.28        (0.09)
                                                        --------       -------   --------      -------
Net increase from investment operations...........          0.52          0.76       0.94         0.44
                                                        --------       -------   --------      -------
Dividends from net investment income..............         (0.33)        (0.64)     (0.66)       (0.48)
Distributions from net realized gains from
 investments......................................         (0.08)        --         --           (0.01)
                                                        --------       -------   --------      -------
Total dividends and distributions.................         (0.41)        (0.64)     (0.66)       (0.49)
                                                        --------       -------   --------      -------
Net asset value, end of period....................      $  12.46       $ 12.35   $  12.23      $ 11.95
                                                        --------       -------   --------      -------
                                                        --------       -------   --------      -------
Total investment return (1).......................          4.26%         6.41%      8.14%        3.59%
                                                        --------       -------   --------      -------
                                                        --------       -------   --------      -------
Ratios/Supplemental Data:
Net assets, end of period (000's).................      $121,096       $99,690   $ 66,751      $41,273
Expenses to average net assets, net of fee waivers
 and expense reimbursements.......................          0.83%*        0.84%      0.85%        0.85%*
Expenses to average net assets, before fee waivers
 and expense reimbursements.......................          0.83%*        0.84%      0.99%        1.23%*
Net investment income to average net assets, net
 of fee waivers and expense reimbursements........          5.21%*        5.60%      5.70%        5.56%*
Net investment income to average net assets,
 before fee waivers and expense reimbursements....          5.21%*        5.60%      5.56%        5.18%*
Portfolio turnover................................            61%          111%        67%          36%

-----------------

+ For the period August 24, 1995 (commencement of operations) through July 31, 1996.
*      Annualized
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include the PACE Program Fee; results would be lower if this fee was included. Total investment return for periods of less than one year has not been annualized.

PAINEWEBBER PACE SELECT ADVISORS TRUST

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                              PACE
                                                               STRATEGIC FIXED INCOME INVESTMENTS
                                                    --------------------------------------------------------
                                                        FOR THE        FOR THE YEARS ENDED
                                                    SIX MONTHS ENDED         JULY 31,         FOR THE PERIOD
                                                    JANUARY 31, 1999   --------------------       ENDED
                                                      (UNAUDITED)        1998        1997     JULY 31, 1996+
                                                    ----------------   ---------   --------   --------------
Net asset value, beginning of period..............      $  13.32       $   13.04   $  12.44      $ 12.00
                                                        --------       ---------   --------      -------
Net investment income.............................          0.35            0.69       0.67         0.59
Net realized and unrealized gains from
  investments, futures, options and foreign
  currency........................................          0.20            0.40       0.70         0.38
                                                        --------       ---------   --------      -------
Net increase from investment operations...........          0.55            1.09       1.37         0.97
                                                        --------       ---------   --------      -------
Dividends from net investment income..............         (0.36)          (0.69)     (0.67)       (0.52)
Distributions from net realized gains from
  investments.....................................         (0.34)          (0.12)     (0.10)       (0.01)
                                                        --------       ---------   --------      -------
Total dividends and distributions.................         (0.70)          (0.81)     (0.77)       (0.53)
                                                        --------       ---------   --------      -------
Net asset value, end of period....................      $  13.17       $   13.32   $  13.04      $ 12.44
                                                        --------       ---------   --------      -------
                                                        --------       ---------   --------      -------
Total investment return (1).......................          4.24%           8.66%     11.35%        8.15%
                                                        --------       ---------   --------      -------
                                                        --------       ---------   --------      -------
Ratios/Supplemental Data:
Net assets, end of period (000's).................      $179,515       $ 126,880   $ 75,174      $42,550
Expenses to average net assets, net of fee waivers
  and expense reimbursements......................          0.93%*++        0.85%      0.85%        0.85%*
Expenses to average net assets, before fee waivers
  and expense reimbursements......................          0.97%*++        0.94%      1.10%        1.40%*
Net investment income to average net assets, net
  of fee waivers and expense reimbursements.......          5.38%*++        5.49%      5.69%        5.85%*
Net investment income to average net assets,
  before fee waivers and expense reimbursements...          5.34%*++        5.40%      5.44%        5.30%*
Portfolio turnover................................           120%            234%       357%         166%

-----------------

+ For the period August 24, 1995 (commencement of operations) through July 31, 1996.
++ Includes 0.08% of interest expense related to the reverse repurchase agreements during the six months ended January 31, 1999.
*      Annualized
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include the PACE Program Fee; results would be lower if this fee was included. Total investment return for periods of less than one year has not been annualized.

PAINEWEBBER PACE SELECT ADVISORS TRUST

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                             PACE
                                                              MUNICIPAL FIXED INCOME INVESTMENTS
                                                    -------------------------------------------------------
                                                        FOR THE        FOR THE YEARS ENDED
                                                    SIX MONTHS ENDED        JULY 31,         FOR THE PERIOD
                                                    JANUARY 31, 1999   -------------------       ENDED
                                                      (UNAUDITED)        1998       1997     JULY 31, 1996+
                                                    ----------------   --------   --------   --------------
Net asset value, beginning of period..............      $  12.70       $  12.67   $  12.32      $ 12.00
                                                        --------       --------   --------      -------
Net investment income.............................          0.28           0.58       0.61         0.49
Net realized and unrealized gains from
  investments.....................................          0.18           0.02       0.38         0.27
                                                        --------       --------   --------      -------
Net increase from investment operations...........          0.46           0.60       0.99         0.76
                                                        --------       --------   --------      -------
Dividends from net investment income..............         (0.28)         (0.57)     (0.61)       (0.43)
Distributions from net realized gains from
  investments.....................................       --               --         (0.03)       (0.01)
                                                        --------       --------   --------      -------
Total dividends and distributions.................         (0.28)         (0.57)     (0.64)       (0.44)
                                                        --------       --------   --------      -------
Net asset value, end of period....................      $  12.88       $  12.70   $  12.67      $ 12.32
                                                        --------       --------   --------      -------
                                                        --------       --------   --------      -------
Total investment return (1).......................          3.69%          4.87%      8.30%        6.38%
                                                        --------       --------   --------      -------
                                                        --------       --------   --------      -------
Ratios/Supplemental Data:
Net assets, end of period (000's).................      $ 56,778       $ 51,638   $ 34,292      $17,765
Expenses to average net assets, net of fee waivers
  and expense reimbursements......................          0.85%*         0.85%      0.85%        0.85%*
Expenses to average net assets, before fee waivers
  and expense reimbursements......................          0.88%*         0.93%      1.40%        1.74%*
Net investment income to average net assets, net
  of fee waivers and expense reimbursements.......          4.41%*         4.67%      5.08%        4.95%*
Net investment income to average net assets,
  before fee waivers and expense reimbursements...          4.38%*         4.59%      4.53%        4.07%*
Portfolio turnover................................             6%            34%        15%          78%

-----------------

+ For the period August 24, 1995 (commencement of operations) through July 31, 1996.
*      Annualized
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include the PACE Program Fee; results would be lower if this fee was included. Total investment return for periods of less than one year has not been annualized.

PAINEWEBBER PACE SELECT ADVISORS TRUST

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                             PACE
                                                                GLOBAL FIXED INCOME INVESTMENTS
                                                    -------------------------------------------------------
                                                        FOR THE        FOR THE YEARS ENDED
                                                    SIX MONTHS ENDED        JULY 31,         FOR THE PERIOD
                                                    JANUARY 31, 1999   -------------------       ENDED
                                                      (UNAUDITED)        1998       1997     JULY 31, 1996+
                                                    ----------------   --------   --------   --------------
Net asset value, beginning of period..............      $  12.25       $  12.17   $  12.33      $ 12.00
                                                        --------       --------   --------      -------
Net investment income.............................          0.35           0.62       0.64         0.53
Net realized and unrealized gains (losses) from
  investments and foreign currency................          1.38          (0.03)     (0.21)        0.27
                                                        --------       --------   --------      -------
Net increase from investment operations...........          1.73           0.59       0.43         0.80
                                                        --------       --------   --------      -------
Dividends from net investment income and foreign
  currency........................................         (0.57)         (0.40)     (0.51)       (0.46)
Distributions from net realized gains from
  investments.....................................         (0.47)         (0.11)     (0.08)       (0.01)
                                                        --------       --------   --------      -------
Total dividends and distributions.................         (1.04)         (0.51)     (0.59)       (0.47)
                                                        --------       --------   --------      -------
Net asset value, end of period....................      $  12.94       $  12.25   $  12.17      $ 12.33
                                                        --------       --------   --------      -------
                                                        --------       --------   --------      -------
Total investment return (1).......................         14.29%          4.88%      3.54%        6.68%
                                                        --------       --------   --------      -------
                                                        --------       --------   --------      -------
Ratios/Supplemental Data:
Net assets, end of period (000's).................      $106,561       $ 88,838   $ 60,279      $38,296
Expenses to average net assets, net of fee waivers
  and expense reimbursements......................          0.95%*         0.95%      0.95%        0.95%*
Expenses to average net assets, before fee waivers
  and expense reimbursements......................          1.15%*         1.23%      1.29%        1.61%*
Net investment income to average net assets, net
  of fee waivers and expense reimbursements.......          4.44%*         5.10%      5.36%        5.24%*
Net investment income to average net assets,
  before fee waivers and expense reimbursements...          4.24%*         4.82%      5.02%        4.58%*
Portfolio turnover................................           122%           125%       270%         197%

-----------------

+ For the period August 24, 1995 (commencement of operations) through July 31, 1996.
*      Annualized
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include the PACE Program Fee; results would be lower if this fee was included. Total investment return for periods of less than one year has not been annualized.

PAINEWEBBER PACE SELECT ADVISORS TRUST

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                              PACE
                                                             LARGE COMPANY VALUE EQUITY INVESTMENTS
                                                    ---------------------------------------------------------
                                                        FOR THE         FOR THE YEARS ENDED
                                                    SIX MONTHS ENDED         JULY 31,          FOR THE PERIOD
                                                    JANUARY 31, 1999   ---------------------       ENDED
                                                      (UNAUDITED)        1998        1997      JULY 31, 1996+
                                                    ----------------   ---------   ---------   --------------
Net asset value, beginning of period..............      $  20.27       $   20.03   $   14.07      $ 12.00
                                                        --------       ---------   ---------      -------
Net investment income.............................          0.06            0.14        0.11         0.12
Net realized and unrealized gains from investments
  and futures.....................................          1.15            1.63        6.61         2.02
                                                        --------       ---------   ---------      -------
Net increase from investment operations...........          1.21            1.77        6.72         2.14
                                                        --------       ---------   ---------      -------
Dividends from net investment income..............         (0.14)          (0.14)      (0.11)       (0.05)
Distributions from net realized gains from
  investments.....................................         (1.46)          (1.39)      (0.65)       (0.02)
                                                        --------       ---------   ---------      -------
Total dividends and distributions.................         (1.60)          (1.53)      (0.76)       (0.07)
                                                        --------       ---------   ---------      -------
Net asset value, end of period....................      $  19.88       $   20.27   $   20.03      $ 14.07
                                                        --------       ---------   ---------      -------
                                                        --------       ---------   ---------      -------
Total investment return (1).......................          6.10%           9.89%      49.13%       17.90%
                                                        --------       ---------   ---------      -------
                                                        --------       ---------   ---------      -------
Ratios/Supplemental Data:
Net assets, end of period (000's).................      $326,773       $ 266,354   $ 180,807      $80,897
Expenses to average net assets, net of fee waivers
  and expense reimbursements......................          0.97%*          0.98%       1.00%        1.00%*
Expenses to average net assets, before fee waivers
  and expense reimbursements......................          0.97%*          0.98%       1.06%        1.40%*
Net investment income to average net assets, net
  of fee waivers and expense reimbursements.......          0.73%*          0.82%       0.81%        1.22%*
Net investment income to average net assets,
  before fee waivers and expense reimbursements...          0.73%*          0.82%       0.75%        0.82%*
Portfolio turnover................................            16%             34%         46%          38%

-----------------

+ For the period August 24, 1995 (commencement of operations) through July 31, 1996.
*      Annualized
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include the PACE Program Fee; results would be lower if this fee was included. Total investment return for periods of less than one year has not been annualized.

PAINEWEBBER PACE SELECT ADVISORS TRUST

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                               PACE
                                                             LARGE COMPANY GROWTH EQUITY INVESTMENTS
                                                    ----------------------------------------------------------
                                                      FOR THE SIX        FOR THE YEARS ENDED
                                                      MONTHS ENDED            JULY 31,          FOR THE PERIOD
                                                    JANUARY 31, 1999    ---------------------       ENDED
                                                      (UNAUDITED)         1998#       1997      JULY 31, 1996+
                                                    ----------------    ---------   ---------   --------------
Net asset value, beginning of period..............      $  22.99        $   19.28   $   13.27      $ 12.00
                                                        --------        ---------   ---------      -------
Net investment income (loss)......................         (0.02)           (0.03)       0.03         0.03
Net realized and unrealized gains from
  investments.....................................          4.14             4.79        6.01         1.26
                                                        --------        ---------   ---------      -------
Net increase from investment operations...........          4.12             4.76        6.04         1.29
                                                        --------        ---------   ---------      -------
Dividends from net investment income..............       --                 (0.01)      (0.03)       (0.02)
Distributions from net realized gains from
  investments.....................................         (1.50)           (1.04)     --           --
                                                        --------        ---------   ---------      -------
Total dividends and distributions.................         (1.50)           (1.05)      (0.03)       (0.02)
                                                        --------        ---------   ---------      -------
Net asset value, end of period....................      $  25.61        $   22.99   $   19.28      $ 13.27
                                                        --------        ---------   ---------      -------
                                                        --------        ---------   ---------      -------
Total investment return (1).......................         18.41%           26.40%      45.61%       10.76%
                                                        --------        ---------   ---------      -------
                                                        --------        ---------   ---------      -------
Ratios/Supplemental Data:
Net assets, end of period (000's).................      $351,579        $ 275,461   $ 160,334      $69,248
Expenses to average net assets, net of fee waivers
  and expense reimbursements......................          0.98%*           1.00%       1.00%        1.00%*
Expenses to average net assets, before fee waivers
  and expense reimbursements......................          0.99%*           1.02%       1.05%        1.33%*
Net investment income (loss) to average net
  assets, net of fee waivers and expense
  reimbursements..................................         (0.16)%*         (0.14)%      0.22%        0.33%*
Net investment income (loss) to average net
  assets, before fee waivers and expense
  reimbursements..................................         (0.17)%*         (0.16)%      0.17%       (0.00)%*
Portfolio turnover................................            23%             102%         73%          65%

-----------------

+ For the period August 24, 1995 (commencement of operations) through July 31, 1996.
*      Annualized
# Sub-Investment advisory functions for this portfolio were transferred from Chancellor LGT Asset Management, Inc. to Alliance Capital Management L.P. on November 10, 1997.
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include the PACE Program Fee; results would be lower if this fee was included. Total investment return for periods of less than one year has not been annualized.

PAINEWEBBER PACE SELECT ADVISORS TRUST

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                              PACE
                                                          SMALL/MEDIUM COMPANY VALUE EQUITY INVESTMENTS
                                                    ---------------------------------------------------------
                                                      FOR THE SIX       FOR THE YEARS ENDED
                                                      MONTHS ENDED           JULY 31,          FOR THE PERIOD
                                                    JANUARY 31, 1999   ---------------------       ENDED
                                                      (UNAUDITED)        1998        1997      JULY 31, 1996+
                                                    ----------------   ---------   ---------   --------------
Net asset value, beginning of period..............      $  17.39       $   17.52   $   12.29      $ 12.00
                                                        --------       ---------   ---------      -------
Net investment income.............................          0.03            0.10        0.12         0.10
Net realized and unrealized gains (losses) from
  investments.....................................         (1.25)           1.14        5.55         0.23
                                                        --------       ---------   ---------      -------
Net increase (decrease) from investment
  operations......................................         (1.22)           1.24        5.67         0.33
                                                        --------       ---------   ---------      -------
Dividends from net investment income..............         (0.09)          (0.13)      (0.10)       (0.04)
Distributions from net realized gains from
  investments.....................................         (1.55)          (1.24)      (0.34)      --
                                                        --------       ---------   ---------      -------
Total dividends and distributions.................         (1.64)          (1.37)      (0.44)       (0.04)
                                                        --------       ---------   ---------      -------
Net asset value, end of period....................      $  14.53       $   17.39   $   17.52      $ 12.29
                                                        --------       ---------   ---------      -------
                                                        --------       ---------   ---------      -------
Total investment return (1).......................         (6.68)%          6.97%      46.99%        2.76%
                                                        --------       ---------   ---------      -------
                                                        --------       ---------   ---------      -------
Ratios/Supplemental Data:
Net assets, end of period (000's).................      $187,929       $ 183,558   $ 135,047      $63,894
Expenses to average net assets, net of fee waivers
  and expense reimbursements......................          1.00%*          0.99%       1.00%        1.00%*
Expenses to average net assets, before fee waivers
  and expense reimbursements......................          1.02%*          1.00%       1.12%        1.51%*
Net investment income to average net assets, net
  of fee waivers and expense reimbursements.......          0.48%*          0.61%       1.00%        1.07%*
Net investment income to average net assets,
  before fee waivers and expense reimbursements...          0.46%*          0.60%       0.88%        0.56%*
Portfolio turnover................................            29%             42%         39%          30%

-----------------

+ For the period August 24, 1995 (commencement of operations) through July 31, 1996.
*      Annualized
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include the PACE Program Fee; results would be lower if this fee was included. Total investment return for periods of less than one year has not been annualized.

PAINEWEBBER PACE SELECT ADVISORS TRUST

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                              PACE
                                                         SMALL/MEDIUM COMPANY GROWTH EQUITY INVESTMENTS
                                                    ---------------------------------------------------------
                                                      FOR THE SIX       FOR THE YEARS ENDED
                                                      MONTHS ENDED           JULY 31,          FOR THE PERIOD
                                                    JANUARY 31, 1999   ---------------------       ENDED
                                                      (UNAUDITIED)       1998        1997#     JULY 31, 1996+
                                                    ----------------   ---------   ---------   --------------
Net asset value, beginning of period..............      $  15.80       $   14.44   $   11.20      $ 12.00
                                                        --------       ---------   ---------      -------
Net investment income (loss)......................         (0.03)          (0.03)      (0.02)        0.00**
Net realized and unrealized gains (losses) from
  investments.....................................          1.79            2.03        3.26        (0.78)
                                                        --------       ---------   ---------      -------
Net increase (decrease) from investment
  operations......................................          1.76            2.00        3.24        (0.78)
                                                        --------       ---------   ---------      -------
Dividends from net investment income..............       --               --          --            (0.02)
Distributions from net realized gains from
  investments.....................................         (0.38)          (0.64)     --           --
                                                        --------       ---------   ---------      -------
Total dividends and distributions.................         (0.38)          (0.64)       0.00        (0.02)
                                                        --------       ---------   ---------      -------
Net asset value, end of period....................      $  17.18       $   15.80   $   14.44      $ 11.20
                                                        --------       ---------   ---------      -------
                                                        --------       ---------   ---------      -------
Total investment return (1).......................         11.32%          14.44%      28.93%       (6.55)%
                                                        --------       ---------   ---------      -------
                                                        --------       ---------   ---------      -------
Ratios/Supplemental Data:
Net assets, end of period (000's).................      $226,680       $ 198,855   $ 125,609      $63,364
Expenses to average net assets, net of fee waivers
  and expense reimbursements......................          1.00%*          1.00%       1.00%        1.00%*
Expenses to average net assets, before fee waivers
  and expense reimbursements......................          1.01%*          1.03%       1.08%        1.27%*
Net investment loss to average net assets, net of
  fee waivers and expense reimbursements..........         (0.41)%*        (0.20)%     (0.21)%      (0.14)%*
Net investment loss to average net assets, before
  fee waivers and expense reimbursements..........         (0.42)%*        (0.23)%     (0.29)%      (0.41)%*
Portfolio turnover................................            49%            131%        247%         115%

-----------------

+ For the period August 24, 1995 (commencement of operations) through July 31, 1996.
*      Annualized
**     Amount is less than $0.005 per share
# Sub-Investment advisory functions for this portfolio were transferred from Westfield Capital Management Company, Inc. to Delaware Management Company, Inc. on December 17, 1996.
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include the PACE Program Fee; results would be lower if this fee was included. Total investment return for periods of less than one year has not been annualized.

PAINEWEBBER PACE SELECT ADVISORS TRUST

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                              PACE
                                                                INTERNATIONAL EQUITY INVESTMENTS
                                                    ---------------------------------------------------------
                                                      FOR THE SIX       FOR THE YEARS ENDED
                                                      MONTHS ENDED           JULY 31,          FOR THE PERIOD
                                                    JANUARY 31, 1999   ---------------------       ENDED
                                                      (UNAUDITED)        1998        1997      JULY 31, 1996+
                                                    ----------------   ---------   ---------   --------------
Net asset value, beginning of period..............      $  16.54       $   15.66   $   12.79      $ 12.00
                                                        --------       ---------   ---------      -------
Net investment income (loss)......................         (0.03)           0.16        0.10         0.12
Net realized and unrealized gains from investments
  and foreign currency............................          0.11            1.20        2.97         0.73
                                                        --------       ---------   ---------      -------
Net increase from investment operations...........          0.08            1.36        3.07         0.85
                                                        --------       ---------   ---------      -------
Dividends from net investment income..............         (0.19)          (0.16)      (0.13)       (0.06)
Distributions from net realized gains from
  investments.....................................         (0.34)          (0.32)      (0.07)      --
                                                        --------       ---------   ---------      -------
Total dividends and distributions.................         (0.53)          (0.48)      (0.20)       (0.06)
                                                        --------       ---------   ---------      -------
Net asset value, end of period....................      $  16.09       $   16.54   $   15.66      $ 12.79
                                                        --------       ---------   ---------      -------
                                                        --------       ---------   ---------      -------
Total investment return (1).......................          0.52%           9.27%      24.30%        7.08%
                                                        --------       ---------   ---------      -------
                                                        --------       ---------   ---------      -------
Ratios/Supplemental Data:
Net assets, end of period (000's).................      $186,244       $ 164,477   $ 102,979      $45,331
Expenses to average net assets, net of fee waivers
  and expense reimbursements......................          1.21%*          1.21%       1.35%        1.50%*
Expenses to average net assets, before fee waivers
  and expense reimbursements......................          1.21%*          1.21%       1.35%        1.81%*
Net investment income (loss) to average net
  assets, net of fee waivers and expense
  reimbursements..................................         (0.35)%*         1.14%       0.95%        1.35%*
Net investment income (loss) to average net
  assets, before fee waivers and expense
  reimbursements..................................         (0.35)%*         1.14%       0.95%        1.04%*
Portfolio turnover................................            35%             56%         55%          25%

-----------------

+ For the period August 24, 1995 (commencement of operations) through July 31, 1996.
*      Annualized
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include the PACE Program Fee; results would be lower if this fee was included. Total investment return for periods of less than one year has not been annualized.

PAINEWEBBER PACE SELECT ADVISORS TRUST

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                                                PACE
                                                                          INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS
                                                                        -----------------------------------------------------
                                                                         FOR THE
                                                                        SIX MONTHS
                                                                          ENDED        FOR THE YEARS ENDED
                                                                         JANUARY            JULY 31,           FOR THE PERIOD
                                                                         31, 1999    -----------------------       ENDED
                                                                        (UNAUDITED)     1998         1997      JULY 31, 1996+
                                                                        ----------   ----------   ----------   --------------
Net asset value, beginning of period..................................  $  10.41     $    15.60   $    12.49   $    12.00
                                                                        ----------   ----------   ----------      -------
Net investment income.................................................      0.03           0.09         0.06         0.07
Net realized and unrealized gains (losses) from investments and
  foreign currency....................................................     (1.29)         (5.23)        3.09         0.44
                                                                        ----------   ----------   ----------      -------
Net increase (decrease) from investment operations....................     (1.26)         (5.14)        3.15         0.51
                                                                        ----------   ----------   ----------      -------
Dividends from net investment income..................................     (0.07)         (0.05)       (0.04)       (0.02)
                                                                        ----------   ----------   ----------      -------
Net asset value, end of period........................................  $   9.08     $    10.41   $    15.60   $    12.49
                                                                        ----------   ----------   ----------      -------
                                                                        ----------   ----------   ----------      -------
Total investment return (1)...........................................    (12.09)%       (32.99)%      25.31%        4.23%
                                                                        ----------   ----------   ----------      -------
                                                                        ----------   ----------   ----------      -------
Ratios/Supplemental Data:
Net assets, end of period (000's).....................................  $ 65,807     $   63,237   $   54,759   $   25,481
Expenses to average net assets, net of fee waivers and expense
  reimbursements......................................................      1.50%*         1.50%        1.50%        1.50%*
Expenses to average net assets, before fee waivers and expense
  reimbursements......................................................      1.84%*         1.79%        2.09%        2.35%*
Net investment income to average net assets, net of fee waivers and
  expense reimbursements..............................................      0.90%*         0.98%        0.63%        0.94%*
Net investment income to average net assets, before fee waivers and
  expense reimbursements..............................................      0.56%*         0.69%        0.04%        0.08%*
Portfolio turnover....................................................        27%            51%          39%          22%

-----------------

+ For the period August 24, 1995 (commencement of operations) through July 31, 1996.
*      Annualized
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include the PACE Program Fee; results would be lower if this fee was included. Total investment return for periods of less than one year has not been annualized.

                           MANAGED ACCOUNTS SERVICES

                                  PAINEWEBBER
                        -C-1999 PaineWebber Incorporated
                                  Member SIPC